UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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MERCER INTERNATIONAL INC.

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MERCER INTERNATIONAL INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2023 Annual Meeting of Shareholders (the "Annual Meeting") of Mercer International Inc. (the "Company") will be held at Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada on May 31, 2023 at 10:00 a.m. (Vancouver time) (doors open at 9:30 a.m. (Vancouver time)) for the following purposes:

1.
To elect eleven directors nominated by the board of directors to serve until the 2024 Annual Meeting of Shareholders;
2.
To approve, on a non-binding advisory basis, the compensation of the Company's executive officers as disclosed in these materials;
3.
To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2023;
4.
To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and
5.
To transact such other business as may properly come before the meeting.

For those who are not able to attend in person, the Company is offering a virtual shareholder meeting in which shareholders may listen to the Annual Meeting, submit questions and vote online at: www.meetnow.global/MA9L422.

Only shareholders of record at the close of business on March 28, 2023 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment, postponement or rescheduling thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend our Annual Meeting in person or through the virtual meeting, we urge you to cast your vote and submit your proxy as promptly as possible by one of the methods below. Make sure to have your proxy card or voting instruction form (VIF) in hand. You do not need to attend the Annual Meeting to vote if you submitted your proxy in advance of the Annual Meeting. A proxy may be revoked in the manner described in the accompanying proxy statement.

By using the Internet at • www.investorvote.com/merc • www.proxyvote.com (for registered shareholders) (for beneficial shareholders)	By calling toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada
By scanning the QR code provided in your proxy with your smartphone	By mailing your signed proxy or voting instruction form

For further information on how to vote, please refer to the instructions on the accompanying proxy card and the accompanying proxy statement. Due to the ongoing public health impact of coronavirus disease 2019 (COVID-19), we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance and will set forth details on how to participate in a press release available at www.mercerint.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jimmy S.H. Lee
Jimmy S.H. Lee
Executive Chairman

April 18, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 31, 2023: Our proxy statement and our 2022 Annual Report to Shareholders are available at www.mercerint.com/investors/reports-filings/. Additionally, you may access our proxy materials at www.proxyvote.com or www.investorvote.com/merc, a site that does not have "cookies" that identify visitors to the site.

PROXY STATEMENT

TABLE OF CONTENTS

Notice Regarding Forward-Looking Statements	iv	SHARES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	41
Non-GAAP Financial Measures	iv	Share Ownership of Certain Beneficial Owners	41
PROXY STATEMENT SUMMARY	v	Share Ownership of Directors and Executive Officers	42
Annual Meeting Information	v	HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	43
Annual Meeting Agenda and Voting Recommendations	vi	INDEPENDENT COMPENSATION CONSULTANTS	43
Snapshot of Board Nominees	vii	REPORT OF THE HUMAN RESOURCES COMMITTEE	43
Board Snapshot	viii	COMPENSATION DISCUSSION AND ANALYSIS	44
Board Refreshment	viii	Executive Compensation Objectives and Program Design	45
Snapshot of Attributes of Director Nominees	viii	COMPENSATION OBJECTIVES, FRAMEWORK AND COMPONENTS	46
Corporate Governance Highlights	ix	Objectives	46
Fiscal 2022	ix	Key Principles	46
Executive Compensation Highlights	xiii	Compensation Mix	47
Variable Pay at Risk	xiii	Compensation Components	47
Advisory Resolution to Approve Our Executive Compensation	xiv	Compensation Governance	49
Independent Registered Public Accounting Firm	xv	Annual Compensation Process	50
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	xv	Target and Maximum Incentives and Realized Pay	52
GENERAL INFORMATION	1	Short-Term Incentive Plan	53
PROPOSAL 1 – ELECTION OF DIRECTORS	3	Long-Term Incentive Program	54
Nominees for Election as Directors	5	Individual Officer Performance Evaluations and Measures	56
Majority Voting Policy in Uncontested Director Elections	10	Compensation Risk Management	56
Board Snapshot	11	Variable Pay at Risk	58
Board Tenure and Refreshment	11	Summary	59
Snapshot of Attributes of Director Nominees	11	How the Committee Considered the 2022 Advisory Vote on Our Compensation Program	60
Board Diversity	12	COMPENSATION DECISIONS AND OUTCOMES	61
CORPORATE GOVERNANCE AND BOARD MATTERS	14	Fiscal 2022	61
Role of the Board	14	Fiscal 2022 Shareholder Returns	64
Key Areas of Board Oversight	14	Fiscal 2022 Compensation	64
Governance Guidelines, Code of Conduct and Other Policies Available on Our Website	15	Fiscal 2022 PSU Grant	69
Board Meetings and Attendance	17	Vesting of Fiscal 2020 PSUs	69
Affirmative Determination Regarding Director Independence	18	EXECUTIVE COMPENSATION TABLES	71
Board Leadership Structure	18	Summary Compensation Table	71
Duties and Responsibilities of Lead Director	19	Narrative Disclosure to Summary Compensation Table	72
Executive Sessions	20	Grants of Plan-Based Awards Table	75
Committees of the Board	20	Narrative Disclosure to Grants of Plan-Based Awards Table	75
Risk Oversight	24	Outstanding Equity Awards at Fiscal Year-End Table	76
Data Privacy and Cybersecurity Risk Oversight	27	Option Exercises and Stock Vested	76
Corporate Social Responsibility	27	Non-Qualified Deferred Compensation	76
ESG Oversight	28	Non-Qualified Deferred Compensation Table	77
Talent Management Oversight and Succession Planning	29	Potential Payments upon Termination or Change of Control	78
Diversity, Equity and Inclusion	30	Narrative Discussion on Potential Payments upon Termination or Change of Control	78
Our Director Nominations Process	30	Pay Versus Performance	82
Board Size Considerations	33	Chief Executive Officer Pay Ratio	85
Director Education	33	INFORMATION REGARDING EQUITY COMPENSATION PLANS	87
Director Evaluation	33	Equity Compensation Plan Information	87
Expectations of our Directors	34	PROPOSAL–2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION	88
Shareholder Engagement	34	PROPOSAL–3 – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89
Shareholder Communications with Board	35	Ratification of Independent Registered Public Accounting Firm	89
Complaint Procedure	35	Fees of Independent Registered Public Accounting Firm	89
Shareholding Guideline for Non-Employee Directors and NEOs	35	Policy on Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services	89
Review and Approval of Related Party Transactions	35	REPORT OF THE AUDIT COMMITTEE	90
Delinquent Section 16(a) Insider Reports	36	PROPOSAL–4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	92
DIRECTORS' COMPENSATION	37	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	92
Directors' Compensation	37	COMMONLY ASKED QUESTIONS AND ANSWERS	93
Director Compensation Table	37	FUTURE SHAREHOLDER PROPOSALS	97
EXECUTIVE OFFICERS	39	INTERNET VOTING	97
		OTHER MATTERS	97

Notice Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement other than statements of historical fact, including statements relating to trends in or expectations relating to the expected effects of our initiatives, strategies and plans, as well as trends in or expectations regarding our financial results and long-term growth model and drivers, and regarding our business strategy and plans and our objectives for future operations, are forward-looking statements. Statements herein that describe our business, strategy, plans, goals, future capital spending levels and potential for growth, improved profit margins and cash generation are forward-looking statements. The words "can", "believe", "may", "will", "continue", "anticipate", "intend", "expect", "seek", and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results and amounts to differ materially from those in forward-looking statements. For a detailed discussion of the risks and uncertainties, see the "Risk Factors" discussion in Item 1A of our 2022 Annual Report. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results. The forward-looking statements included in this Proxy Statement are made only as of the date of this Proxy Statement and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Non-GAAP Financial Measures

In this Proxy Statement we refer to Operating EBITDA which is not a measure of financial performance under accounting principles generally accepted in the United States ("GAAP") and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. We use Operating EBITDA as a benchmark measurement of our own operating results and as a benchmark relative to our competitors. We consider it to be a meaningful supplement to operating income as a performance measure primarily because depreciation expense and non-recurring capital asset impairment charges are not actual cash costs, and depreciation expense varies widely from company to company in a manner that we consider largely independent of the underlying cost efficiency of our operating facilities. In addition, we believe Operating EBITDA is commonly used by securities analysts, investors and other interested parties to evaluate our financial performance.

The following table provides a reconciliation of net income (loss) to operating income and Operating EBITDA for the years indicated:

	Year Ended December 31,
	2022	2021
	(in millions)
Net income (loss)	$247.0	$171.0
Income tax provision for income taxes	98.3	89.6
Interest expense	71.5	70.0
Loss on early extinguishment of debt	-	30.4
Other income	(24.4)	(14.4)
Operating income	392.4	346.6
Add: Depreciation and amortization	144.1	132.2
Operating EBITDA	$536.5	$478.8

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider and you should read the entire Proxy Statement carefully before voting.

Annual Meeting Information

Time and Date:	10:00 a.m. (Vancouver time) on May 31, 2023

Place:	Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada

Record Date:	March 28, 2023 (the "Record Date")

Voting:	• Shareholders of the Company ("Shareholders") as of the Record Date are entitled to vote.

•
Please vote your shares of our common stock (the "Shares") as soon as possible. Your broker will NOT be able to vote your shares with respect to any of the matters presented at the meeting, other than the ratification of the selection of our independent registered public accounting firm, unless you give your broker specific voting instructions.
•
Registered holders may vote in person at the annual meeting.

• See page 93 of this Proxy Statement for more information.

Attending the Annual Meeting:
•
In Person. Meeting starts at 10:00 a.m. (Vancouver time); doors open at 9:30 a.m. (Vancouver time).
•
Virtual Meeting. Meeting starts at 10:00 a.m. (Vancouver time). You also may vote at the annual meeting via the Internet by visiting www.meetnow.global/MA9L422 and following the instructions. You will need the information included on your proxy card to access the meeting.
•
If you hold your Shares through a broker or nominee, you will need a legal proxy from such broker or nominee to attend the annual meeting in person or virtually. See "General Information" on page 1 for more information.

• You do not need to attend the annual meeting to vote if you submitted your proxy in advance of the annual meeting.

v

Even if you plan to attend our annual meeting in person or through the virtual meeting, please cast your vote as soon as possible. Make sure to have your proxy card or voting instruction form (VIF) in hand:

By using the Internet at • www.investorvote.com/merc • www.proxyvote.com (for registered Shareholders) (for beneficial Shareholders)	By calling toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada
By scanning the QR code provided in your proxy with your smartphone	By mailing your signed proxy or voting instruction form

Annual Meeting Agenda and Voting Recommendations

Proposal	Board Voting Recommendation	Page Reference (for more detail)
Management proposals
Election of eleven directors	FOR each director nominee	3
Advisory resolution to approve our executive compensation	FOR	88
Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2023	FOR	89
Advisory vote on the frequency of future advisory votes on executive compensation	1 Year	92

Snapshot of Board Nominees

The following table provides summary information about each director nominee. Each director nominee is elected annually by a majority of votes cast.

		Director Since			Committee Memberships(1)
Name	Age		Principal Occupation	Independent	AC	HRC	GNC	EHSC

Jimmy S.H. Lee	66	1985	Executive Chairman, past President and Chief Executive Officer of the Company

Juan Carlos Bueno	54	2022	President and Chief Executive Officer of the Company, effective May 1, 2022

William D. McCartney	67	2003	President and Chief Executive Officer of Pemcorp Management Inc.

James Shepherd	70	2011	Past director of Buckman Laboratories International Inc.; past President and Chief Executive Officer of Canfor Corporation

Alan C. Wallace	63	2018	Chief Executive Officer of Peloton Advisors Inc.; past Vice Chairman, Investment Banking of CIBC World Markets Inc.

Linda J. Welty	67	2018

Director of Huber Engineered Materials, a portfolio company of J.M. Huber Corporation; past director of GCP Applied Technologies, a global provider of construction products technologies,past president of Flint Ink Corp. and the Specialty Group of H.B. Fuller Company

Rainer Rettig	64	2020	Former Senior Vice President Strategic Projects, BU Polycarbonates of Bayer MaterialScience; Head of Circular Economy Program of Covestro (Deutschland) AG

Alice Laberge	67	2021	Director of Nutrien Ltd. and Russel Metals Inc., past President and Chief Executive Officer of Fincentric Corporation

Janine North	62	2021	Director of Conifex Timber Inc. and Imperial Metals Corporation. Past Chief Executive Officer of Northern Development Initiative Trust

Torbjörn Lööf	58	N/A	Director of Essity AB, Husqvarna Group and AB Blåkläder. Former Chief Executive Officer of Inter IKEA Holding from 2013 to 2020.

Thomas Kevin Corrick	67	N/A	Former Chief Executive Officer of Boise Cascade.

	Chair		Member	Lead Independent Director
AC Audit Committee HRC Human Resources Committee GNC Governance and Nominating Committee EHSC Environmental, Health and Safety Committee

Board Snapshot

The following tables provide a snapshot of the independence, tenure, age, diversity and geographic mix of our director nominees.

Board Refreshment

Over the last three years, we have identified and added four new directors including our new Chief Executive Officer, Juan Carlos Bueno, and not including our two new independent director nominees, Torbjörn Lööf and Thomas Corrick. If our new nominees are elected at the meeting, we will have added seven new independent directors to the board of directors (the "Board") over the last five years. Their expertise in senior leadership, capital markets, public company boards, the forest products industry and international business complements and adds to the existing skills and expertise of other continuing directors.

Snapshot of Attributes of Director Nominees

All director nominees exhibit the following personal attributes:

• Integrity	• Diversity
• Prepared to represent the best interests of all Shareholders	• A proven record of success
• Prepared to participate actively in Board activities	• Collegiality

Our director nominees also have the following qualifications:

Corporate Governance Highlights

We are committed to good corporate governance, which promotes the long-term interests of our Shareholders, strengthens Board and management accountability and helps build public trust in us. The "Corporate Governance and Board Matters" section beginning on page 14 describes our governance framework, which includes the following highlights:

Board Independence
• Independent director nominees	9 of 11
• Independent lead director	William D. McCartney
• Independent Board committees	AC, HRC, GNC

Director Elections
• Frequency of Board elections	Annual
• Lead director term limit	Two terms of 3 years
• Voting standard for uncontested elections	Majority of votes cast

Board and Independent Director Meetings in 2022
• Full Board meetings	14
• Independent director-only meetings	5

Board Committee Meetings in 2022
• Audit Committee	4
• Human Resources Committee	4
• Governance and Nominating Committee	4
• Environmental, Health and Safety Committee	4

Evaluating and Improving Board Performance
• Monitor best practices	Yes
• Board evaluations	Annually
• Committee evaluations	Annually
• Board recruitment and composition	Annually
• Board orientation	Yes
• Continuing Board education	Yes

Aligning Director and Shareholder Interests
• Director stock ownership guidelines	Yes
• Director equity grants	Yes
• Risk oversight by full Board and committees	Yes

Fiscal 2022

In fiscal 2022, we had record financial results and achieved many of our strategic targets and objectives.

Selected Financial Highlights

In fiscal 2022, we:

•
achieved record net income of $247.0 million (or $3.74 per basic share) and record Operating EBITDA of $536.5 million;
•
increased our total revenues by approximately 26% to a record $2,280.9 million from $1,803.3 million in 2021;
•
enhanced our liquidity by establishing two new revolving credit facilities, one being for certain of our German subsidiaries with a principal amount of €300.0 million and a five-year term which has a "sustainability" link feature (the "New German Facility"), and the other a C$160.0 million revolving credit facility for our Canadian pulp mills and certain other subsidiaries (the "Canadian Revolving Facility");

•
generated an annual return on average assets of 9.7%;
•
generated a return on equity of 29.5%; and
•
paid dividends of $19.8 million.

Selected Strategic Highlights

In addition to their contributions and leadership in achieving our record financial results, the following outlines an overall assessment of our executives' contribution in fiscal 2022 to achieving our strategic objectives and targets:

Operations

The operation and maintenance of modern, low-cost, reliable and energy efficient operations is key to produce stable returns through the economic cycle. In fiscal 2022, we:

•
implemented $178.7 million of capital projects at our operations, primarily to increase production and operational efficiency, and reduce costs. Such capital expenditures for our pulp segment related primarily to upgrades to the woodrooms at our Canadian pulp mills, capacity expansion projects and initial costs to rebuild the wood chip conveying systems at our Stendal mill, while capital expenditures for our solid wood segment primarily related to production improvement projects;
•
successfully navigated and recovered from a fire which occurred in the wood chip storage area at our Stendal pulp mill. Due to our health and safety measures and high operational standards, we were able to quickly extinguish the fire and confine damage to the wood chip storage bunkers and associated conveying systems. As a result of our well-defined response plan, the Stendal mill was only down for most of July and we were able to restart operations at the Stendal mill earlier than expected and at approximately 90% of its capacity; and
•
maintained our COVID-19 exposure control plans and protocols, which helped us having no material disruptions to our operations since the pandemic was declared.

Growth and Diversification in Our Core Competencies

We are focused on growth in areas where we have a clear leadership position or high degree of competence to ensure that we can add value for Shareholders. In fiscal 2022, we:

•
significantly expanded our solid wood business through the acquisition of an integrated sawmill and value-added pallet production facility referred to as the "Torgau facility" located near Torgau, Germany for $263.2 million. The Torgau facility has an annual production capacity of approximately 410 MMfbm of lumber, 17 million pallets and 15 MW of electrical generation. The Torgau facility can also produce up to 230,000 metric tonnes of biofuels, consisting of wood pellets and briquettes, used to generate electricity and thermal energy. The Torgau facility is currently of the world's largest producers of Euro-pallets, the standard European shipping pallet;
•
built up the engineering and design team and enhanced the operations at Mercer Mass Timber to position it to bid on major construction projects and fill out its order book; and
•
began construction of a lignin production and research and development plant at our Rosenthal mill.

x

Sustainable Operations

We manage and operate our business, including the natural resources under our care or direction, with a long-term view and focus on sustainability. We believe by doing so we will be able to deliver value to our customers, employees, shareholders, communities and other stakeholders. We strive to maintain the highest environmental, social and governance ("ESG") standards. We believe that by caring for the health and safety of our workers, maintaining the environmental quality of our operations and being part of and actively engaged in the communities in which we operate we enhance the value for all of our various stakeholders and our social licence to operate.

In fiscal 2022, we:

•
increased our focus on sustainability including with improved sustainability management, goal setting and recording capabilities that will be communicated with stakeholders to ensure proper acknowledgment of our sustainability accomplishments and initiatives;
•
conducted our second climate risk and opportunity assessment as part of our adoption of the Task Force on Climate-related Financial Disclosure recommendations. In doing so, we partnered with a global non-profit organization focused on sustainability to develop a series of climate change scenarios for 2030. These models were developed with extensive input from the climate community, and augmented with industry trends and climate projections. The scenarios were then analyzed and used to identify and assess the potential impacts of climate change-related risks and opportunities on us. As a result of this process, we identified three areas of our strategy that may incur risks and opportunities across the scenarios: (i) shifting market demand; (ii) wood and fiber supply; and (iii) supply chain resilience;
•
published our inaugural sustainability report (the "Sustainability Report");
•
enhanced our environmental tracking, measuring and reporting system for both water and air parameters at all of our facilities;
•
spent considerable time with our stakeholders including governments and First Nations to expand our relationships in all areas of our business; and
•
improved our third party ESG risk scores to be in the 67th percentile of the pulp and paper peers.
•
Develop Top Talent to Drive Sustainability and Execute our Strategy

A key component of our focus on sustainability is developing our talent through effective human capital management. In fiscal 2022, we:

•
continued our commitment to health and safety, our Senior Safety Leadership Committee met throughout the year to enhance and implement policies, strategies, expenditures, and training for our employees;
•
engaged an international executive search firm and conducted a well-defined global search for a new Chief Executive Officer candidate, and ultimately appointed Juan Carlos Bueno, who has broad commercial, operational and entrepreneurial skills and experience, as our Chief Executive Officer;
•
undertook a thorough annual review process for each of our executives using feedback from all levels to assess potential, increase accountability, encourage succession planning and identify areas for development;
•
expanded our focus on diversity, equity and inclusion, including, among other things, partnered with a global management consulting company to create a new program called "Change That Matters" and to create a custom strategy to assist us in creating an inclusive community, expanded and created new outreach programs to attract more female workers for our operations and worked to expand business relationships and opportunities with regional First Nations; and
•
conducted succession planning at all levels using specific talent objectives and skills development targets for each position and employee.

The chart below summarizes our selected key financial and operating results for 2022 compared to 2021.

	Year Ended December 31,
	2022	2021	Change (%)
	(in millions, other than where indicated)
Pulp Segment
Pulp production ('000 ADMTs)	1,878.6	1,863.9	1
Average pulp sales realizations ($/ADMT)(1)
NBSK	$876	$779	12
NBHK	$869	$615	41
Pulp sales ('000 ADMTs)	1,917.8	1,812.7	6
Energy production ('000 MWh)(2)	2,028.1	1,826.5	11
Energy sales ('000 MWh)(2)	751.7	702.0	7
Pulp segment revenues	$1,866.1	$1,483.1	26
Pulp segment operating income	$340.7	$251.7	35

Wood Products Segment
Lumber production (MMfbm)	442.2	447.9	(1)
Lumber sales (MMfbm)	409.9	419.7	(2)
Energy production and sales ('000 MWh)	109.6	74.6	47
Wood products segment revenues	$408.5	$313.5	30
Wood products segment operating income	$70.6	$106.1	(33)

Statement of Operations Data:
Total revenues	$2,280.9	$1,803.3	26
Costs and expenses	$1,888.5	$1,456.7	30
Total operating income	$392.4	$346.6	13

Operating EBITDA	$536.5	$478.8	12
Net income (loss)	$247.0	$171.0	44

	December 31,
	2022	2021	Change (%)
Balance Sheet and Other Data:	(in millions, other than ratio)
Cash and cash equivalents	$354.0	$345.6	2
Net debt	$992.5	$891.9	11
Total equity	$838.8	$694.0	21
Net debt to equity ratio	1.2 to 1	1.3 to 1	(8)
Return on Average Assets	9.7%	7.6%	28
Return on Equity	29.5%	24.6%	20
Total Recordable Incident Rate	2.23	3.82	(42)

	Year Ended December 31,
	2022	2021	Change (%)
Share Price and Dividend Data
Price per Share as of fiscal year end(3)	$11.64	$11.99	(3)
Price per Share – High for year	$17.29	$18.14	(5)
Dividends declared per Share	$0.3000	$0.2600	15

(1)
Sales realizations after customer discounts, rebates and other selling concessions. Incorporates the effect of pulp price variations occurring between the order and shipment dates.
(2)
Excludes energy production and sales relating to our 50% joint venture interest in the Cariboo mill, which is accounted for as an equity investment.
(3)
Represents the closing market price of our Shares on the NASDAQ Global Select Market on December 30, 2022 and December 31, 2021, respectively.

Executive Compensation Highlights

Our executive compensation program is designed to achieve the following key objectives:

•
Attract and retain top talent by competing effectively for high quality individuals whose efforts and judgments are vital to our continued success;
•
Closely align compensation with our business purpose and commitment to Shareholder value creation by focusing on long-term sustainable growth;
•
Create an environment in which our executives are motivated to achieve and maintain superior performance levels and goals consistent with our overall business strategy;
•
Reward and compensate our executives for their contribution to our overall success and for their individual performance during the relevant fiscal year;
•
Align the interests of our executives with the long-term interests and value performance of our Shareholders; and
•
Given the cyclicality of the industry in which we operate, provide the Board the discretion to modify compensation targets to meet business needs at the time.

Some of the compensation practices we employ to achieve our objectives include:

What We Do	What We Don't Do
•
Pay for performance philosophy with a large majority of pay at risk
•
Utilize performance-based equity awards with vesting requirements determined and judged by our Human Resources Committee
•
Manage Share usage conservatively
•
Conduct annual "say-on-pay" advisory votes
•
Maintain a clawback policy that covers cash and equity and that is beyond what is required by the Sarbanes-Oxley Act of 2002
•
Assess risks to our compensation policies and practices
•
Maintain a stock ownership policy for our directors and NEOs
•
Independent Executive Compensation Consultant
•
Annually review the Human Resources Committee's charter

•
Do not have single-trigger change-in-control executive contracts
•
Do not provide significant perquisites
•
Do not provide "defined benefit" retirement plans for our executives
•
Do not provide supplemental executive retirement plans for our executives
•
Do not provide excise tax gross-ups of perquisites
•
Do not re-price stock options without Shareholder approval; no grants below fair market value
•
Do not pay dividends on unvested long-term equity incentives to our executives
•
Do not allow executives to engage in hedging, short sales or derivative transactions with respect to our stock

Variable Pay at Risk

Our executive compensation program provides that a majority of compensation awarded to our named executive officers (or "NEOs"), especially our Executive Chairman and Chief Executive Officer, is variable, performance-based compensation and "at risk". The percentage of our executives' compensation opportunity that is variable or at risk versus fixed is based primarily upon the executive's role and, to a lesser extent, geographic location. Generally, executives with more ability to directly influence overall performance have a greater portion of pay at risk through both short- and long-term incentive programs. Further, as a result of local market practices and customs, our North American executives generally have a greater portion of their compensation at risk, including the opportunity to earn greater rewards, than our European-based executives.

The graph below shows the balance of the elements that comprised total direct target compensation for our Executive Chairman, Chief Executive Officer and our other NEOs, as a group, paid in 2022, including the percentage of variable compensation. The percentage of variable compensation listed below each chart is calculated by dividing (i) the value of variable target compensation by (ii) the amount of total direct target compensation, which includes variable compensation plus fiscal 2022 base salary.

Fiscal 2022 Total Direct Target Compensation Paid

Executive Chairman

42%
29%
71%
At Risk
29%
Salary
STIP
LTIP

CEO(1)(2)
12%
12%
77%
88% At Risk
Salary
STIP
LTIP

All Other NEOs

30%
41%
59%
At Risk
29%
Salary
STIP
LTIP

(1)
Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022. In connection with Mr. Bueno's appointment, he was granted: (i) 50,000 RSUs; (ii) 96,530 PSUs that have a performance period ending on December 31, 2023; and (iii) 96,530 PSUs that have a performance period ending on December 31, 2024. Such one-time RSU and PSU grants were made to attract Mr. Bueno as well as allow Mr. Bueno to enter into the same pay for performance cycle as our other NEOs. PSU grants for the CEO in 2023 have returned to previous levels.
(2)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022. Mr. Gandossi's target fiscal compensation was 62% at risk: 38% base salary, 38% STIP and 24% LTIP.

Advisory Resolution to Approve Our Executive Compensation

We are asking Shareholders to approve, on an advisory basis, our executive compensation policies and practices as described in our Compensation Discussion and Analysis, accompanying tables and related narrative contained in this Proxy Statement. The advisory vote, commonly referred to as a "say-on-pay vote", gives Shareholders the opportunity to vote on the compensation for our NEOs that is disclosed in this Proxy Statement. This vote is not intended to address any specific item of executive compensation, but rather the overall compensation for our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Since this say-on-pay vote is advisory, it will not be binding on our Board or our Human Resources Committee. However, both the Board and such committee value the opinion of Shareholders and will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The non-binding resolution approving our executive compensation was approved by approximately 94% of the votes cast by Shareholders present or represented by proxy at our 2022 Annual Meeting of Shareholders.

Independent Registered Public Accounting Firm

As a matter of governance practices, our Audit Committee is asking Shareholders to ratify the selection of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2023. The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP for 2022 and 2021.

	Year Ended December 31,
	2022	2021
Audit Fees	$1,440,100	$1,356,635
Audit-Related Fees	$227,804	$317,466
Tax Fees	$321,008	$417,289
All Other Fees	$38,256	$5,273
Total	$2,027,168	$2,096,663

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Pursuant to Section 14A of the Exchange Act, as amended, we are asking Shareholders to vote, on an advisory basis, on whether future advisory votes on executive compensation should occur every year, every two years or every three years. We have had annual votes on executive compensation on an annual basis starting with our 2011 annual meeting.

The advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the Board's recommendation. Although non-binding, both our Board and our Human Resources Committee value the opinion of Shareholders and will review the voting results. Notwithstanding our Board's recommendation and the outcome of the Shareholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with Shareholders and the adoptions of material changes to compensation programs.

MERCER INTERNATIONAL INC.

Suite 1120, 700 West Pender Street, Vancouver, B.C., V6C 1G8, Canada

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement ("Proxy Statement") is furnished in connection with the solicitation by management of Mercer International Inc. of proxies for use at the annual meeting of our Shareholders to be held at Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada at 10:00 a.m. (Vancouver time) on May 31, 2023 (the "Meeting"), or any adjournment, postponement or rescheduling thereof.

References to "we", "our", "us", the "Company" or "Mercer" in this Proxy Statement mean Mercer International Inc. and its subsidiaries unless the context clearly suggests otherwise. References to "fiscal year" means an annual period ended December 31. Information herein for 2022 generally refers to our 2022 fiscal year.

If a proxy (a "Proxy") is properly executed and received by us prior to the Meeting or any adjournment, postponement or rescheduling thereof, the Shares represented by such Proxy will be voted in the manner directed. Please see the Proxy for voting instructions. In the absence of voting instructions, the Shares will be voted for the proposals set out in the accompanying Notice of Annual Meeting of Shareholders and as shown in the table below and in accordance with the best judgment of the named proxies on any other matter properly brought before the Meeting:

Proposal No.	Vote	Board Recommendation	Broker Non-Vote	Vote Required for Approval	Effect of Abstentions and Broker Non-Votes
1	Election of each of the eleven director nominees	FOR	This matter is non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you	Majority of votes cast	No effect
2	Approval, on a nonbinding, advisory basis, of the compensation paid to our named executive officers	FOR	This matter is non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you	Majority of votes cast	No effect
3	Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2023	FOR	This matter is routine, thus if you hold your shares in street name, your broker may vote your shares for you	Majority of votes cast	Abstention has no effect and broker has discretion to vote
4	Nonbinding advisory vote on the frequency of future advisory votes on executive compensation	1 Year	This matter is non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you	Majority of votes cast	No effect

A Proxy may be revoked at any time prior to its use by filing a written notice of revocation of proxy or a later dated Proxy with our registrar and transfer agent at Proxy Services, c/o Computershare, Inc., P.O. Box 505008, Louisville, KY 40233. A Proxy may also be revoked by submitting another Proxy with a later date over the Internet, by telephone, to our registrar and transfer agent or by voting in person at the Meeting. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy.

The holders of one-third of the outstanding Shares entitled to vote at the Meeting, present in person or represented by Proxy, constitutes a quorum for the Meeting. Shares represented by proxies that reflect abstentions or broker non-votes (i.e., Shares held by a broker/dealer or other nominee that are not voted because the broker/dealer or other nominee does not have the authority to vote on a particular matter) will be counted as Shares that are present and entitled to vote for the purposes of determining the presence of a quorum for the Meeting.

In accordance with rules of the Securities and Exchange Commission (the "SEC"), we are furnishing our proxy materials related to the Meeting primarily via the Internet, instead of mailing printed copies of those materials to each Shareholder. Beginning on or around April 21, 2023, we will mail a Notice of Internet Availability to our Shareholders (other than those who had previously requested electronic or paper delivery) containing instructions on how to access our proxy materials, including this Proxy Statement and our annual report for 2022 (the "2022 Annual Report"), which includes our annual report on Form 10-K for the fiscal year ended December 31, 2022 (the "Form 10-K" or "2022 Form 10-K"). The Notice of Internet Availability also instructs you on how to vote over the Internet. This process is designed to expedite Shareholders' receipt of proxy materials, lower the cost of the Meeting and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise. This Proxy Statement, accompanying Proxy and the 2022 Annual Report will be available on or around April 21, 2023 on our corporate website and at www.proxyvote.com and www.investorvote.com/merc for Shareholders.

Proxies may also be solicited by mail, telephone, facsimile or personal contact by our directors, officers or regular employees without additional compensation. All proxy-soliciting expenses in connection with the solicitation of votes for the Meeting will be borne by us. We also will request brokerage firms, banks, nominee custodians and fiduciaries to forward proxy materials to beneficial owners of our Shares as of the Record Date (as defined below) and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice.

Our Board has set the close of business on March 28, 2023 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournment, postponement or rescheduling thereof.

You are entitled to attend the Meeting only if you were a Shareholder as of the close of business on the Record Date, or hold a valid Proxy for the Meeting. In order to be admitted to the Meeting, you must present proof of ownership of Shares on the Record Date. This can be any of the following:

•
a brokerage statement or letter from a bank or broker indicating ownership on the Record Date;
•
the Notice of Internet Availability of proxy materials;
•
a printout of the proxy distribution email (if you received your materials electronically);
•
a proxy card;
•
a voting instruction form; or
•
a legal Proxy provided by your broker, bank or nominee.

Shareholders and Proxy holders must also present a form of photo identification such as a driver's license. We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures. You may also attend the Meeting via the Internet. The accompanying proxy materials include instructions on how to participate in the Meeting and how you may vote your Shares if you participate electronically. To submit your questions during the Meeting, please log on to www.meetnow.global/MA9L422. You will need to enter the 15-digit control number received with your Proxy or Notice of Internet Availability of proxy materials to enter the Meeting.

If you hold your Shares through a broker or other nominee and wish to attend the Meeting you will need to obtain a legal proxy from such broker or other nominee and send it, along with your name and email address to our registrar transfer agent by email at legalproxy@computershare.com or mail at Proxy Services, c/o Computershare, Inc. (Legal Proxy), P.O. Box 505008, Louisville, KY 40233. Such requests must be labelled "Legal Proxy" and must be received by Computershare no later than 5:00 p.m. (Eastern Time) on May 26, 2023.

PROPOSAL 1 – ELECTION OF DIRECTORS

In accordance with our articles of incorporation and bylaws, each as may be amended from time to time, our Board is authorized to fix the number of our directors at not less than three (3) and not more than thirteen (13) and has fixed the number of directors at eleven (11) for election at the Meeting. Directors are elected at each annual meeting of Shareholders to hold office until the next annual meeting. The persons identified below are nominated to be elected at the Meeting for the ensuing year. Other than Torbjörn Lööf and Thomas Corrick, all of the nominees are currently directors previously elected by Shareholders. Despite the expiration of a director's term, the director shall continue to serve until the director's successor is elected and qualified or until there is a decrease in the number of directors. If for any unforeseen reason any of the nominees for director declines or is unable to serve, Proxies will be voted for the election of such other person or persons as shall be designated by the directors. Our Board has no reason to believe that any of the nominees will be unable or will decline to serve, if elected. Proxies received which do not specify a choice for the election of the nominees will be voted "FOR" each of the nominees. Proxies cannot be voted for more than eleven (11) persons since that is the total number of nominees.

Set forth below is certain information furnished to us by the director nominees. There are no family relationships among any of our current directors, nominees or executive officers. None of the corporations or other organizations referenced in the biographical information below is a parent, subsidiary or other affiliate of ours.

We believe that our directors should satisfy a number of qualifications, including demonstrated integrity, a record of personal accomplishments, a commitment to participation in Board activities and other traits discussed below in "Our Director Nominations Process". We believe that Mercer and all of its stakeholders benefit from the broader exchange of perspectives and balance brought by a diversity of background, thought and experience. We further believe that a diverse and balanced Board enhances our sustainability, understanding of risks and opportunities, decision-making processes and achievement of our strategic goals. We also endeavor to have a Board representing a range of skills and depth of experience in areas that are relevant to and contribute to the Board's oversight of our operations. The Board believes its current size is appropriate for the size and scope of our business.

We believe that the following nominees represent a desirable mix of backgrounds, skills and experiences. Additionally, we believe that the specific leadership skills and other experiences of the nominees described below, particularly in the areas of forest products industry or related business experience, senior executive leadership, financial accounting/reporting, public company board experience, investment management, capital markets and finance, provide us with the perspectives and judgment necessary to guide our strategies and monitor their execution.

Each nominee elected as a director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of such directors' duties, including by attending meetings of our shareholders and meetings of the Board and committees of which such director is a member.

Following the biographical information for each director nominee, we describe the key experience, qualifications and skills our director nominees bring to the Board that, for reasons discussed below, are important in our business and a Board diversity mix.

The Board considered these experiences, qualifications and skills and the directors' other qualifications in determining to recommend that the directors be nominated for election:

Industry and related business experience

We seek directors who have knowledge of and experience in the forest products industry, which is useful in understanding the operations of large manufacturing facilities, fiber procurement and harvesting, pulp, lumber and energy production, logistics and sales aspects of our business. Relevant experiences might include, among other things, forest products Chief Executive Officer or senior executive experience, international experience and relevant senior-level expertise in one or more of the following areas: forest products, bioenergy, chemicals, wood extractives, capital markets, finance and accounting.

Senior leadership experience

We believe that it is important for our directors to have served in senior leadership roles at other organizations, which demonstrates strong abilities to motivate and manage others, to identify and develop leadership qualities in others and to manage organizations. Senior leadership experience is necessary to ensure achievement of our strategic priorities and objectives.

Public company board experience

Directors who have served on other public company boards can offer advice and perspective with respect to Board dynamics and operations, oversight and leadership, the relationship between the Board and management and other matters, including:

	• corporate governance; • executive compensation; • oversight of strategic risk-management;	• oversight of sustainability and ESG matters; • operational and compliance-related matters; and • relations with Shareholders.
Capital markets and financial experience

Directors who have capital markets experience can offer advice and perspective on investor expectations and perspectives, capital raising, appropriate capital structure, financing strategic transactions, including mergers and acquisitions, financial statements and financial reporting matters.

International business experience

We operate internationally and a significant majority of our employees and operations are outside the United States and primarily in Canada and Germany. Further, a significant majority of our customers are located in Europe and China. Accordingly, international business experience is desirable for our directors to have.

ESG

We value and seek directors who have experience in ESG and corporate social responsibility matters, as their advice and perspective can strengthen the Board's oversight and assure that our strategic goals are achieved within a responsible and sustainable business model. We value directors who have experience in advocating for gender and racial equality, human rights and corporate citizenship to ensure that we continue to advance diversity, inclusivity and human rights.

Business development and growth in strategic areas

Directors who have experience in business development and mergers and acquisitions can offer advice and insight of both organic and inorganic growth strategies, the identification of acquisition targets, and analyzing cultural and strategic fit that is instrumental to our long-term success.

Risk management	We value directors who have experience in taking a thoughtful and coordinated approach to risk management, including a clear understanding and oversight of the various risks that we face.
Diversity	We value representation on the Board of gender, ethnic, racial and cultural perspectives that reflect the diversity of our shareholders, employees, customers, suppliers and communities.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

Nominees for Election as Directors

Jimmy S.H. Lee

JIMMY LEE, age 66, has served as a director since May 1985, as Executive Chairman since July 2015 and as President and Chief Executive Officer from 1992 to 2015. Mr. Lee was a director of Golden Valley Mines Ltd. from 2016 to 2021. Previously, during the period when MFC Bancorp Ltd. was our affiliate, he served as a director from 1986 and President from 1988 to December 1996 when it was spun out. During Mr. Lee's tenure with Mercer, we acquired the Rosenthal mill and converted it to the production of kraft pulp, constructed and commenced operations at the Stendal mill and acquired the Celgar mill, Friesau mill, the Peace River mill, the Mercer Mass Timber facility and the Torgau facility. He holds a Bachelor of Science Degree in Chemical Engineering from the University of British Columbia, Canada.

Director Qualifications
•
Mr. Lee possesses particular knowledge and experience in our business as a "founder" and as our former Chief Executive Officer for over 25 years. He also has broad knowledge and experience in finance and banking, credit markets, international pulp markets, derivative risk management and capital allocation. Through his experience and background, Mr. Lee provides vision and leadership to the Board. Mr. Lee also provides the Board with insight and information regarding our strategy, operations and business.

Juan Carlos Bueno

JUAN CARLOS BUENO, age 54, has served as Chief Executive Officer and President since May 1, 2022 and as a director since May 2022. Mr. Bueno most recently served from 2019 to 2022 as the Chairman of the board and co-founder of Global Energy, which produces novel green energy generation devices. Prior to that, from 2011 to 2017, Mr. Bueno was Executive Vice President and Divisional CEO, Global Biomaterials of Stora Enso, a manufacturer of pulp, paper and other forest products. At Stora Enso he designed and led their new biomaterials division, growing sales and tripling profitability. The business included six manufacturing sites and a team of approximately 2,000 employees. Mr. Bueno created a vision and strategy to expand into new sectors such as lignins and hemicellulose. He also has broad experience in investor relations, board interaction and other key CEO functions. Prior to that, Mr. Bueno served in executive positions including Vice President, Crop Protection, President Agar Cross, Commercial Manager, Global Financial Analyst and Business Consultant with EI Dupont NE Nemours & Company in Brazil, UK, Argentina, Colombia and USA. EI Dupont NE Nemours & Company merged with the Dow Chemical Company to create DowDuPont. Mr. Bueno holds, among other things, a BSc., Industrial Engineering degree and a graduate degree in Negotiation & International Relations.

Director Qualifications
•
Mr. Bueno has extensive knowledge and experience in biomaterials, sales, marketing, strategy development and management. He brings to the Board global industrial experience and product experience and a proven track record of achieving commercial and operational excellence over a 30-year career. As our Chief Executive Officer, Mr. Bueno provides the Board with exposure to our executive team and insight into our specific strategic and operational challenges and opportunities.

William D. McCartney

WILLIAM MCCARTNEY, age 67, has served as a director since January 2003 and Lead Director since May 28, 2021. He has been the President and Chief Executive Officer of Pemcorp Management Inc., a corporate finance and management consulting firm, since its inception in 1990. From 1984 to 1990, he was a founding partner of Davidson & Company, Chartered Accountants, where he specialized in business advisory services. He has been involved with numerous capital restructuring and financing events involving several public companies and brings substantial knowledge relating to the financial accounting and auditing processes. He is a chartered professional accountant and has been a member of the Chartered Professional Accountants of Canada since 1980. He holds a Bachelor of Arts degree in Business Administration from Simon Fraser University.

Director Qualifications
•
Mr. McCartney has extensive experience in accounting, financial and capital markets and international markets. He provides the Board with insight and leads its review and understanding of accounting, financial and reporting matters. Mr. McCartney provides the Board experience and leadership on accounting and financial matters in his role as a member of the Audit Committee.

James Shepherd

JAMES SHEPHERD, age 70, has served as a director since June 2011. Mr. Shepherd was President and Chief Executive Officer of Canfor Corporation from 2004 to 2007 and Slocan Forest Products Ltd. from 1999 to 2004. He is also the former President of Crestbrook Forest Industries Ltd. and Finlay Forest Industries Limited and the former Chairman of the Forest Products Association of Canada. Mr. Shepherd has previously served as a director of Conifex Timber Inc., Canfor Corporation and Canfor Pulp Income Fund (now Canfor Pulp Products Inc.). Mr. Shepherd holds a degree in Mechanical Engineering from Queen's University.

Director Qualifications
•
Mr. Shepherd has held several chief executive officer leadership and other senior positions in the forest industry. As a result, Mr. Shepherd brings to the Board extensive senior executive experience relevant to our operations, public company board experience and an understanding of all aspects of the forest products business, ranging from fiber harvesting to lumber and pulp and paper operations. He also brings to our Board significant experience and background in the designing, execution and implementation of large, complex capital projects at large manufacturing facilities like our mills.

Alan C. Wallace

ALAN WALLACE, age 63, has served as a director since June 2018. Mr. Wallace is currently the Chief Executive Officer of Peloton Advisors Inc., a corporate financial advisory firm. In 2021, Mr. Wallace was elected as a director of Swiss Water Decaffeinated Coffee Inc., a global provider of decaffeinated coffee where he acts as Chair of the company. He is based in Vancouver, British Columbia. Mr. Wallace was the Vice Chairman, Investment Banking, CIBC World Markets Inc. from 1987 to 2013 where he was also the Co-Head of its Paper and Forest Products Group from 1995 to 2013. In this capacity, he worked with public and private companies on financial, strategic and merger and acquisition transactions. Mr. Wallace holds a Master of Business Administration from the University of Chicago and a Bachelor of Applied Science (Mech) from the University of Toronto.

Director Qualifications
•
Mr. Wallace has significant capital markets and mergers and acquisitions experience, including relating to debt and equity financings, corporate credit facilities and financial advisory assignments. He also has extensive forest products experience relating to financings and strategic transactions in the industry. He brings to the Board extensive experience in capital markets, cyclical industries, risk management, mergers and acquisitions, securities regulatory matters, financial and accounting matters, talent management, international business, equity and debt investors and corporate strategic planning.

Linda J. Welty

LINDA WELTY, age 67, has served as a director since June 2018. Ms. Welty is currently an independent director of Huber Engineered Materials, a global manufacturer of engineered specialty ingredients, a portfolio company of J.M. Huber Corporation and has served in that role since 2014. From 2020 to September 2022, Ms. Welty was a director of GCP Applied Technologies Inc., which is a global provider of construction products technologies. She is the President and Chief Executive Officer of Welty Strategic Consulting, LLC, an advisory firm focused on the development and execution of value creation strategies. She formerly served as chairman and a director of the Atlanta Chapter of the National Association of Corporate Directors, whose mission is to advance excellence in corporate governance. From 2010 to 2011 she served as a director and member of the special committee of Massey Energy Company. She served as an independent director of Vertellus Specialties, Inc. from 2007 to 2016. Ms. Welty was President and Chief Operating Officer of Flint Ink Corp., a global producer of printing inks for packaging and publication from 2003 to 2005. From 1998 to 2003, she served as President of the Specialty Group of H.B. Fuller Company, a global manufacturer of adhesives, sealants and coatings. She also served for over twenty years in global leadership roles for Hoechst AG and its former U.S. subsidiary, Celanese. She holds a Bachelor of Science in Chemical Engineering from the University of Kansas.

Director Qualifications
•
Ms. Welty brings to the Board extensive global industrial experience spanning more than thirty-five years in corporate governance, executive leadership, operations, sales, marketing and manufacturing roles in the chemicals, specialty chemicals and energy industries.

Rainer Rettig

RAINER RETTIG, age 64, has served as a director since February, 2020. Mr. Rettig has served as head of the Circular Economy Program of Covestro AG (formerly known as Bayer Material Science, a subgroup of Bayer AG), one of the world's leading manufacturers of high-tech polymer materials. Mr. Rettig brings significant experience in sales, marketing and strategy development in the field of chemicals and plastics. He had several senior leadership roles in Germany, Japan, Hong Kong and China. Mr. Rettig holds a Ph.D in polymer chemistry and polymer processing from the Technical University of Darmstadt in Germany.

Director Qualifications
•
Mr. Rettig has extensive knowledge and experience in manufacturing, sales, marketing, strategy development and management. He brings to the Board extensive global industrial experience and insight into the European and Asia-Pacific markets.

Alice Laberge

ALICE LABERGE, age 67, has served as a director since February, 2021. Ms. Laberge is currently a director of Nutrien Ltd., a Canadian agriculture products and services company, and Russel Metals Inc., a metal distribution company, and has served in such roles since 2018 and 2007, respectively. Ms. Laberge is also a director of the Canadian Public Accountability Board. She most recently retired from the board of the Royal Bank of Canada in January 2021, on which she served for over 15 years. She formerly served as President and Chief Executive Officer of Fincentric Corporation, a global provider of software solutions to financial institutions, until 2005, and was previously Chief Financial Officer and Senior Vice-President, Finance for MacMillan Bloedel Ltd. Ms. Laberge is a Fellow of the Institute of Corporate Directors, and holds an MBA from the University of British Columbia and a Bachelor of Science from the University of Alberta.

Director Qualifications
•
Ms. Laberge brings to the Board extensive senior executive experience relevant to our operations and an understanding of the forest products business. She also brings significant corporate governance and public company board experience from a wide variety of companies. Ms. Laberge also has extensive knowledge in financial and accounting matters.

Janine North

JANINE NORTH, age 62, has served as a director since February 2021. Ms. North is currently a director of Conifex Timber Inc., a forest products company, and Imperial Metals Corporation, a Canadian mining company. She is also a director of the Fraser Basin Council and formerly a director of the BC Ferry Services Corp. Ms. North retired from the Northern Development Initiative Trust in 2016 after serving 11 years as the founding Chief Executive Officer. Ms. North holds a Diploma in Management Studies from the Executive MBA Program at Simon Fraser University and a Bachelor of Science from the University of Alberta.

Director Qualifications
•
Ms. North brings with her significant public company board experience, and in particular, with companies involved in the resource sector. In particular, she has extensive knowledge and experience relevant to our operations in the forest products industry, including financings and strategic transactions in the industry, as well as corporate governance and talent management.

Torbjörn Lööf

TORBJÖRN LÖÖF, age 58, is standing for election at this Meeting. Mr. Lööf is currently a director of Essity AB, a leading global hygiene and health company, listed on Nasdaq Stockholm, Husqvarna Group, a Swedish manufacturer of outdoor power products listed on the Nasdaq Stockholm, and AB Blåkläder, a family-owned company within the workwear industry. He was Chief Executive Officer of Inter IKEA Holding (The Netherlands) from 2016 to 2020 and Chief Executive Officer of Inter IKEA Systems, the world-wide IKEA franchisor and owner of the IKEA concept and brand, from 2013 to 2016. From 1989 to 2013 he held a number of leading positions and roles in different areas at IKEA in Sweden and in Italy, including Managing Director, IKEA of Sweden as of 2007. His role also included different board assignments both as Chairman and member for different IKEA companies, as well as being a member of IKEA Group Management. Mr. Lööf led the acquisition and transaction of 70 companies consisting of 26,000 employees in 30 different countries within two years. He developed and launched a new IKEA direction, Three Roads Forward, which is valid until 2025 and constitutes a major strategic shift for IKEA. In addition, he developed and implemented a new strategy which resulted in a complete restructuring for IKEA with the goal to become a global leader in furniture production with world class development and innovation capabilities.

Torbjörn Lööf graduated from a Technical Industry program in Sweden and completed his financial education at MCE Management Centre Europe, Brussels.

Director Qualifications
•
Mr. Lööf brings with him extensive senior executive experience relevant to our operations and has extensive knowledge and experience in manufacturing, sales, marketing and strategy development in the European market.

Thomas Kevin Corrick

THOMAS KEVIN CORRICK, age 67, is standing for election at this Meeting. Mr. Corrick served as Chief Executive Officer for Boise Cascade, one of the largest producers of engineered wood products and plywood in North America and a leading U.S. wholesale distributor of building products, from 2015 to 2020. Mr. Corrick began his Boise Cascade career in 1980 in finance, including roles in audit, treasury, and planning, and then moved into several leadership roles with the Wood Products manufacturing division. Under his leadership as Vice President, then Senior Vice President, the engineered wood products business grew to a market leadership position and became one of the key growth and profit engines for the company. He led the acquisition of several mills to fill product and geography gaps and nearly doubled the size of the company’s existing operations. He also focused on the supply chain, and doubled the capacity of the feeder mills supporting the business. Key accomplishments as CEO include implementing a systematic, company-wide focus on mission and values, significantly expanding leadership development and succession planning activities, with a focus on diversity and inclusion, and leading an initiative to create an owner-focused capital allocation strategy and mindset across the company. During his tenure as CEO, the company substantially improved its competitive position by expanding core capacity, selling and closing non-strategic assets, and strengthening its balance sheet by refinancing its entire debt portfolio.

Mr. Corrick has served on several advisory committees and boards. He currently serves as a board member for the Treasure Valley YMCA and the St. Luke’s Health System. Previously he served as a director for the Salt Lake City branch of the Federal Reserve Bank of San Francisco and the American Wood Council (AWC), where he served as chair.

He received both his bachelor's and master's degrees in business administration from Texas Christian University.

Director Qualifications
•
Mr. Corrick brings to the Board extensive senior executive and leadership experience spanning more than forty years. He also has significant knowledge and experience relevant to our operations in the forest products industry and in strategic development, financial and accounting matters.

Majority Voting Policy in Uncontested Director Elections

In order to provide Shareholders with a meaningful role in the outcome of director elections, our Board has adopted a provision on voting for directors in uncontested elections as part of our Corporate Governance Guidelines (the "Governance Guidelines"). This provision provides that any nominee in an uncontested election who receives more votes "Against" for his or her election than votes "For" his or her election shall have his or her term as a director terminate on the earliest to occur of: (i) 90 days after the date the election results are certified; (ii) the date such director resigns; or (iii) the date the Board fills the position. We have amended our bylaws to reflect such provision.

The complete terms of this provision are included in our Governance Guidelines which can be found at the "Governance" link on our website at www.mercerint.com.

The election of directors at the Meeting is an uncontested election.

Board Snapshot

The following tables provide a snapshot of the independence, tenure, age, diversity and geographic mix of our director nominees.

Board Tenure and Refreshment

Maintaining an appropriate balance of tenure among directors is an integral part of the Board's consideration. Longer serving directors bring valuable experience and knowledge with respect to our business, industry and strategic and operational challenges. Newer directors bring, along with their own personal experiences, fresh perspective and ideas.

We have added four new directors to the Board over the last three years, including our new Chief Executive Officer, Juan Carlos Bueno, and not including Torbjörn Lööf and Thomas Corrick, who will both be standing for election as new independent director nominees at the upcoming Meeting. As a result, if they are elected at the Meeting, we will have added seven new independent directors to the Board over the last five years.

We do not believe that directors should be subject to term or age limits. While term and age limits could facilitate fresh ideas and viewpoints being consistently brought to the Board, we believe they are counter-balanced by the disadvantage of causing the loss of directors who, over a period of time, have developed insight into our strategies, operations and risks and continue to provide valuable contributions to Board deliberations. We believe that our decision not to establish term or age limits is consistent with the prevailing practice among companies in the S&P 500. We recognize that certain governance stakeholders have suggested that longer-serving directors may have decreased independence and objectivity; however, we believe that arbitrarily removing knowledgeable directors and the oversight consistency they bring – particularly during periods of management change – weighs against strict restrictions on director tenure. Ultimately, it is our Board's responsibility to establish Board refreshment policies, using its discretion in our best interests and our Shareholders.

Snapshot of Attributes of Director Nominees

All director nominees exhibit the following personal attributes:

• Integrity	• Diversity	• Collegiality
• Prepared to represent the best interests of all Shareholders	• A proven record of success	• Prepared to participate actively in Board activities

Our director nominees also have the following qualifications and attributes:

	Industry & Related Experience	Senior Leadership Experience	Public Company Board Experience	Capital Markets & Financial Experience	International Business Experience	Environment, Health and Safety	Business Development, Mergers and Acquisitions and Growth	Diversity
Jimmy S.H. Lee	✓	✓	✓	✓	✓	✓	✓	✓
Juan Carlos Bueno	✓	✓		✓	✓	✓	✓	✓
William D. McCartney		✓	✓	✓	✓		✓
James Shepherd	✓	✓	✓	✓	✓	✓	✓
Alan C. Wallace	✓	✓		✓	✓		✓
Linda J. Welty	✓	✓	✓	✓	✓	✓		✓
Rainer Rettig	✓	✓			✓	✓	✓
Alice Laberge	✓	✓	✓	✓			✓	✓
Janine North	✓	✓	✓	✓		✓	✓	✓
Torbjörn Lööf	✓	✓	✓	✓	✓	✓	✓
Thomas Kevin Corrick	✓	✓	✓	✓	✓	✓	✓

Board Diversity

We recognize the benefit of diversity and inclusion and consider it to be a key element of Board effectiveness. We believe diversity and inclusion on the Board provides us with a better understanding of issues, enhances our decision making, improves our execution and performance, enhances our oversight of risk, ESG matters and strategies and enhances value for Shareholders and other stakeholders. As a result, while all Board nominations are based on merit, our Governance and Nominating Committee will consider, along with the skills, experience and expertise of a director, other factors including gender, race, ethnicity, age and geography to ensure a diverse Board membership.

In August 2021, the SEC approved a NASDAQ Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new NASDAQ listing rules require all NASDAQ listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules also require most NASDAQ listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+. In this regard, Ms. Welty, Ms. Laberge and Ms. North are female, Mr. Lee is Asian and Mr. Bueno is Hispanic or Latinx. Accordingly, we would be in compliance with NASDAQ’s diversity requirement.

Currently and in the past, 30% of our Board has been comprised of directors who are women. At the upcoming Meeting we have added two new independent director nominees for election, Messrs. Lööf and Corrick, who are each of exceptional quality and who brings to the Board a wealth of experience and fresh perspectives. As a result, if all of the Board nominees are elected at the Meeting, 27.5% of our Board will be comprised of women. Subsequent to the Meeting, we will work towards readjusting the diversity of our Board membership to meet our goal of a Board that is 30% comprised of women.

The Board Diversity Matrix below presents the director nominee diversity statistics in the format prescribed by the NASDAQ rules, and such information is based on voluntary self-identification by each nominee:

Board Diversity Matrix (As at April 18, 2023)
Total Number of Directors	11
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	3	8	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

Board Diversity Matrix (As at April 6, 2022)
Total Number of Directors	10
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	3	7	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

CORPORATE GOVERNANCE AND BOARD MATTERS

Role of the Board

Our Board makes major policy decisions, participates in strategic planning, oversees risk management, oversees our sustainability and ESG initiatives and reviews management's performance and effectiveness. Certain important matters must be dealt with by our Board, such as the approval of financial statements and the declaration of dividends to our Shareholders. Through our Governance Guidelines and/or formal resolution, the Board reserves for itself the right to make certain decisions and delegates others to management. In some matters, management's discretion is limited by dollar thresholds beyond which Board approval is required.

Our Board, with management, also sets the tone from the top to set high standards of conduct and promote an open and transparent culture. The Board's responsibility to oversee conduct and culture is broad and focuses on continuous improvement in our affairs.

Key Areas of Board Oversight

Responsibility	Activities
Conduct and Culture
•
Setting the tone from the top.
•
Championing our values and satisfying ourselves that a culture of integrity is maintained by us. This is furthered by our Code of Business Conduct and Ethics and other policies.
•
Promoting a respectful environment where colleagues can speak up and challenge behaviors that do not align with our values.

Governance
•
Through our Governance and Nominating Committee, monitoring best practices in governance, developing corporate governance principles and guidelines and establishing appropriate structures and procedures to allow our Board to function effectively and independently of management.

Risk Oversight
•
Overseeing and approving our risk management and appetite.
•
Regularly reviewing at Board meetings the risks we face, changes to our risk profile and mitigation measures.
•
Through our Board committees, overseeing strategic risk policies and monitoring conduct.
•
Promoting a strong risk culture and ensuring conduct aligns with our business-wide risk appetite.

ESG Oversight
•
Overseeing, advising and assisting in developing, implementing and monitoring ESG polices, practices and strategies and our sustainability initiatives to meet high standards of environmental and social responsibility.
•
Reviewing and setting our sustainability goals.
•
Overseeing our approaches to managing climate-related impacts.
•
Monitoring the social, political, environmental, public policy, legislative and regulatory trends, and developing governance principles and strategic guidelines and ESG initiatives in response to such trends including our approach to climate change.

Strategic Oversight
•
Overseeing our strategic direction and the formulation of our plans and priorities ensuring alignment with our risk appetite.
•
Annually approving our strategic plan and initiatives which takes into account, among other things, the opportunities and risks of our business and aspects of our sustainability initiative.
•
Approving our financial objectives and operating plans including significant capital allocations, expenditures and transactions that exceed prescribed thresholds.
•
Regularly discussing and reviewing aspects of strategy with management and monitoring the implementation of strategic initiatives.
•
Reviewing and approving our organizational structure.
•
Reviewing the results of our annual business performance assessments.

Responsibility	Activities
Talent Management and Succession Planning

Together with our Human Resources Committee:

•
Reviewing strategies and programs for assessment and development of senior talent;
•
Supervising succession planning processes, which include selection, appointment and the development of our Chief Executive Officer and other senior executives; and
•
Evaluating and approving compensation of our Executive Chairman, Chief Executive Officer and senior management team in a manner consistent with practical incentives.

Financial Reporting and Internal Controls
•
Overseeing compliance with applicable audit, accounting and financial reporting requirements.
•
Requiring management to implement and maintain effective systems of internal control, including management information systems.
•
Through our Audit Committee, assessing the adequacy and effectiveness of systems of internal control.
•
Approving the quarterly and annual financial reports.

Governance Guidelines, Code of Conduct and Other Policies Available on Our Website

The Governance section of our website (https://mercerint.com/our-company/governance/) contains our policies regarding our governance and other practices including our:

• Governance Guidelines; • Code of Business Conduct and Ethics; • Whistleblower Policy; • Clawback Policy; • Environmental Policy; • Health and Safety Policy; • Securities Law Compliance Policy;	• Hedging Transactions Policy; • Anti-Corruption Policy; • Western Canada Indigenous Relations Policy; • Sustainable Purchasing Policy; • Wood and Fibre Procurement Policy; and • Human Rights Policy.

In 2022, we adopted a new set of corporate governance guidelines. Our Governance Guidelines provide a set of flexible guidelines for the effective functioning of our Board which are reviewed regularly and revised as necessary or appropriate in response to changing regulatory requirements and evolving best practices.

Our Governance Guidelines also:

•
provide for our charters for each Board committee including our Audit Committee Charter;
•
provide for the duties and responsibilities of the Board, its committees and certain of our officers including our Chief Executive Officer;
•
provide for practices with respect to the holding of regular quarterly and strategic meetings of the Board, including separate meetings of non-employee directors; and
•
reserve to the Board specific approval and authority for certain decisions or matters.

In 2022, we adopted a new and enhanced Code of Business Conduct and Ethics. The Code provides a framework of fundamental principles that guide the Board in its deliberations, allows us to address sensitive and complex matters and sets forth our accountabilities if standards of conduct are not upheld.

Our Code of Business Conduct and Ethics, which applies to all of our executives, employees and directors, is designed to deter wrongdoing and promote:

•
honest and ethical conduct;
•
avoidance of conflicts of interest;
•
full, fair, accurate and timely disclosure in our public filings with the SEC;
•
compliance with applicable governmental laws, rules and regulations;
•
prompt internal reporting of violations of the code; and
•
accountability for adherence to the code.

Our Clawback Policy provides procedures which allow us to seek reimbursement with respect to incentive compensation paid or awarded to executive officers where the payment of a bonus or equity award or the vesting of such award was predicated upon the achievement of financial results that were the product of fraudulent activity or that were subsequently the subject of a material negative restatement. Further, our policy also provides for forfeiture or clawbacks of awards in specified cases where we determine an executive has engaged in material misconduct, material failure to comply with our policies or personal misconduct that is detrimental to us.

We encourage a transparent and open environment where all employees can speak up without reprimand. Our Whistleblower Policy provides a set of procedures for our employees to report, on a confidential basis, their concerns or complaints about questionable accounting or auditing matters or violations of legal or regulatory requirements and for the Audit Committee to receive and respond to such concerns and complaints. Accordingly, our employees can report any misconduct to a supervisor, manager, or the Audit Committee, or employees can make reports and raise concerns on a confidential basis through our Integrity Hotline.

Our Securities Law Compliance Policy applies to the handling of our material non-public information or other companies with whom we deal and the buying and selling of our stock and other securities and those of other companies.

Our Hedging Transactions Policy, which applies to our directors and all of our executive officers, is designed to prohibit such individuals from hedging their Mercer stock, including trading in options, puts, calls or other derivative instruments relating to our securities.

Our Anti-Corruption Policy is designed to expand upon the provisions of our Code of Business Conduct and Ethics relating to international operations and ensure compliance by us and our directors, officers, employees and agents with the United States Foreign Corrupt Practices Act of 1977 (the "Foreign Corrupt Practices Act") and other applicable anti-corruption laws.

In 2022, we conducted management online training sessions to increase awareness and educate our management on the Foreign Corrupt Practices Act and other similar foreign corrupt practices rules and regulations.

Our Environmental Policy is designed to promote responsible environmental stewardship, and to encourage efforts in protecting and sustaining our resources and their ecosystems in the course of our operations. Our Health and Safety Policy applies to all of our employees and operations, and is designed to promote the creation and maintenance of a safe and healthy work environment. Our Wood and Fibre Procurement Policy is designed to promote sustainable forest management and wood sourcing practices in the course of our operations. Each of the policies outline certain practices we undertake to promote positive environmental performance and a safe and healthy workplace.

We recognize that in Western Canada we conduct some of our operations on the treaty, settlement, traditional and unceded territories of Indigenous peoples. Indigenous communities are important partners in maintaining sustainable forest management. Our Western Canada Indigenous Relations Policy outlines our commitment to pursuing positive and respectful relationships with Indigenous nations, settlements and individuals, and provides a framework of practices that encourages and supports such relationships.

Our Sustainable Purchasing Policy is designed to promote responsible procurement and purchasing practices by providing a set of standards that we seek from our suppliers when they conduct business with us. This policy is based on the recognition of human and labour rights, Indigenous rights, environmental sustainability and anti-corruption practices, and is a commitment to meeting the standards of the United Nations Global Compact, to working towards the ISO 20400 Standard for Sustainable Procurement and to building on the ISO 26000 Standard for Social Responsibility.

Our Human Rights Policy applies to all of our employees, and reflects our recognition of human rights as one of our core values. The policy provides a framework for how we conduct our business from a human rights perspective, including providing guiding principles on approaching relationships with employees, suppliers and Indigenous communities in a respectful manner.

Board Meetings and Attendance

In 2022,

•
each member of the Board, during their term of service, attended 100% of all meetings of our Board and each committee on which he or she serves;
•
each of our independent directors, during their term of service, attended 100% of our executive sessions for independent directors without management; and
•
all of our directors attended the annual meeting held in May 2022 either virtually or in person. (Although we do not have a formal policy with respect to attendance of directors at our annual meetings, all directors are encouraged and expected to attend such meetings in person or through the virtual meeting, if possible.)

Current committee membership and the number of meetings of our full Board and committees held in 2022 are shown in the table below.

	Board	Audit Committee	Human Resources Committee	Governance and Nominating Committee	Environmental, Health and Safety Committee
Jimmy S.H. Lee
Juan Carlos Bueno(1)
William D. McCartney
James Shepherd
R. Keith Purchase(2)
Alan Wallace
Linda Welty
Rainer Rettig
Alice Laberge
Janine North
Number of 2022 Meetings	14	4	4	4	4
	Chair		Member		Lead Independent Director

(1)
Upon his election as a director on May 31, 2022, Mr. Bueno became a member of the Environmental Health and Safety Committee.
(2)
Mr. Purchase will not be standing for election at the Meeting.

Affirmative Determination Regarding Director Independence

The NASDAQ listing standards require that a majority of the members of a listed company's board of directors be independent.

To determine whether directors are independent, the Board uses information about their personal and business relationships. The Board collects this information from sources such as:

•
director responses to an annual detailed questionnaire; and
•
director biographical information.

Based upon the NASDAQ rules, our Board has determined that the following nine director nominees are independent and represent 82% of our director nominees:

Director Nominee Independence	Independent Director Nominees
• William D. McCartney • James Shepherd • Alan Wallace • Linda Welty • Rainer Rettig • Alice Laberge • Janine North • Torbjörn Lööf • Thomas Kevin Corrick

Board Leadership Structure

Our Board is responsible for overseeing the exercise of corporate power and seeing that our business and affairs are managed to meet our own stated goals and objectives and that the long-term interests of our Shareholders are served.

Our Governance and Nominating Committee, which is made up entirely of independent directors, is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board governance structures and practices best suited for our particular situation. This committee determines what leadership structure it deems appropriate, based on factors such as experience of the applicable individuals and the current business environment.

Our Board Leadership Structure	Practices
Leadership: • Executive Chairman • Lead Director • Audit, Human Resources and Governance and Nominating Committees led by and composed solely of independent directors • Active engagement by all directors

Our Board leadership structure includes practices such as:

•
a Lead Director, who provides leadership to our independent directors, assists in establishing agendas for Board and committee meetings and chairs executive sessions of our independent directors; and
•
holding regular executive sessions at each Board meeting to allow for the active engagement of independent directors and appropriate oversight of management.

The Board believes our leadership structure and practices provide an optimal framework to guide us and maintain the focus required to achieve our long-term business goals.

Our Board believes that it should maintain flexibility to select our Chairman and its Board leadership structure from time to time and our policies do not preclude our Chief Executive Officer from also serving as Chairman of the Board. Our Executive Chairman, Mr. Lee, was formerly our Chief Executive Officer until 2015 when he became Executive Chairman. Our Board believes Mr. Lee serving as Executive Chairman allows the Board to benefit from Mr. Lee's in-depth knowledge of our business and industry as well as leadership in formulating and implementing strategic initiatives.

In considering its leadership structure, the Board has taken a number of factors into account. In particular, the Governance and Nominating Committee has sought to ensure that independent backgrounds and opinions dominate both the Board and the Board's committees. Consequently, the Board, which currently consists of eight independent directors out of ten, who are highly qualified and experienced, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that all of the Chairs of our Board committees are independent directors, and the Audit Committee, Human Resources Committee and Governance and Nominating Committee are composed entirely of independent directors.

Our Board leadership structure and practices, including the appointment of a Lead Director for a three-year term and meetings in executive sessions, support the independence of our non-employee directors. Meetings are also held formally and informally from time to time with our Executive Chairman and Chief Executive Officer for discussion of relevant subjects.

Duties and Responsibilities of Lead Director

Lead Director	Primary Responsibilities

Lead Director

William D. McCartney

Executive Sessions Led in 2022: 5

Average Attendance of Independent Directors at Executive Sessions in 2022: 100%

The position of Lead Director comes with a clear mandate and significant authority. While the Lead Director is elected annually, in order to provide consistency and continuity, it is generally expected that he or she will serve for a three-year term.

The Lead Director shall serve in such capacity for not more than two consecutive three-year terms.

•
Provide leadership to non-employee directors on the Board.
•
Ensure that the Board can operate independently of management.
•
Serve as a liaison between the independent directors and the Executive Chairman.
•
Ensure that the Board has adequate resources to support its decision-making process and is appropriately approving strategy and supervising management's progress against that strategy.
•
Ensure, with the Executive Chairman, that the committees are working effectively.
•
Establish, in consultation with the Executive Chairman and Chief Executive Officer, procedures to govern the Board's work, ensuring that the Board is appropriately approving strategy and supervising management's progress against that strategy.
•
Provide input and help to develop, with the Executive Chairman, Board agendas and timetables for Board and committee meetings.
•
Annually review the effectiveness of the Board and committees in conjunction with the Governance and Nominating Committee.
•
Lead and assist the Board in the discharge of its duties and responsibilities.
•
Ensure that independent directors have adequate opportunities to meet and discuss without management present.
•
Chair meetings of the Board when the Executive Chairman is not in attendance.
•
Ensure delegated committee functions are carried out and reported to the Board.
•
Be the senior spokesperson for the Board on governance matters and executive management compensation matters.
•
Ensure that the Board receives adequate and regular updates from the Executive Chairman and Chief Executive Officer on all issues important to the business and our future.

Executive Sessions

Our Board believes it is important to have executive sessions without the Chief Executive Officer, Executive Chairman and other members of management, which are scheduled during every meeting of the Board. Our independent directors have robust and candid discussions at these executive sessions, during which they evaluate the performance of the Chief Executive Officer, Executive Chairman and other senior officers, our governance practices, the reports of our independent registered public accountants, the meetings themselves and any other relevant matter.

Mr. McCartney was appointed our Lead Director effective May, 2021. He chaired all 5 executive sessions of our independent directors. Our independent directors generally hold two executive sessions at each regularly scheduled meeting of the Board, both before and after such meetings.

Committees of the Board

Our Board currently has four standing committees: the Audit Committee, the Human Resources Committee, the Governance and Nominating Committee and the Environmental, Health and Safety Committee. Our committee meetings are generally open to all directors, who often voluntarily attend all committee meetings. Copies of the charters for all of our committees are included in our Corporate Governance Guidelines which are available on our website.

Audit Committee	Primary Responsibilities

Members in 2022:

•
Alan Wallace (Chair)
•
William D. McCartney
•
Alice Laberge
•
Janine North

Meetings in 2022:  4

Average Attendance in 2022: 100%

All members satisfy the audit committee independence requirements of the NASDAQ rules and are financially sophisticated, as interpreted by the Board.

Our Board has also determined that the committee Chair, Mr. Wallace, qualifies as an "audit committee financial expert", as defined in applicable SEC rules and applicable NASDAQ listing standards.

•
Oversee our accounting and financial reporting processes, including the review of the financial statements to be included in our annual reports on Form 10-K and quarterly reports on Form 10-Q, the external audit process and our systems of internal accounting and financial controls.
•
Provide an open avenue of communication between the Board, management and our independent registered public accounting firm.
•
Appoint and approve our independent registered public accounting firm, all audit engagement terms and fees to be paid to the independent auditor.
•
Oversee the relationship with our independent registered public accounting firm, including reviewing auditor independence, the scope of their work and the pre-approval of audit and non-audit services.
•
Review our quarterly and financial results with management and our independent registered public accounting firm and, based on such review, recommend to the Board that quarterly and annual financial statements be included in our annual reports on Form 10-K and quarterly reports on Form 10-Q.
•
Meet with and review the results of the annual audit performed by the independent registered public accounting firm and the results of their review of our annual and quarterly financial statements.
•
Review and approve the terms of all related party transactions.
•
Review management's assessment of the effectiveness of our internal controls over financial reporting and consider with management and our independent registered public accounting firm whether any changes to such internal controls are appropriate.
•
Provide guidance and oversight to our internal audit function, which is designed to provide ongoing assessments of our risk management processes and internal control systems.
•
Review the methods of our assurance process, including the hiring of an external assurance firm, related to our ESG disclosure.
•
Review periodically and discuss with management our major risk exposures, including review of our privacy and cybersecurity program, including an annual review of processes for the identification, assessment and management of material risks that we face.
•
Maintain a Business Risk Matrix that identifies our risks and ranks them by severity and probability, and coordinate input at least annual with our other committees in their areas of responsibility.
•
Establish and maintain procedures for receiving, reviewing and responding to complaints regarding accounting, internal accounting controls or auditing matters.
•
Review and consider material claims and litigation that affect us.
•
Review and reassess the adequacy of our Audit Committee Charter annually and recommend any changes to the Board for approval.

Human Resources Committee(1)	Primary Responsibilities

Members in 2022:

•
Keith Purchase (Chair)
•
James Shepherd
•
Alan Wallace
•
Alice Laberge
•
Rainer Rettig(2)

Meetings in 2022:  4

Average Attendance in 2022:  100%

All members of the Human Resources Committee have been determined to be independent directors under NASDAQ rules.

(1)
On May 31, 2022, the "Compensation and Human Resources Committee" was renamed to the "Human Resources Committee"
(2)
Mr. Rettig ceased to be a member of the Human Resources Committee on May 31, 2022, but attended 100% of the committee meetings prior to such date during the 2022 fiscal year.

•
Oversee appropriate compensation practices and determine the compensation and other benefits for executive officers.
•
Periodically review and advise the Board on our overall compensation philosophy and plans and assess the competitiveness and adequacy of our compensation programs.
•
Analyze executive compensation data, including base salaries, annual bonuses, long-term incentives and pay, as well as executive compensation principles, strategies, trends, regulatory requirements and current programs.
•
Annually review and recommend compensation packages for both our Executive Chairman and Chief Executive Officer and approve the compensation packages for our other executive officers.
•
Based on discussions with our independent directors, the Chair of the Governance and Nominating Committee and the Chair of the Human Resources Committee, annually review the performance of our Executive Chairman and Chief Executive Officer.
•
Review and make recommendations to our Board with respect to non-employee director compensation, including compensation for members of committees of the Board.
•
Administer our incentive compensation and equity-based plans, including reviewing and approving equity grants to executive officers and employee benefit plans and other perquisites.
•
Review annual performance objectives and goals for our executive officers and actual performance against previous year's goals to evaluate individual performance and, in turn, compensation levels.
•
Annually review and approve the peer group companies used for the purposes of assessing executive officer compensation.
•
Review and approve management development strategies and succession plans for our key executive officers.
•
Review and consider the results of any advisory vote on executive compensation.
•
Review and assess the adequacy of its charter and recommend any changes to the Board for approval.

Governance and Nominating Committee	Primary Responsibilities

Members in 2022:

•
William D. McCartney (Chair)
•
Linda Welty
•
Janine North
•
Rainer Rettig(1)
•
R. Keith Purchase(2)

Meetings in 2022:  4

Average Attendance in 2022:  100%

All members of the Governance and Nominating Committee have been determined to be independent directors under NASDAQ rules.

(1)
Mr. Rettig was appointed as a member of the Governance and Nominating Committee on May 31, 2022, and attended 100% of the committee meetings after such date.
(2)
Mr. Purchase ceased to be a member of the Governance and Nominating Committee on May 31, 2022, but attended 100% of the committee meetings prior to such date during the 2022 fiscal year.

•
Provide leadership with respect to corporate governance.
•
Recommend to the Board nominees for appointment to the Board, including identifying and screening potential Board candidates and committee members.
•
Make recommendations to the other independent directors for their selection of the Lead Director.
•
Determine the skills, qualifications and other expertise required of directors and develop criteria to be considering in selecting potential Board candidates.
•
Develop and monitor our overall approach to corporate governance issues.
•
Review with the Board, on a regular basis, the methods and processes by which the Board fulfills its duties and responsibilities.
•
Evaluate the overall effectiveness of the Board and its performance.
•
Based on discussions with our independent directors, the Chair of the Governance and Nominating Committee and the Chair of the Human Resources Committee, annually review the performance of our Executive Chairman and Chief Executive Officer.
•
Review our Governance Guidelines, including committee charter, in light of changing conditions and make recommendations to the Board on appropriate modifications.
•
Monitor compliance with our Governance Guidelines.

Environmental, Health and Safety Committee	Primary Responsibilities

Members in 2022:

•
James Shepherd (Chair)
•
Jimmy S.H. Lee
•
Juan Carlos Bueno(1)
•
Linda Welty
•
Rainer Rettig
•
David Gandossi(1)

Meetings in 2022: 4

Average Attendance in 2022:  100%

All members of the Environmental, Health and Safety Committee, other than Messrs. Lee, Bueno and Gandossi, have been determined to be independent directors under NASDAQ rules.

(1)
Following Mr. Gandossi's retirement from the Board on May 31, 2022, Mr. Bueno filled the vacancy on the Environmental, Health and Safety Committee left by Mr. Gandossi, and attended 100% of the committee meetings following May 31, 2022 during the 2022 fiscal year.
(2)
Mr. Gandossi ceased to be a member of the Environmental, Health and Safety Committee on May 31, 2022, but attended 100% of the committee meetings prior to such date during the 2022 fiscal year.

•
Review, approve and, if necessary, revise our environmental, health and safety policies and environmental compliance programs.
•
Monitor our environmental, climate change, health and safety management systems including internal and external audit results and reporting.
•
Provide direction to management on the frequency and focus of external independent environmental, health and safety audits.
•
Review and assess its charter and recommend any changes to the Board for approval.

Risk Oversight

The Board, acting directly or through committees, is responsible for assessing risk factors relating to our and its performance, and overseeing and reviewing risk management, including reviewing measures to address and mitigate such risks. In discharging this responsibility, the Board, either directly or through committees, assesses risks that relate to economic and market assumptions that guide our strategic plans and growth strategies, and significant operations risks related our day-to-day operations.

The Board regularly meets to review and assess risks that we face, changes to our risk profile, and our mitigation and risk management strategies.

In 2022, we established an internal audit function by hiring two internal auditors in North America and in Europe to provide ongoing assessments of our financial reporting, internal control systems and other assessments.

The Board oversees the proper safeguarding of our assets, the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations and proper governance. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing us. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for us to be competitive on a global basis and to achieve our long-term strategic business objectives.

Oversight of Risk
•
The Board oversees risk management.
•
Board committees, which meet regularly and report back to the full Board, play significant roles in carrying out the risk oversight function.
•
Management is charged with managing risk, through robust internal processes and effective internal controls.

Effective risk oversight is an important priority of the Board. The Board has implemented a risk governance framework designed to:

•
understand critical risks in our business and strategy;
•
allocate responsibilities for risk oversight among the full Board and its committees;
•
evaluate our risk management processes and whether they are functioning adequately;
•
facilitate open communication between management and directors;
•
oversee our initiatives and communication relative to our sustainability initiatives relating to ESG matters; and
•
foster an appropriate culture of integrity and risk awareness.

While the Board oversees risk management, our management is charged with managing risk and developing mitigation measures.

We have robust internal processes and an effective internal control environment which facilitate the identification and management of risks and regular communication with the Board. These include an enterprise risk management program under the leadership of the Chief Financial Officer, regular internal management disclosure committee meetings, a Code of Business Conduct and Ethics and other policies, strong internal controls and a comprehensive external audit process. We also have a robust internal audit function which is designed to provide ongoing assessments of our risk management processes and systems of internal control. The Board and the Audit Committee monitor and oversee the evaluation of the effectiveness of the internal controls and the risk management program. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through delegation to Board committees, which meet regularly and report back to the full Board. Board committees assist in carrying out the risk oversight function as follows:

Audit Committee: Oversees risks related to our financial statements, the financial reporting process and accounting and legal matters. The committee oversees the audit function, our ethics programs, including the Code of Business Conduct and Ethics, our Whistleblower Policy and our quality, safety, environmental assurance and information technology and cybersecurity programs. The committee periodically receives reports on and discusses oversight of our risk management process and reviews significant risks and exposures identified by management or the independent auditors (whether financial, operating or otherwise), and management's steps to address them. In connection with its oversight of these matters, the committee members will regularly meet separately with representatives of the independent auditors.

Human Resources Committee: Evaluates the risks and rewards associated with our compensation philosophy and programs. As discussed in more detail in the Compensation Discussion and Analysis herein, the committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the committee the procedures that have been put in place to identify and mitigate potential risks in compensation. This committee also oversees management development and succession planning across senior management positions.

Environmental, Health and Safety Committee: Oversees our environmental, health and safety policies and environmental compliance programs and associated risks relating thereto. In connection with such oversight, the committee regularly visits and tours our mills and meets with mill-level managers, superintendents and other employees.

Governance and Nominating Committee: Oversees our governance practices, director succession and committee leadership to manage risks associated with corporate governance.

The full Board regularly evaluates and discusses risk, risk mitigation strategies and our internal control environment. Topics examined at these meetings include, but are not limited to, financial risks, risks related to the global COVID‑19 pandemic, environmental risks, governance risks, political and regulatory risks, legal risks, information technology risks, economic risks, risks relating to growth strategies, social licence and stakeholder risks and risks related to our productivity and reinvestment efforts. In 2022, the Board actively and regularly reviewed, monitored and assessed our responses, including our health and safety protocols, to address the risks posed by the COVID‑19 pandemic, including virtually attending senior management planning sessions and receiving written updates from our executives. Because overseeing risk is an ongoing process and inherent in our strategic decisions, the Board also discusses risk throughout the year.

We believe that our Board leadership structure, previously discussed herein, supports the risk oversight function of the Board. We have an Executive Chairman, a Chief Executive Officer, a Lead Director and strong directors chairing the various committees involved with risk oversight. There is open communication between management and directors and all directors are actively involved in the risk oversight function.

To learn more about risks facing us, you can review the factors included in Part 1, Item 1A. "Risk Factors" in the Form 10-K. The risks described in the Form 10-K are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

During fiscal 2022, risk areas of particular Board and committee focus included:

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industry supply and demand balances and the outlook for the global economy including commodities;
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cyclical fluctuations in the supply and price of raw materials including fiber;
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volatility and economic disruptions particularly in Europe resulting from the Russian invasion of Ukraine including prices and availability of energy and governmental initiatives and responses thereto;
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the macro-economic effect of the war in Ukraine including economic and other sanctions and trade restrictions imposed by governments;
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the effects of inflation or a sustained increase in our production costs and the macro-economic effects of rising interest rates;
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expansion and growth of our solid wood business and related or ancillary businesses including the acquisition of the Torgau facility;
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our continuing succession planning including the transition to a new Chief Financial Officer in 2023;
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our sustainability initiatives including ESG matters and our approach to climate change;
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the effects of the global COVID-19 pandemic on our business, operations and workforce and implementing effective health and safety protocols in response to the pandemic to protect our workforce and to keep our mills operating safely and efficiently;

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cybersecurity; and
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Shareholder distributions.

Data Privacy and Cybersecurity Risk Oversight

We maintain comprehensive programs and technologies to ensure that our information systems are effective and prepared for data privacy and cybersecurity risks, including regular oversight of our security programs for monitoring internal and external threats to ensure the confidentiality and privacy of our data. As the volume and complexity of cyber-attacks continue to increase, we continue to enhance our security capabilities by continued investment in cyber technologies, building awareness and educating our workforce regarding cyber-security, and leveraging emerging technologies.

We regularly perform evaluations of our security program and continue to implement controls aligned with industry guidelines to identify threats, detect attacks and protect data. We have aligned our cybersecurity program with ISO 27001. We periodically undertake cybersecurity audits and internal and external penetration testing performed by a third party, the results of which are reported to the Audit Committee.

We have also implemented security monitoring programs designed to alert us of any suspicious activity, and have developed an incident response program in the event of a security breach.

The Audit Committee, pursuant to its charter, is tasked with oversight of our cyber security and information governance, including periodically reviewing and discussing with management our risk exposures relating to data privacy and cyber-security, and reviewing the steps we have taken to identify, assess, monitor, mitigate and manage such exposure and cybersecurity risks. The Audit Committee and management regularly meets with the Board to provide regular updates on cybersecurity risks, material cyber-attacks and security incidents as they occur, as well as to promote company-wide cyber risk and security awareness. Additionally, our Director of Information Technology and Cybersecurity meets at least twice annually with the Board or the Audit Committee to brief them on technology and information security matters. Day-to-day management of security is currently the responsibility of our Vice President, Controller.

We carry insurance that provides protection against the potential losses arising from a cybersecurity incident. In the last three years, we have not experienced a material information security breach, and accordingly, have not incurred any net expenses from information security breaches or information security breach penalties and settlements over the last three years relative to total revenue.

Corporate Social Responsibility

We have a longstanding commitment to corporate social responsibility and take a disciplined approach to developing ESG strategies and programs to support ESG causes and initiatives. In recent years, we have increased our focus on ESG with the goal of creating long-term, sustainable value for our stakeholders.

In 2022, we focused on advancing the following ESG strategic priorities: climate change, diversity, equity and inclusion, and talent development and education.

Please see our Annual Report on Form 10-K for 2022 for a detailed description of our commitment and focus on such strategic priorities and how we have advanced our ESG initiatives, which in 2022 included the following selected highlights:

Sustainability

We believe that focusing on sustainability as a key driver in all of our operations and business will enhance our decision-making, our business and our relationships with our various stakeholders and communities in which we operate. We believe all of the foregoing elements are inter-connected and are vital to our long-term future, success and sustainability.

As part of our commitment and focus on sustainability, in 2022, we have, among other things:

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conducted our second climate change scenario analysis to evaluate the risks and opportunities of climate change as part of our adoption of the Task Force on Climate-related Financial Disclosure recommendations;

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conducted a biodiversity workshop with our global team to understand how we impact and depend on nature and our management practices to manage these biodiversity risks as part of our commitment to report using the Task Force on Nature-related Financial Disclosure recommendations;
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entered into the New German Facility which is sustainability linked whereby the interest rate margin is subject to upward or downward adjustments of up to 0.05% per annum based upon meeting certain specified sustainability targets; and
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published our inaugural Sustainability Report, which we plan to update for 2023.

Diversity, Equity and Inclusion/ Social Responsibility

We are committed to diversity and inclusion, within our own operations, for our employees, with suppliers and in the communities we serve. In 2022, we:

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continued to effect changes to our recruiting and training processes to make our workplaces more reflective of the diversity that exists in our communities; and
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continued to pursue positive and respectful working relationships with various stakeholders and communities, including working closely and partnering with regional First Nations groups in Canada to foster mutually beneficial economic activities and beneficial relationships.

Talent Development and Education

We believe the strength of our workforce is one of the significant contributors to our success as a global company and we recognize the positive impact that our employees make at our Company and for our clients and communities that we serve. All our employees contribute to our success and help us drive strong financial performance. Accordingly, attracting, developing and retaining global talent through learning and growth opportunities and creating a diverse and inclusive culture is central to our purpose, mission and long-term growth strategy.

Specifically, we promote employee development by reviewing strategic positions regularly and identifying potential internal candidates to fill those roles, evaluating job skill sets to identify competency gaps and creating developmental plans to facilitate employee professional growth. We invest in our employees through training and development programs, on the job experiences and coaching. We provide technical and leadership programs across the organization that enable colleagues to grow skills and capabilities to become more successful.

For further information about our investment in our people and related initiatives, see our Annual Report on Form 10-K for 2022 under "Human Capital".

Health and Safety

Safety is a core value of ours. The industries in which we operate have their own particular set of risks including hazards from our complex industrial manufacturing facilities such as manufacturing processes, mobile equipment, heavy and complex equipment, high pressure boilers, energy production, and the use and recovery of chemicals. Accordingly, we have created our "Road to Zero" health and safety program, which is a company-wide initiative designed to create healthy, safe and productive work environments with a goal of zero workplace incidents.

We have developed tools to analyze potential and incurred incidents and we have resources to develop prevention initiatives. Our priority is the elimination of hazards, followed by safe administrative practices and appropriate personal protective equipment. We identify, monitor, educate, and take a data-driven approach to drive workplace safety improvements. Many of our programs revolve around education, hazard identification, and risk mitigation strategies. These proactive initiatives bring safety to the forefront of our work practices.

ESG Oversight

Our Board is engaged in providing oversight, advice and assistance to our management in developing, implementing and monitoring environmental, social and governance policies, practices and strategies that will help foster our sustainability goals in view of our strategic direction. This includes oversight of our approaches to managing climate-related impacts.

We manage and operate our business, including the natural resources under our care or direction, with a long-term view and focus on sustainability. We believe by doing so we will be able to deliver value to our customers, employees, shareholders, communities and other stakeholders. We strive to maintain the highest environmental, social and governance standards. We believe that by caring for the health and safety of our workers, maintaining the environmental quality of our operations and being part of and actively engaged in the communities in which we operate, we enhance the value for all of our various stakeholders and our social licence to operate.

Our Board delegates some of the oversight to the various committees, including the Environmental, Health and Safety Committee, the Audit Committee and the Governance and Nominating Committee. The Environmental, Health and Safety Committee is tasked with the responsibility of overseeing the effectiveness of our sustainability practices, and reviewing, on an annual basis, our environmental priorities and ensuring that we grow in a manner consistent with our long-term sustainability objectives and strategic plan. The Audit Committee is primarily tasked with reviewing the financial aspects of our sustainability initiatives. Our Governance and Nominating Committee is tasked with overseeing our governance practices and policies. Finally, our Human Resources Committee is responsible for overseeing the development and implementation of human capital development plans and succession planning practices to foster sufficient management depth to support our continued growth and the talent needed to execute long-term strategies.

Board: The Board is responsible for ensuring ESG risks and opportunities are integrated into our long-term strategy.

Governance and Nominating Committee: Oversees our governance practices and policies.

Compensation Committee: Oversees the development and implementation of human capital development plans and succession planning practices to foster sufficient management depth at our Company to support our continued growth and the talent needed to execute long-term strategies.

Audit Committee: Reviews the financial aspects of our sustainability initiatives.

Environmental, Health and Safety Committee: Oversees the effectiveness of our sustainability practices, and reviewing, on an annual basis, our environmental priorities and ensuring that we grow in a manner consistent with our long-term sustainability objectives and strategic plan.

Talent Management Oversight and Succession Planning

We employ a collaborative group of skilled, dedicated, resourceful and innovative individuals that support our core purpose and reflect our values every day. Investment in our people drives our excellence and accordingly, we are committed to attracting, retaining and developing quality personnel. In light of the importance of executive leadership, we have a succession planning process which is held at least semi-annually. The process encompasses a broad group of managers and executives up to and including the Chief Executive Officer.

Our Human Resources Committee, together with our Chief Executive Officer, reviews our executive succession planning procedures, including management development activities. We generally strive to appoint our most senior executives from within. To this end, individuals who are identified as having potential for senior executive positions are evaluated by the Human Resources Committee. The careers of such persons are monitored to ensure that, over time, they have appropriate exposure to our Board and interact with the Board in various ways, including through participation in certain Board meetings and other Board-related activities and meetings with individual directors, both in connection with director visits to our mills and otherwise. Our Human Resources Committee reviews and discusses with our independent directors the performance and assessment of certain executives and the succession plans for such positions including evaluation of potential successors. In addition, selected executives are provided with continuing management education through attendance at senior level educational programs, courses and seminars.

A primary responsibility of the Board is succession planning for our Chief Executive Officer. Our Human Resources Committee, together with our Lead Director, periodically reviews and discusses potential Chief Executive Officer succession plans in the short, medium and long term with the independent directors and the Board. As part of this process, our Chief Executive Officer discusses the strengths and areas for development of key succession candidates, their development progress and future development plans. This review includes discussions about contingency plans in the event of our Chief Executive Officer's unexpected departure for any reason.

Recently, there have been senior management leadership changes in fiscal 2022 and announced for fiscal 2023. These changes include the resignation of our former Chief Executive Officer in 2022 and the previously announced upcoming resignation of our Chief Financial Officer, David Ure, in June 2023.

As part of the succession planning for our former Chief Executive Officer, the Governance and Nominating Committee engaged an international executive search firm to conduct a global and well-defined search for a Chief Executive Officer candidate with the expertise and ability to lead us in the future. A number of well qualified external and internal candidates were considered. The Committee and the other directors met with and interviewed a number of candidates. Ultimately, with his broad commercial, operational and entrepreneurial skills and leadership skills, along with his proven record of driving strategic growth and operational excellence, the Board felt that Juan Carlos Bueno was the ideal Chief Executive Officer to lead Mercer and to address specific management needs identified by the Board.

In connection with David Ure's resignation, we promoted our Vice President, Controller, Richard Short, to succeed Mr. Ure as Chief Financial Officer and Secretary. After an evaluation of potential internal and external candidates, the Board determined that Mr. Short would be an ideal successor to Mr. Ure as a result of his extensive experience and proven track record in finance, accounting and the forest products industry, as well as his familiarity with our operations.

Diversity, Equity and Inclusion

As outlined in our Human Rights Policy and our Code of Business Conduct and Ethics, our long-standing policy is to offer fair and equal employment opportunity to every person regardless of age, race, color, creed, religion, disability, marital status, sex, sexual orientation, national origin, or other legally protected status. We strive to provide a work environment that is free from intimidation and harassment based on any of these characteristics. We believe we can promote respect for diversity and inclusion by example of our actions and promotion of our values.

We believe that a culture of diversity and inclusion is critical in making the best decisions for our people and achieving sustainable business success. Accordingly, we strive to create work environments and leadership teams that are reflective of the diversity that exists in our community. Creating a culture of belonging for all of our employees and stakeholders at all levels of our organization, and our commitment to advancing gender parity, diversity and inclusion in business aligns with our values and goals.

In support of creating a more diverse and inclusive workplace, our current framework for evaluating Board and management positions considers, among a variety of other factors, diversity characteristics of our candidates that we consider to be appropriate. We believe that diversity and inclusion within the workplace provides us with unique perspectives, a better understanding of issues, and enhances our decision making and oversight of risk, ESG matters and our long-term strategy. Currently, approximately 25% of our top 100 management positions are held by women, 27.3% of our Board nominees are women, and our Board nominees are comprised of candidates with varying national, ethnic and cultural backgrounds.

Currently and in the past, 30% of our Board has been comprised of directors who are women. At the upcoming Meeting we have added two new independent director nominees for election, Messrs. Lööf and Corrick, who are each of exceptional quality and who brings to the Board a wealth of experience and fresh perspectives. As a result, if all of the Board nominees are elected at the Meeting, 27.3% of our Board will be comprised of women. Subsequent to the Meeting, we will work towards readjusting the diversity of our Board membership to meet our goal of a Board that is 30% comprised of women.

Our goal is to continue to develop a culture of diversity and inclusivity within our workplace. We believe that making our workplace more equal and inclusive will make us a stronger, more resilient and a more sustainable business over the long-term.

Our Director Nominations Process

Our Board is responsible for approving candidates for Board membership. The Board has delegated the screening and recruitment process to our Governance and Nominating Committee.

Criteria for Directors

Our Board believes that certain criteria should be met by director nominees to ensure effective corporate governance, support our strategies and businesses, account for individual director attributes and the effect of the overall mix of those attributes on the Board's effectiveness, and support the successful recruitment of qualified candidates for the Board. Qualified candidates are those who, in the judgment of the Governance and Nominating Committee, possess certain personal attributes and a sufficient mix of experience and related attributes to assure effective service on the Board. The personal attributes of director nominees that the Governance and Nominating Committee considers include:

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Best Interests of All Shareholders. Each candidate must be prepared to represent the best interests of all Shareholders and not just one particular constituency;
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Integrity. Each candidate shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and has established a record of professional accomplishment in his or her chosen field;
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Independence. No candidate, or family member (as defined in NASDAQ rules) or affiliate or associate (as defined in federal securities laws) of a candidate, shall have any material personal, financial or professional interest in any present or potential competitor of ours;
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Experience. Each candidate should possess professional and personal experiences and expertise relevant to our goals of being one of the world's leading forest products companies focused on kraft pulp, energy and chemical production, lumber and extractives;
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Active Participation. Each candidate must be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other personal or professional commitments that would, in the Governance and Nominating Committee's sole judgment, interfere with or limit his or her ability to do so;
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Collegiality. Each candidate should contribute positively to the existing chemistry and collegial culture among Board members; and
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Diversity. Each candidate should contribute to the Board's overall diversity – diversity being broadly construed to mean a variety of viewpoints, perspectives, personal and professional experiences and backgrounds, such as nationality, gender and ethnicity differences.

The Board prefers a mix of backgrounds and experiences among its members. The Board does not follow any ratio or formula to determine the appropriate mix. Rather, it uses its judgment to identify and determine nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to high standards of Board service.

Processes for Identifying Director Candidates

Our Governance and Nominating Committee has two principal methods for identifying potential Board candidates (other than those proposed by Shareholders, as discussed below).

Internal Process for Identifying Candidates
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Our Governance and Nominating Committee solicits ideas for possible candidates from a number of sources, including other members of the Board, senior executives, individuals personally known to Board members and research.

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Our Governance and Nominating Committee may, from time to time, use its authority under its charter to retain, at our expense, one or more search firms to identify candidates (and to approve such firms' fees and other retention terms). In 2022, the Governance and Nominating Committee retained a global search firm to assist us in identifying new independent director nominees for our Board. Further, in 2022, the same international executive search firm was engaged in connection with the succession planning of our Chief Executive Officer.

Our Governance and Nominating Committee will also consider nominees recommended by Shareholders as candidates for Board membership. A Shareholder wishing to nominate a candidate for Board membership should provide written notice to the Governance and Nominating Committee in the care of the Secretary, Mercer International Inc., Suite 1120, 700 West Pender Street, Vancouver, B.C., Canada V6C 1G8. To nominate a candidate for election to the Board at an annual meeting, the notice must be received not less than 120 days before the first anniversary of the date of our Proxy Statement released to Shareholders in connection with the annual meeting held in the prior year. The notice should contain information about both the nominee and the Shareholder making the nomination, including such information regarding each nominee required to be included in a proxy statement filed pursuant to SEC rules and regulations and such other information sufficient to allow the Governance and Nominating Committee to determine if the candidate meets the criteria for Board membership described above. The Governance and Nominating Committee may require that the proposed nominee furnish additional information to determine that person's eligibility to serve as a director. All recommendations will be brought to the attention of the Governance and Nominating Committee.

Evaluation of Director Candidates

Working closely with the Board, the Governance and Nominating Committee develops criteria for director positions. Applying these criteria, the Governance and Nominating Committee will consider and evaluate all candidates identified through the processes described above, including incumbents and candidates proposed by Shareholders.

If, based upon the Governance and Nominating Committee's initial evaluation, the candidate continues to be of interest, members of the committee will conduct a full evaluation where they will interview the candidate and communicate their evaluation to the rest of its members and the Executive Chairman and Chief Executive Officer. Additional meetings between the candidate and other members of the Governance and Nominating Committee and the Executive Chairman and Chief Executive Officer may also be arranged. The Governance and Nominating Committee may request a third-party search firm to gather additional information about the prospective nominee's background and experience. Members of the committee will then evaluate the prospective nominee against the specific criteria that it has formulated for the position, as well as other applicable standards and qualifications, including, but not limited to: (a) the ability of the prospective nominee to represent the interests of our Shareholders; (b) the extent to which the prospective nominee contributes to the breadth of talent, skill and expertise of the Board; and (c) the extent to which the prospective nominee helps the Board reflect the diversity of our Shareholders, employees, and communities in which it operates. Ultimately, background and reference checks will be conducted by the Governance and Nominating Committee.

As a result of its work and consideration of potential candidates, the Governance and Nominating Committee endeavors to maintain an evergreen list of potential candidates.

In 2022, the Governance and Nominating Committee retained the services of a global search firm to assist it in identifying qualified candidates to serve on the Board and vetting and evaluating those candidates in accordance with the qualifications and attributes sought by the Governance and Nominating Committee. The search firm identified and proposed Messrs. Lööf and Corrick, both of whom have been nominated for election to the Board at the Meeting.

Recommendation and Nomination

After consideration, the Governance and Nominating Committee will finalize its list of recommended candidates to the Board for its consideration. In selecting director nominees, the Board seeks to achieve a mix of members who bring to the Board the experience, qualities and attributes that are relevant to our strategic goals and long-term business plans. For more information on the key skills and experiences that the Board considers important in selecting director nominees, please see the section titled "Election of Directors", and for more information on the mix of qualification and experience that each of our current nominees' provide, please see their individual biographies in the section titled "Nominees for Election as Directors".

Candidates who are then recommended by the Governance and Nominating Committee and approved by our Board are included in our recommended slate of director nominees in our proxy statement.

The Governance and Nominating Committee reviewed a number of potential candidates and, together with the Chief Executive Officer and Executive Chairman. Members of the Governance and Nominating Committee often meet several candidates personally, both formally and socially. Based upon such reviews and meetings, the Governance and Nominating Committee recommended and the Board has approved the nomination of Messrs. Lööf and Corrick to stand for election at the Meeting.

With Mr. Purchase electing not to stand for re-election at the Meeting and the nomination of Messrs. Lööf and Corrick to stand for election at the Meeting, the Governance and Nominating Committee recommended and the Board unanimously approved that the number of directors serving on the Board for the ensuing year be fixed at eleven.

Potential Future Changes to Nomination Process

Our nomination policies are intended to provide a flexible set of guidelines for the effective functioning of our director nomination process. Our Governance and Nominating Committee reviews the nomination policy at least annually to consider and make such modifications as may be required to reflect our then needs and circumstances and to address any changes in applicable legal or listing standards. Our Governance and Nominating Committee may amend the nomination policy at any time, in which case the most current version will be available on our website.

Board Size Considerations

When determining its optimal size, the Board considers and balances two primary goals:

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the business need for diversity of experience, perspective, and expertise that aligns with our strategic goals and objectives; and
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the need to be small enough to permit effective and open discussion and responsive and timely decision making.

The Board currently believes eleven directors to be an appropriate size for the scope and nature of our business going forward in fiscal 2023.

Director Education

New Director Education

Our new director orientation program covers our vision, strategies, risks, financial matters, internal controls, corporate governance practices and policies, succession planning and non-director compensation. As part of such orientation, new directors generally visit our mills in person to better understand our operations and meet our senior operating people.

Continuing Education

Our continuing education program consists of regular visits to our operating facilities, meetings and social engagements with our operating personnel, customer visits and other meetings and visits on topical matters such as at research and development facilities. Directors also have access to committee meetings regardless of committee membership. We provide updates to our Board on relevant topics at meetings throughout the year. They also receive regular updates between board meetings on our results of operations and matters relevant to our business. We also provide ongoing education to our directors through participation in the National Association of Corporate Directors. We also reimburse directors who attend education programs and institutions for fees and related expenses.

Director Evaluation

Our Board annually reviews the effectiveness of the Board, its committees and individual directors as part of its ongoing commitment to improve their oversight, guidance and review of senior management.

This evaluation process is conducted by our Governance and Nominating Committee, which conducts an annual evaluation of our Board, Board committees and directors. The evaluation also evaluates our Executive Chairman, Chief Executive Officer and Lead Director. The process is led by the Lead Director, who is also the Chair of the Governance and Nominating Committee. Such evaluations include self-evaluations, peer evaluations and written questionnaires and/or one-on-one confidential interviews between the Lead Director and other individual directors. The results of such evaluations are shared by the Lead Director and the Governance and Nominating Committee with the entire Board. These evaluations help the Board develop priorities, form part of our assessment of the skills and competencies needed by the Board to support our strategic objectives, consider potential director nominee candidates and refine our corporate governance practices.

Expectations of our Directors

In assessing our director effectiveness, we consider the following to be key criteria in each individual's performance:

DEDICATION • Prioritizes our needs • Commits fully to the accountability and success of our Board • Seeks to continuously improve and raise the bar	ENGAGEMENT • Engages fully and makes a meaningful contribution at all meetings • Actively promotes collegiality • Considers the input of others and provides thoughtful advice

INTEGRITY • Works for our greater good • Demonstrates high ethical standards • Upholds our values	COURAGE • Appropriately challenges the status quo • Can make tough decisions • Champions change

BUSINESS ACUMEN • Focuses on the right performance outcomes • Balances short-, medium- and longer-term objectives • Exhibits sound judgment and thoughtfully balances trade-offs	STRATEGIC ORIENTATION • Discusses pros and cons of strategic initiatives • Assesses global opportunities for alignment with our overall strategy

Shareholder Engagement

We believe that effective corporate governance should include regular, constructive conversations with our Shareholders. Over the past year, we have continued our engagement of Shareholders, including through the following:

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certain of our executives meet regularly with financial analysts, investors and Shareholders and attend and present at investor conferences;
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we broadcast live quarterly and annual earnings calls and archive them on our website;
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Shareholders are encouraged to attend our annual meetings, where they have the opportunity to direct questions to our Chief Executive Officer and other NEOs. We have implemented a process for Shareholders to attend the Meeting through the Internet in order to better facilitate Shareholder participation; and
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Shareholders can communicate with the Board as described below under "Shareholder Communications with Board".

We also annually evaluate proxy season trends, corporate governance best practices, regulatory developments, shareholder feedback and our current practices.

Shareholder Communications with Board

Shareholders who wish to communicate with the Board (other than with respect to a complaint or concern regarding accounting, internal accounting controls or auditing matters which must be directed to the Audit Committee as described below) should send written correspondence to the Board in the care of the Secretary, Mercer International Inc., Suite 1120, 700 West Pender Street, Vancouver, B.C., Canada V6C 1G8. The correspondence should indicate that the person sending the correspondence is a Shareholder and set out the purpose of such communication. The Secretary will: (i) forward the correspondence to the director to whom it is addressed or, in the case of correspondence addressed to the Board generally, to the Lead Director; (ii) attempt to handle the inquiry directly where it is a request for information about our Company; or (iii) not forward the correspondence if it is primarily commercial in nature or if it relates to an improper topic. All such correspondence will be summarized for the Board periodically, and each such correspondence will be made available to any director upon request.

Complaint Procedure

The Audit Committee has established procedures for: (i) the receipt, retention and treatment of complaints we received regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential and anonymous submission by our employees and others of concerns regarding questionable accounting or auditing matters. A person wishing to notify us of such a complaint or concern should send a written notice thereof, marked "Private & Confidential'', to the Chair of the Audit Committee, Mercer International Inc., Suite 1120, 700 West Pender Street, Vancouver, B.C., Canada V6C 1G8.

Shareholding Guideline for Non-Employee Directors and NEOs

We have a target shareholding guideline in place for our non-employee directors which provides that each non-employee director should, within three years of becoming a director, own a minimum number of Shares which is equal in value to three times the amount of their annual cash retainer. As of the Record Date, all of our non-employee directors who have been directors for at least three years as of such date, including our Lead Director, met the guideline amount.

Our share ownership policy for our NEOs which requires our Chief Executive Officer and Executive Chairman to hold Shares having a value equal to at least five times their base salary and our other NEOs to hold Shares with a value equal to three times their base salary. In addition to shares held outright, unvested equity grants such as restricted stock units or deferred stock units that are only subject to a time vesting condition count towards the ownership threshold. NEOs will have five years from the date of the adoption of the policy in 2019 to achieve the required threshold.

Review and Approval of Related Party Transactions

The Board recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest and may create the appearance that decisions are based on considerations other than our and our Shareholders' best interests. As a result, the Board prefers to avoid related party transactions. However, the Board recognizes that there are situations where related party transactions may be in, and not inconsistent with, our and our Shareholders' best interests.

As a result, pursuant to our Governance Guidelines and the Audit Committee's Charter, the Board has delegated to the Audit Committee responsibility for reviewing and approving the terms and conditions of all proposed transactions between us, any of our officers, directors or Shareholders who beneficially own more than 5% of our outstanding Shares, or relatives or affiliates of any such officers, directors or Shareholders, to ensure that such related party transactions are fair and are in our overall best interest and that of our Shareholders.

In the case of transactions with employees, a portion of the review authority is delegated to supervising employees pursuant to the terms of our Code of Business Conduct and Ethics.

The Audit Committee has not adopted any specific procedures for conduct of reviews and considers each transaction in light of the facts and circumstances. In the course of its review and approval of a transaction, the Audit Committee considers, among other factors it deems appropriate:

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whether the transaction is fair and reasonable to us;
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the business reasons for the transaction;
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whether the transaction would impair the independence of one of our non-employee directors; and
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whether the transaction is material, taking into account the significance of the transaction.

The Audit Committee has the authority to approve a related party transaction if the committee determines that the transaction is on terms that are not inconsistent with our and our Shareholders' best interests.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

Delinquent Section 16(a) Insider Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Shares or any other equity securities of ours. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from officers and directors, during the fiscal year ended December 31, 2022, each of our executive officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements.

DIRECTORS' COMPENSATION

Directors' Compensation

During the 2022 fiscal year, our non-employee directors received the following cash retainers and grants of restricted stock under the Amended and Restated 2022 Stock Incentive Plan which amended and fully restated our prior 2010 Stock Incentive Plan (the "2022 Plan"):

	Cash Retainer	Restricted Stock Awards/Deferred Stock Units
Non-Employee Directors (other than the Lead Director)	$70,000	$90,000(1)
Lead Director	$100,000	$100,000(1)
Chairman of Audit Committee	$20,000
Chairman of Human Resources Committee	$20,000
Chairman of Governance and Nominating Committee	$20,000
Chairman of Environmental, Health and Safety Committee	$20,000

(1)
6,309 and 5,678 shares of restricted stock or deferred stock units (if so elected by a non-employee director to be received in lieu of restricted stock) were granted to our lead director and each of our non-employee directors, respectively, following our annual meeting of Shareholders held in 2022 and the restrictions thereon shall lapse on the first anniversary of the grant date, except as otherwise determined by the Human Resources Committee. The grant date fair value is based on a Share value of $15.85, being the trading price at the time of grant multiplied by the number of stock awards. The deferred stock units vest on June 7, 2023. Non-employee directors who elected to receive deferred stock units in lieu of restricted stock are entitled to settlement of such units in cash, or at our election, Shares, upon ceasing to be a director, unless deferred in accordance with its terms.

Our lead director and other non-employee directors are annually awarded restricted stock with a grant date fair value of $100,000 and $90,000, respectively.

In fiscal 2022, we also reimbursed our directors for expenses incurred in connection with their duties as our directors. Our directors do not receive fees for attendance at meetings of the Board or a committee.

The Human Resources Committee is responsible for reviewing annually our director compensation practices in relation to those of our peer group companies. Any changes to be made to our director compensation practices must be recommended by the Human Resources Committee for approval by the full Board.

Director Compensation Table

The following table sets forth information regarding compensation paid to our non-employee directors in their capacity as directors during the 2022 fiscal year. Neither Mr. Lee, as our Executive Chairman, nor Mr. Bueno, as our Chief Executive Officer and Mr. Gandossi, as our former Chief Executive Officer, received any additional compensation for their respective services as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William D. McCartney	120,000	6,309	‑	‑	‑	-	220,000
Keith Purchase	90,000	5,678	‑	‑	‑	‑	180,000
James Shepherd	90,000	5,678	‑	‑	‑	‑	180,000
Alan Wallace	90,000	5,678	‑	‑	‑	‑	180,000
Linda Welty(3)	85,000(4)	5,678	‑	‑	‑	‑	175,000
Rainer Rettig	70,000	5,678	‑	‑	‑	‑	160,000
Alice Laberge(5)	70,000	5,678	‑	‑	‑	‑	160,000
Janine North	70,000	5,678	‑	‑	‑	‑	160,000

(1)
Stock awards granted to non-employee directors consisted of shares of restricted stock or deferred stock units (if so elected by a non-employee director to be received in lieu of restricted stock). The amounts shown represent the aggregate grant date fair value for shares of restricted stock and deferred stock units, as determined under the Financial Accounting Standards Board Accounting Standards Codification Topic 718

("ASC 718"), excluding any forfeiture adjustments. For a discussion of the valuation assumptions, see Note 1 to our consolidated financial statements included in the 2022 Annual Report.
(2)
The grant date fair value is based on a Share value of $15.85 per Share, being the trading price at the time of grant, multiplied by stock awards of 5,678 shares of restricted stock or deferred stock units (if so elected by a non-employee director to be received in lieu of restricted stock) which were granted to each of our non-employee directors, or 6,309 shares of restricted stock to our Lead Director, after our annual meeting of Shareholders held in 2022, provided that such non-employee director was either elected to the Board for the first time at such annual meeting or not elected to the Board for the first time at the 2022 annual meeting but will continue to serve as a member of the Board after the meeting and has been a director for at least six months.
(3)
Ms. Welty elected to receive 100% of her 2022 Board and Committee equity compensation in deferred stock units.
(4)
Includes a recruiting fee of $15,000.
(5)
Ms. Laberge elected to receive 100% of her 2022 Board and Committee retainer fees and equity compensation in deferred stock units.

EXECUTIVE OFFICERS

The following provides certain background information about each of our executive officers other than Jimmy S. H. Lee and Juan Carlos Bueno, whose information appears above under "Nominees for Election as Directors":

David K. Ure, age 56, has been our Chief Financial Officer and Secretary since July 2015. He also served as Vice President, Finance from 2013 to 2015 and was our Vice President, Controller from 2006 to 2010. Mr. Ure also served as Vice President, Finance of Sierra Wireless Inc. and as Controller at various companies including Catalyst Paper Corp., Pacifica Papers Inc., and Trojan Lithograph Corporation, as well as Chief Financial Officer and Secretary of Finlay Forest Industries Inc. Mr. Ure has over 15 years' experience in the forest products industry. He is currently a director of FPInnovations and has also served on various non-profit boards in the neuro developmental research, child disability and family support spaces and currently sits on the boards of Kids Brain Health Network Inc., Semiahmoo House Society and Peninsula Estates Housing Society. He holds a Bachelor of Commerce in Finance from the University of British Columbia, Canada and is a member of the Chartered Professional Accountants of Canada. Mr. Ure has resigned as our Chief Financial Officer and Secretary effective, June 1, 2023, and will be succeeded by Mr. Richard Short.

Richard Short, age 55, has served as Vice President, Controller since February 2014 and as Controller from November 2010 to February 2014, prior to which he served as Director, Corporate Finance since joining Mercer in 2007. Previous roles include Controller, Financial Reporting from 2006 to 2007 and Director, Corporate Finance from 2004 to 2006 with Catalyst Paper Corporation and Assistant Controller at the Alderwoods Group Inc. Mr. Short holds a Bachelor of Arts in Psychology from the University of British Columbia and has been a member of the Chartered Professional Accountants of Canada since 1993. Mr. Short will succeed Mr. Ure as our Chief Financial Officer and Secretary effective June 1, 2023.

Adolf Koppensteiner, age 62, was appointed Chief Operating Officer effective January 1, 2018 and previously has served as Managing Director, Operations and Technical of the Stendal mill since October 2013. Previously, he served as Mill Manager at the Rosenthal mill since joining Mercer in 2007. In the past, Mr. Koppensteiner was Managing Director of Kvaerner Central Europe, where he was responsible for sales and service for fifteen years. His whole career has been in the pulp and paper industry, where he has held a variety of positions building up significant experience in engineering, project work, and pulp mill start-ups, as well as the development and optimization of operating processes.

Wolfram Ridder, age 61, has served as Vice President of Business Development since 2005, prior to which he served as Managing Director at Mercer's Stendal mill from 2001 to 2005. Mr. Ridder also served as Vice President Pulp Operations, Assistant to Chief Executive Officer from 1999 to 2005 and Assistant Managing Director at the Rosenthal mill from 1995 to 1998. Prior to joining Mercer, Mr. Ridder worked as a Scientist for pulping technology development at the German Federal Research Center for Wood Science and Technology in Hamburg from 1988 to 1995. Mr. Ridder has a Master of Business Administration and a Master of Wood Science and Forest Product Technology from Hamburg University.

Guy Arguin, age 59, became our Chief Human Resources Officer on January 10, 2022. Mr. Arguin was previously Senior Vice President, Human Resources for the Global Resources sector of SNC-Lavalin and Senior Vice President Human Resources and Human Resources Director with British American Tobacco across the Middle East, Northern Europe, France and Canada. Mr. Arguin started his professional career with Domtar in Montreal. Mr. Arguin has a diversity of Human Resources experiences across several sectors including in engineering and consulting services, oil & gas, mining, consumer products and pulp and paper. He holds a Master's Degree in Industrial Relations and Human Resources from the Universite du Quebec en Outaouais and a Bachelor of Arts in Industrial Relations from McGill University. He is also a Certified Human Resources Professional and a certified Executive Coach from the Academy of Executive Coaching in the U.K.

Leonhard Nossol, age 65, has served as our Group Controller for Europe since August 2005. He has also been Managing Director of Rosenthal since 1997 and the sole Managing Director of Rosenthal from 2005 to February 2020. Before joining Mercer, Mr. Nossol was Director, Finance and Administration for a German household appliance producer from 1992 to 1997. Prior to this, he was Operations Controller at Grundig AG (consumer electronics) in Nürnberg. Mr. Nossol has been a member of the board of directors of the Pulp and Paper Association of Germany since 2014 and was elected as the speaker of the forest and wood unit of such association from 2014 to 2020. He has been a member of the German Industry Federation's (BDI) Tax Committee since 2003 to 2022. He was President of the German Wood Users Association (AGR) from 2013 to 2023. Mr. Nossol holds a Political Science degree from Freie Universität Berlin and a degree in Business Management from the University of Applied Sciences in Berlin.

Genevieve Stannus, age 53, has served as Vice President, Treasurer since February 2021 and as Treasurer from July 2005 to February 2021, prior to which she served as Senior Financial Analyst since joining Mercer in August 2003. Prior to her role at Mercer, Ms. Stannus held Senior Treasury Analyst positions with Catalyst Paper Corporation and Pacifica Papers Inc. Ms. Stannus has over twenty years of experience in the forest products industry. She is a member of the Chartered Professional Accountants of Canada.

Brian Merwin, age 49, has served as Vice President, Corporate Development, since February 2019 and was previously Vice President, Strategic Initiatives since February 2009. Mr. Merwin previously held roles within Mercer such as Director, Strategic and Business Initiatives, and Business Analyst. Mr. Merwin has a Master of Business Administration from the Richard Ivey School of Business in Ontario, Canada and a Bachelor of Commerce degree from the University of British Columbia, Canada. He has over 15 years of industry experience, including M&A, corporate development, strategy, capital projects, innovation and business integration.

Wolfgang Beck, age 49, has served as Senior Vice President, Global Product Sourcing since September 1, 2022. Mr. Beck has served in different leading functions in Mercer’s German wood business since 2005, and most recently, he was Managing Director of Mercer Holz since 2016. In the past, Mr. Beck worked for a German state forest organization and in the German financial sector at the beginning of his career. He has been Managing Director of wood2M since 2016, a Joint Venture Company of Mercer and another Pulp and Paper Manufacturer. Mr. Beck is a committee chairman or member of various wood industry associations.

Dr. Carsten Merforth, age 56, has served as Chief Operating Officer, Wood Products since August 2022, prior to which he was the Managing Director of the Friesau mill since April 2017. Dr. Merforth was previously the managing director of several high-capacity sawmills for Rettenmeier Holding AG from 2000 to 2010 and from 2013 to 2014 and Pfeifer Holz GmbH from 2010 to 2012. Dr. Merforth holds a Master of Forestry from Georg August University and a Doctorate of Forestry Economics from Albert Ludwigs University.

SHARES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

There were 66,420,639 Shares issued and outstanding on the Record Date. Each Share is entitled to one vote on each matter at the Meeting.

Share Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of our Shares as of the Record Date by each Shareholder known by us to own more than five percent (5%) of our outstanding Shares other than as set forth under "Share Ownership of Directors and Executive Officers" below. Such information is based solely upon statements made in filings with the SEC or other information we believe to be reliable.

Name and Address of Owner	Number of Shares Owned	Percent of Outstanding Shares(1)
Peter R. Kellogg c/o IAT Reinsurance Co. Ltd. 48 Wall Street, 30th Floor New York, NY 10005	22,648,000(2)	34.1%
Dimensional Fund Advisers LP Building One 6300 Bee Cave Road Austin, TX 78746	4,926,432(3)	7.4%
Blackrock, Inc. 55 East 52nd Street New York, NY 10055	4,912,011(4)	7.4%

(1)
The percentage of outstanding Shares is calculated out of a total of 66,420,639 Shares issued and outstanding on the Record Date.
(2)
Based on a Form 4 filed on March 13, 2023, Mr. Kellogg holds 610,000 Shares directly and 22,038,000 Shares indirectly via his spouse and various entities, including IAT Reinsurance Co. Ltd.
(3)
Based on Schedule 13G/A (Amendment No.6) filed on February 10, 2023.
(4)
Based on Schedule 13G/A (Amendment No.2) filed on January 31, 2023.

Share Ownership of Directors and Executive Officers

The following table sets forth information regarding the ownership of our Shares as of the Record Date by: (i) each of our directors and nominees for director; (ii) each of our NEOs, being our Executive Chairman, current Chief Executive Officer and former Chief Executive Officer, Chief Financial Officer and the two other most highly compensated executive officers; and (iii) all of our directors, director nominees and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to the Shares set forth opposite his name. Each person has indicated that he or she will vote all Shares owned by him or her in favor of each of the proposals to be considered at the Meeting.

Name of Owner	Number of Shares Owned	Number of RSUs Owned	Number of DSUs Owned	Percent of Outstanding Shares(1)
Jimmy S.H. Lee(2)	1,934,868	-	-	2.9%
Juan Carlos Bueno(2) (3)	-	50,000	-	*
William D. McCartney(4)	96,004	-	-	*
James Shepherd(4)	53,968	-	-	*
Keith Purchase(4)	67,393	-	-	*
Alan Wallace(4)	45,968	-	-	*
Linda Welty(4)	26,290	-	5,678(5)	*
Rainer Rettig(4)	10,893	-	-	*
Janine North(4)	11,743(6)	-	-	*
Alice Laberge(4)	7,065	-	10,094(5)(7)	*
David K. Ure(2)	72,145	-	-	*
Adolf Koppensteiner(2)	35,946	-	-	*
Guy Arguin(2)	-	-	-	*
David Gandossi(2)	198,211	-	-	*
Directors, Director Nominees and Executive Officers as a Group (21 persons)	2,861,606	50,000	15,772	4.3%

* Less than one percent (1%) of our issued and outstanding Shares on the Record Date.

(1)
Based on 66,420,639 Shares outstanding on the Record Date.
(2)
Does not include performance share units granted under the 2022 Plan that have not vested as of the Record Date.
(3)
Mr. Bueno was appointed our President and Chief Executive Officer effective May 1, 2022. He was granted 50,000 restricted stock units which vest on May 2, 2023.
(4)
In June 2022, 5,678 restricted stock were granted to each non-employee director (other than our Lead Director, who was granted 6,309 restricted stock, and other than Ms. Welty and Ms. Laberge, who were granted deferred stock units in lieu of the restricted stock) in connection with his or her role as a non-employee director of Mercer. These restricted stock vest and become non-forfeitable on June 7, 2023 unless a change in control of the Company occurs prior thereto.
(5)
In June 2022, 5,678 deferred stock units were granted to each of Ms. Welty and Ms. Laberge in lieu of restricted stock in connection with her role as a non-employee director of Mercer. These units vest on June 7, 2023, provided that if a change in control of the Company occurs prior thereto, such units vest immediately upon such occurrence and, in the case of death or disability, a pro-rated portion of such units will vest. Ms. Welty and Ms. Laberge are entitled to settlement of such units in cash, or at our election, Shares, upon ceasing to be a director of the Company, unless deferred in accordance with its terms.
(6)
1,658 of such Shares are held by Ms. North's spouse, and Ms. North disclaims beneficial ownership of such Shares.
(7)
In June 2022, 4,416 deferred stock units were granted to Ms. Laberge under the 2022 Plan as a result of an election by Ms. Laberge to receive her annual cash retainer as a director in the form of such units. These units vested immediately and entitles Ms. Laberge to settlement of such units in cash, or at our election, Shares, upon ceasing to be a director, unless deferred in accordance with its terms.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Human Resources Committee is a current or former employee of ours or has had any relationship requiring disclosure by us under the SEC's rules requiring disclosure of certain relationships and related party transactions. None of our current executive officers has ever served as a member of the Board or compensation committee (or other Board committee performing equivalent functions) of any other entity that has or has had one or more of its executive officers serve as a member of our Board or our Human Resources Committee.

INDEPENDENT COMPENSATION CONSULTANTS

The Human Resources Committee has the authority to engage independent compensation consultants. It has in the past and may in the future engage an outside consultant to assist it in assessing our executive compensation programs.

In 2022, the Human Resources Committee engaged the services of an independent compensation consultant, Mercer Canada, which is a wholly-owned subsidiary of Marsh & McLennan Companies ("MCC"), to perform an executive compensation review, including a compensation review for our incoming Chief Executive Officer and a review of director compensation. MCC was paid an aggregate of $62,240 in 2022 in connection with such engagements.

In furtherance of maintaining the independence of the committee's compensation consultants, the committee has sole authority to retain, terminate and obtain the advice of any selected consultant. Additionally, the committee's consultant will not perform any services for management unless approved by the committee.

Based on the policies and procedures implemented by the Human Resources Committee and by MCC to ensure the objectivity of MCC's executive compensation consulting services, the committee believes that the consulting advice it received from MCC is objective and not influenced by MCC's other relationships with us.

REPORT OF THE HUMAN RESOURCES COMMITTEE

The Human Resources Committee is fully engaged in both the goal setting and decision-making processes for our executive compensation programs. The Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on such review and discussions, the Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference into our 2022 Form 10-K.

Submitted by the members of the Human Resources Committee.

Keith Purchase, Chair

James Shepherd

Alan Wallace

Alice Laberge

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis ("CD&A") provides information on our executive compensation programs. It discusses key objectives, policies, elements and designs of our executive compensation program and the considerations and reasons driving the Human Resources Committee's decisions on compensation for our named executive officers ("NEOs") for fiscal 2022. While the principles and objectives of our executive compensation programs extend to all of our executives, this CD&A primarily covers the compensation provided to our NEOs.

In this discussion and under "Compensation Objectives, Framework and Components", "Compensation Decisions and Outcomes" and "Executive Compensation Tables", or "Committee" means the Human Resources Committee.

For fiscal 2022, we reported on six NEOs, including our former President, Chief Executive Officer and director, David Gandossi, who stepped down as CEO and President on May 1, 2022 and retired as a director effective May 31, 2022, and the following five NEOs:

Jimmy S.H. Lee Executive Chairman and Director	Juan Carlos Bueno(1) President, Chief Executive Officer and Director	David K. Ure Chief Financial Officer and Secretary

Adolf Koppensteiner Chief Operating Officer, Pulp Products	Guy Arguin Chief Human Resources Officer
(1)
Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022.

All of our NEOs are paid in currencies other than dollars. Mr. Bueno was paid partially in Canadian dollars and euros. Messrs. Gandossi, Ure and Arguin are or were paid in Canadian dollars and the remaining NEOs are paid in euros. As a result, reported compensation amounts decline in periods when the dollar strengthens against the euro and Canadian dollar and conversely increase when the dollar declines versus such currencies.

In this Proxy Statement, unless otherwise noted, such amounts have been converted into dollars using the relevant average exchange rate for the year based on the noon buying rates as certified for customs purposes by the Federal Reserve Bank of New York and posted by the Federal Reserve Board of Governors. Applying this formula, the average value of the C$ and euro to the dollar for the following fiscal years was as follows:

	2022	2021	2020
C$	0.7691	0.7981	0.7457
euro	1.0534	1.1830	1.1410

Executive Compensation Objectives and Program Design

As part of the design of our pay programs and the evaluation of performance of our NEOs, for fiscal 2022 the Committee, among other things, considers the following strategic and other objectives and performance measures that form the framework of our compensation philosophy:

OBJECTIVES	PERFORMANCE MEASURE AND WHY IT MATTERS
Operate World Class Assets

The operation and maintenance of modern, low-cost, reliable and energy efficient operations is key to produce stable returns through the economic cycle. Further, our manufacturing operations are capital intensive and complex. Our executives' ability to operate and maintain our assets at a high standard differentiates us from older, higher cost, lower efficiency competitors. We consider EBITDA to be the best indicator of our ability to successfully manage our assets. We also believe that EBITDA is the best indicator of the success of our executives to meet the objectives of our shareholders. In addition, we measure operating production and unit cost at each mill and the contribution of our NEOs in achieving these targets. To measure our executives' performance we measure EBITDA to our annual plan and EBITDA targets. As a market check, we also consider EBITDA versus applicable TSR Peer Group Companies (as hereinafter listed), both on an absolute basis and on an EBITDA per unit of production basis.

Grow and Diversify in Our Core Competencies

We are focused on growth in areas where we have a clear leadership position or high degree of competence to ensure that we can add value for Shareholders. We believe that a larger company will benefit Shareholders in terms of improved equity trading, liquidity and reduced variability of earnings. In addition, diversification can enhance the efficiency of our operations and reduce operational risks by increasing the value of the products we produce and by providing security of supply and lowering the price of key inputs to our production processes. Our core competencies lend themselves to growth in the areas of pulp, solid wood products, biomaterials and green energy. We measure our NEOs' performance in respect of our long-term performance based on Absolute Return on Average Assets and Relative Total Shareholder Return. We believe that our growth in areas of our core competencies should allow us to achieve improved profitability returns and superior shareholder returns. These performance measures are the best indicators of our executives' long-term performance in creating Shareholder value due to the growth initiatives we pursue.

Manage the Integrity of our Balance Sheet and Liquidity

We focus on maintaining a balance sheet that allows us to advance our objectives through the full economic cycle, while giving us some flexibility to take advantage of strategic growth opportunities and returning capital to Shareholders. Our NEOs' contributions to maintaining a strong balance sheet throughout the economic cycle is important to enhancing long-term Shareholder value.

Sustainable Operations

We seek to meet best in class ESG standards. We measure the performances and contributions of our NEOs in achieving various targets in each of these areas including our carbon footprint, certified wood supply, health and safety, and employee and community engagement. We believe a high performance in these ESG standards is critical for our business and directly correlated to efficient operations and manufacturing performance. Further, we believe that our products, which are: (i) renewable wood-based fiber; (ii) carbon sequestering solid wood products; (iii) green energy; and (iv) naturally sourced biomaterials, are becoming more important for a world seeking to limit its reliance on fossil fuel-based products.

Develop Top Talent to Drive Sustainability and Execute our Strategy

Developing our talent through effective human capital management is a key component of our focus on sustainability and is critical to achieving our strategic objectives. We strive to develop a culture that attracts and develops the most talented people, teams and leaders. An important component of all of our executives' performance assessment is their ability to develop people, teams and leaders.

Individual Objectives	Our NEOs' progress on meeting pre-set and approved individual objectives for the fiscal year, most of which fall into the objectives above.

COMPENSATION OBJECTIVES, FRAMEWORK AND COMPONENTS

Objectives

Our executive compensation program is designed to achieve the following key objectives:

Target Pay Competitively	Align Compensation Metrics with Business Purpose
Attract and retain top talent by competing effectively for high quality individuals whose efforts and judgments are vital to our continued success	Closely align compensation with our business purpose and commitment to Shareholder value creation by focusing on long-term sustainable growth
Encourage Outcomes and Behaviors	Pay-for-Performance
Create an environment in which our executives are motivated to achieve and maintain superior performance levels and goals consistent with our overall business strategy	Reward and compensate our executives for their contributions to our overall success and for their individual performance
Align Interests with Shareholders	Modify Compensation to Align with Business Needs
Align the interests of our executives with the long-term interests and value performance of our Shareholders	Given the cyclicality of the industry in which we operate, provide the Board the discretion to modify compensation targets to meet business needs at the time

Key Principles

Our compensation framework for our NEOs is principally performance-based to support our overall business objectives and increase long-term Shareholder value. It is focused on the following key principles:

Market Competitiveness	At Risk Incentive Pay

Total target compensation levels should be competitive and at market median with other comparable companies operating within the forest products industry and other companies with which we compete for executive talent

A greater percentage of compensation for senior management should be tied to performance against measurable objectives, the majority of which are directly tied to our corporate performance

Pay-for-Performance	Shareholder Alignment
Compensation should be linked to both individual and our overall performance	Rewards should be linked to the creation of long-term Shareholder value including through the use of equity-based awards as a meaningful portion of our executives' compensation
Flexible Short-Term and Long-Term Incentives	Simple Pay Programs
Fixed and variable and short and long-term compensation programs should be balanced to reinforce a performance-based culture	Overall compensation simplicity should be maintained to ensure broad employee understanding and acceptance
Clear Communication
Compensation should clearly communicate desired behavior and incentive pay programs should reward the achievement of performance goals by executives

Compensation Mix

We seek to accomplish our executive compensation objectives through an appropriate mix of short-term and long-term compensation, by providing a larger percentage of our executive officers' total compensation opportunity in the form of equity compensation and by ensuring that a significant portion of our executive officers' total pay opportunity is in the form of performance-based or at risk compensation.

In general, employees with more ability to directly influence overall business performance have a greater portion of:

•
variable, performance-based pay at risk; and
•
overall compensation provided through long-term incentives and equity incentive programs.

Fixed vs. Performance-based Compensation. We believe our mix of fixed (primarily base salary) and performance-based compensation (primarily annual cash incentives and PSUs), supports our overall pay-for-performance culture and drives superior business performance. The percentage of an executive's compensation opportunity that is performance-based, versus fixed, is based primarily on the employee's role.

For fiscal 2022, our former and current Chief Executive Officer's and Executive Chairman's percentage of target variable performance-based compensation to total target compensation was 65%, 89% and 73%, respectively.

Short-term vs. Long-term Compensation. We believe our total compensation mix of short-term (primarily base salary and annual cash incentive bonuses) and long-term (primarily performance share units which have a three-year performance period) incentives, encourages focus on both long-term strategic objectives and shorter-term business objectives without excessive risk.

Cash vs. Equity Compensation. We believe our mix of cash (base salary and annual cash incentive bonuses) and equity (primarily PSUs) compensation, with a significant portion of each executive officer's total compensation opportunity coming through equity incentive grants, closely aligns the interests of our executives with those of our Shareholders.

Compensation Components

To achieve our objectives, we use a mix of four compensation components, being base salary, annual cash incentive bonuses, long-term equity incentives and other perquisites intended to be competitive in the market and with our competitors.

Our executive compensation program is comprised of the following core components:

COMPONENT	PURPOSE	KEY FEATURES	CHANGES FOR 2022
Base Salary • Cash	Compensate executives competitively for their roles with us. Attract and retain high quality executives
•
Based primarily upon job responsibilities, level of experience and skill as well as performance compared with annually established financial or individual objectives.
•
Consideration given to the impact an NEO is expected to make to our business in the future.
•
Targeted within the median range of our peer companies and consideration given to the markets in which we operate.
•
Provides a consistent cash flow to employees.
•
Committee normally considers salary adjustments for executive officers annually in the first quarter of the year.
•
Increases in salaries are generally based on the market level salary for the role an executive serves, overall budgets and specific talent needs. Small periodic adjustments are also made to reflect cost of living increases.
Cost of living adjustment.

Annual Incentive Bonus • Cash	To motivate and reward the achievement of financial and strategic priorities during the year
•
Based on the expectations of the Board and management for our financial and operating performance for a fiscal year including the contribution of an NEO in achieving our goals as set forth in our short-term incentive plan.
•
It also includes the NEO's achievement of the individual goals established for each NEO annually based upon such NEO's position and responsibility.
•
Measure our NEO's performance in achieving our financial, operating, ESG, strategic and other goals.
•
Consideration of recommendations by our Chief Executive Officer for bonuses to be paid to our NEOs other than our Executive Chairman and Chief Executive Officer.
None.

Long-term Equity Incentives • Performance Share Units • Restricted Stock • Restricted Stock Units • Deferred Stock Units • Performance Shares	To drive and reward long-term Shareholder value creation and to retain executives
•
Generally based upon the long-term financial and operating expectations of the Board and management and the contribution an executive officer is expected to make in the future in achieving such expectations.
•
Granted primarily in the form of performance share units with a three-year vesting period; the final settlement of which is adjusted for our absolute and relative financial performance over that three-year period.
•
Generally produce value to our NEOs if the price of our Shares appreciates, thereby aligning their interests with those of Shareholders through increased Share ownership.
•
All equity awards thereunder are granted at fair market value as of the date of grant. We define "fair market value" as the closing market price of our Shares quoted on NASDAQ on the date of grant.
•
Incentive grants reviewed on an annual basis as part of the Committee's analysis of total compensation and the balance between the different elements thereof.
None.

Perquisites and Other Benefits • Automobile • Health and retirement programs • Living/housing	To provide market-typical benefits to executives
•
Structured to be within a reasonably competitive range relating to our peer companies.
•
Automobile benefits include the lease of a vehicle along with the fuel and maintenance expenses thereon.
•
Health benefits may include periodic physical consultations, dental and pharmaceutical benefits.
•
Contributions made to a defined contribution pension arrangement to the extent permissible by law on a tax deferred basis. Depending on the retirement program, amounts in excess of those allowed by tax authorities are recorded in unfunded accounts or remitted to an investment account with a third-party fund until retirement or termination.
•
In lieu of other benefits such as automobile, medical, pension and retirement programs, our Executive Chairman receives a lump sum living allowance of €75,000 per annum in recognition of his significant travel schedule pursuant to the terms of his employment agreement.
•
Our Chief Operating Officer, Pulp Products, receives a housing allowance of €10,200 as he is required to live near the Stendal mill for much of the work week.
•
Our Chief Executive Officer is entitled to a housing allowance of reasonable rental costs for the first twelve months of his employment agreement, being an amount equal to $79,847 during fiscal 2022.
•
Our Chief Human Resources Officer is entitled to a housing allowance of reasonable rental costs for the first twelve months of his employment agreement, being an amount equal to C$232,258 during fiscal 2022.
None.

Other • Severance and change of control provisions	To provide protection against termination of employment for reasons beyond the executive's control	• Provided in certain executive employment contracts. • No "single trigger" change of control contracts.	None.

Compensation Governance

The Human Resources Committee consists of four independent directors. During 2022, the Committee met four times and it has overall responsibility for determining our compensation objectives and philosophy, and reviewing and recommending the strategy and design of our compensation, equity-based compensation and benefits program. The Committee is also involved in considering the results of annual performance evaluations and reviewing succession plans for leadership roles.

The Committee also continually reviews and considers best practices in executive compensation, Shareholder expectations and compensation practices of what we consider to be our peer companies in making its decisions regarding appropriate compensation levels.

The Committee submits key compensation elements for our executives to the independent members of the Board for their review and approval.

The Committee also receives information and support from independent compensation consultants, as well as management, both of which are considered in the ultimate recommendations the Committee makes to the Board.

Chief Executive Officer and Executive Chairman set strategic direction and Chief Executive Officer makes compensation recommendations and submits performance evaluations for executives other than himself and Executive Chairman

Oversees compensation programs, reviews and recommends compensation packages, objective performance measures, targets and goals for the executive leadership team and ensures compensation aligns to compensation philosophy

Approves the Committee's recommendations related to compensation strategy, design and outcomes

Annual Compensation Process

The Committee has a charter, which it reviews at least annually, which sets out the items that it will address during the year. The Committee primarily reviews and approves items related to the Chief Executive Officer and the Executive Chairman as well as broader executive officer compensation, including annual reviews of objective performance measures, performance targets and goals for executives participating in our annual incentive bonus plans and long-term incentive plans.

Our executive compensation decisions are generally made after the end of our fiscal year and when our financial statements for such year are finalized. Thus, in February 2023 the Committee approved bonuses and awards for fiscal 2022, together with base salaries for 2023. During each year, the Committee monitors performance and evaluates comparison group compensation data which it uses to finalize awards made after the fiscal year end. The Committee's annual work plan includes, among other things, the following matters:

Human Resources Committee Annual Work Plan
Dec. – Feb.	Mar. – May	Jun. – Aug.	Sep. – Nov.
•
Evaluate prior year business performance and individual contributions in order to determine compensation decisions
•
Approve fiscal year compensation program design, long-term incentive awards and performance metrics for all incentive plans
•
Review and approve officer annual objectives

• Review Senior Executive Development Plans • Review Succession Plan practice and strategy • Review peer companies and benchmarking parameters • Review Committee performance • Review and approve CD&A
•
Review 'say-on-pay' results
•
Review market trends and regulatory updates
•
Review benefit plans, perquisites, executive agreements and other executive policies
•
Review Succession and Development Plans for executives and key managers

•
Review Senior Executive Development Plans
•
Overall review of executive compensation program, levels and competitiveness
•
Review Compensation Risk Assessment
•
Review preliminary incentive plan for next fiscal year
•
Provide preliminary corporate assessment
•
Approve Committee charter
•
Provide Company objectives and targets for next fiscal year

Every Meeting
• Review and approve minutes for prior meetings • Review performance progress updates against the incentive plan

• Retain compensation consultants, as required, and review any independent reports • Review work with full Board

Management's Role in the Executive Compensation Process. With the exception of our Chief Executive Officer, our NEOs do not play a role in evaluating or determining executive compensation programs or levels. Our Chief Executive Officer annually submits for consideration to the Committee performance evaluations for our NEOs (other than the Executive Chairman and himself) and recommendations as to their compensation levels, including salaries and bonuses. These recommendations are based upon performance against their annual performance goals and other performance factors. Such recommendations are also consistent with our compensation objectives. The Committee approves each NEO's compensation in a meeting of the independent directors without management present.

The Committee does not request, and management does not provide, specific recommendations for compensation for our Chief Executive Officer or Executive Chairman. In accordance with NASDAQ rules, neither our Executive Chairman nor our Chief Executive Officer was present when his compensation was being discussed or approved, did not vote on executive compensation matters and neither they nor other members of management attended executive sessions of the Committee.

Geographic Considerations. As our operations are located primarily in Europe, Canada, the United States and Australia, we also consider local market pay practices, availability of qualified management and the local cost of living.

Use of Board Discretion. The Board, through the Committee, retains the discretion to lower the compensation of our executives, including NEOs, even when the performance goals or targets of any aspect of the plans are achieved. In making such decisions, the Committee will consider a number of factors including the recommendation of the Chief Executive Officer, our overall financial condition, the state of the markets generally, and any other factor the Committee considers relevant.

Use of Consultants in Executive Compensation Process. For fiscal 2022, the Committee engaged MCC as its outside independent compensation consultant. The consultant attended meetings and had telephonic consultations with the Committee and its members as requested by the Committee Chair. During fiscal 2022, MCC assisted in our reviewing and considering, among other things, our:

•
total direct compensation, short-term incentives and long-term equity incentives for the then incoming Chief Executive Officer, Juan Carlos Bueno;
•
total direct compensation for our NEOs (primarily base salaries);
•
short-term incentives and plans (primarily annual cash incentive bonuses);
•
long-term equity incentives and plans (primarily PSUs); and
•
selecting an appropriate group of peer companies for benchmarking and comparative purposes.

As part of their engagement, MCC conducted a detailed review of our NEOs' compensation. Such review considered the three principal components of our NEOs' compensation being base salary, short-term incentives and long-term incentive plan ("LTIP"). The review compared our NEOs' compensation relative to market. As a result of the nature of our global operations, where our NEOs are situated and the location of our competitors, MCC reviewed our compensation relative to market practices in each of Canada, the United States and the European Union. Additionally, MCC provided input in reviewing and validating information, compensation programs and recommendations. Finally, in their work and report, MCC considered and looked at different peer groups in each of Canada, the United States and the European Union on a market-by-market basis and assisted the Committee in selecting an appropriate peer group.

Compensation Peer Group Companies and Benchmarking. The Committee annually reviews executive compensation levels and programs at various "peer group" companies, which are principally comprised of "small cap" and "mid-cap" forest and paper products companies operating in Canada, the United States and the European Union. Such companies generally have equity capitalization ranging between $150 million and $5 billion.

The report provided by MCC looked at and considered public filings from the following companies, categorized by geographic markets, which the Committee used for benchmarking purposes for fiscal 2022:

Canadian Comparator Group	European Comparator Group	United States Comparator Group
•
West Fraser Timber Co. Ltd.;
•
Canfor Corporation;
•
Cascades Inc.;
•
Resolute Forest Products Inc.;
•
Methanex Corporation;
•
Interfor Corporation;
•
Stella-Jones Inc.;
•
Western Forest Products Inc.; and
•
Chemtrade Logistics Income Fund.

•
Wacker Chemie AG;
•
Symrise AG;
•
Huhtamäki Oyj;
•
Fuchs Petrolub SE;
•
K+S Aktiengesellschaft;
•
Kemira Oyj;
•
Metsä Board Oyj;
•
Sto Se & Co. KGAA;
•
SGL Carbon SE;
•
ENCE Energía Y Celulosa, S.A.;
•
Borregaard ASA;
•
Suominen Oyj; and
•
Rottneros AB.
• UFP Industries, Inc.; • Trinseo PLC; • Rayonier Advanced Materials Inc.; • Clearwater Paper Corporation; • Verso Corporation; • Mativ Holdings Inc.; • Glatfelter Corporation; and • Neenah, Inc.

The list of compensation peer group companies used by the Committee in reviewing compensation practices for fiscal 2022 was updated by the Committee from fiscal 2021 to take into account the comparative market work done by MCC, the changing landscape of our industry (including competitors that were no longer independent or public companies), to do a geographic "market check" and to better reflect a group that is more appropriately comparable to us in terms of industry, international presence, the markets in which we compete for talent and size across various financial measures. The Committee determined such comparator companies were suitable to permit us to ensure that our compensation levels are within the range of comparative norms. In addition, these companies have executive compensation data that is publicly available.

We generally target salaries, bonuses and incentive compensation towards a median level or 50th percentile range on a size and geographically adjusted basis relative to peer companies for similarly experienced executives performing similar duties. Generally, awards are made within this range, although our program is flexible enough to allow the Committee to provide compensation above or below the 50th percentile in cases of exceptional individual and corporate performance or other individual factors relating to an NEO's performance. We benchmark against median compensation because it allows us to attract and retain executives, provides an incentive for executives to strive for better than average performance to earn better than average compensation and helps us to manage the overall cost of our compensation program.

While the Committee believes it is important to periodically review benchmarking data to determine how our executive compensation program compares to the programs used by peer companies, such reference points are only one element it uses in structuring our executive compensation program.

Target and Maximum Incentives and Realized Pay

For both our short term incentive plan ("STIP") and LTIP we establish "target" amounts and "maximum amounts". These amounts are established as a percentage or multiple of an executive's "base salary". For example, in fiscal 2022, our Chief Executive Officer's STIP target was 100% of his base salary and his maximum was 200% of his base salary. Generally, executives with more senior positions will have higher target and maximum levels under our STIP and LTIP. We use this methodology not only for our NEOs but also for a broad group of executives. The actual amount our executives receive under our STIP and LTIP is based upon the Committees' assessment and determination of their achievement of the applicable performance metrics thereunder.

In assessing the effectiveness of our compensation programs, the Committee also considers and benchmarks our NEOs' realized pay. We consider realized pay to be the actual compensation amount our NEOs receive in any fiscal year and is principally comprised of base salary, the actual STIP amount received and LTIP equity awards that were achieved and vested in such year.

We believe this methodology of our STIP and LTIP provides our executives with competitive compensation opportunities while aligning with our Shareholders' interests.

Short-Term Incentive Plan

The Committee believes that the STIP:

•
rewards our NEOs and executives by producing objective outcomes that are closely aligned with the interests of Shareholders; and
•
is transparent to executives and Shareholders.

Our STIP for fiscal 2022 provides that:

•
awards will be based upon five components, being: (i) overall corporate Operating EBITDA; (ii) safety; (iii) productivity; (iv) unit production costs or unit profitability; and (v) individual achievement;
•
the corporate Operating EBITDA component comprising 40% of the STIP for all executives is measured by how our Operating EBITDA achievement compares to the "target" Operating EBITDA ("STIP Target EBITDA"). STIP Target EBITDA is established and determined by the Committee based on estimates of EBITDA under mid-cycle pricing assumptions. At the end of each year, actual Operating EBITDA is compared to the STIP Target EBITDA, and the achievement of this component is measured. For fiscal 2022, the STIP Target EBITDA and payout are as follows:

% of STIP Target EBITDA Achieved	Payout of Target
<60%	0%
60%	50%
100%	100%
>150%	200%
•
the safety component, comprising 10% of the STIP for all eligible executives, is measured as follows:

Safety Target	Payout of Target
TRIR(1) exceeding the higher of the highest annual TRIR in last 3 years or 2.0	0%
TRIR equal to the higher of the highest TRIR in any of the past 3 years or 2.0	50%
TRIR is equal to 90% of the lower of the average of last 3 years or 1.5	100%
TRIR is equal to or better than the lower of 75% of the average TRIR of the last 3 years or 1.0	200%

(1)
Total Recordable Incident Rate
•
the production component, comprising 20% of the STIP for those eligible executives, is measured as follows:

Budgeted Production	Payout of Target
<95%	0%
95%	50%
100%	100%
>103%	200%

•
the costs component, comprising 10% of the STIP for those eligible executives, is measured primarily as follows, provided that for certain mills, it is measured against profitability and the satisfaction of certain performance conditions and operational milestones:

Budgeted Costs	Payout of Target
>115%	0%
115%	50%
100%	100%
<90%	200%
•
the individual component, comprising 20% of the STIP for those eligible executives, will be measured against annual goals and performance targets provided by management and reviewed and approved by the Committee;
•
the measurement period will be a fiscal year and awards will be determined after year-end audited financial statements have been provided to and reviewed by the Committee;
•
for each of the STIP components above a stipulated minimum threshold, the Committee "interpolates" performance within ranges; and
•
the awards under the STIP were determined in February 2023 for fiscal 2022.

The following sets out the annual bonus opportunities of our NEOs as a percentage of their 2022 base salary upon achieving the STIP target components:

	Target	Maximum
Jimmy S.H. Lee	100%	200%
Juan Carlos Bueno(1)	100%	200%
David M. Gandossi(1)	100%	200%
David K. Ure	75%	150%
Adolf Koppensteiner	75%	150%
Guy Arguin	65%	130%
(1)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022.

The Committee has discretion to lower awards under the STIP if it determines that circumstances so warrant.

Long-Term Incentive Program

Our 2022 Plan allows the Committee to grant equity awards to our executives in the form of options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance share units and deferred stock units.

Pursuant to our LTIP, the Committee primarily uses "performance share units", or "PSUs", to provide long-term equity-based compensation to our executives, including our NEOs.

Such PSUs vest after a three-year period and, as such, are designed to reward sustained performance over the period, rather than over a single year. As a result, we believe PSUs incent executives to drive long-term performance, thereby aligning our executives' interests with the long-term interests of Shareholders.

Pursuant to the LTIP, we make annual grants of PSUs to our executives that vest based on the Committee's assessment of the achievement of certain prescribed three-year performance criteria. Commencing in 2019, the performance criteria for PSUs is comprised of:

•
"Absolute Return on Average Assets" ("ROAA"); and
•
"Relative Total Shareholder Return" ("TSR"),

(the "LTIP Performance Criteria").

To incent performance, each component of the LTIP Performance Criteria has a scale so that an executive can achieve from 0% to 200% of the target award amount, with the Committee "interpolating" performance between ranges above the stipulated minimum threshold, below which there will be no payment. For fiscal 2022, we adjusted the performance criteria for ROAA and TSR to better match our long-term financial and share objectives. Each of the following LTIP Performance Criteria elements are weighted equally:

(1)
ROAA. Calculated by dividing our net income by average assets, with the result for the three-year performance period being a simple average of the ROAA for each of the three years.

The ROAA component for the PSUs granted in 2021 and 2022 is as follows:

Three-Year Average ROAA	Payout of Target
<2%	0%
2% to 4.99%	50% to 99%
5.00% to 7.99%	100% to 199%
>8.00%	200%

Previously in 2020, the ROAA component for the PSUs granted was:

Three-Year Average ROAA	Payout of Target
<3%	0%
3% to 5.99%	50% to 99%
6.00% to 8.99%	100% to 199%
>9.00%	200%

(2)
Relative TSR. The return on the Shares, including price appreciation and dividend payouts, over the three-year performance period relative to the TSR Peer Group Companies (as listed below).

The TSR component for the PSUs granted in 2021 and 2022 is as follows:

TSR Percentile Ranking to Peers	Payout of Target
<25th percentile	0%
25th to 49th percentile	50% to 99%
50th to 75th percentile	100% to 199%
>75th percentile	200%

Previously in 2020, the TSR component for the PSUs granted was:

TSR Percentile Ranking to Peers	Payout of Target
<33rd percentile	0%
33rd to 65th percentile	50% to 99%
66th to 90th percentile	100% to 199%
>90th percentile	200%

For fiscal 2022, the TSR Peer Group Companies are:

• Borregaard ASA; • Canfor Pulp Products Inc.; • ENCE Energia y Cellulosa SA; • Rayonier Advanced Materials Inc.; • Resolute Forest Products Inc.;	• Rottneros AB; • Stora Enso Oyj; • Suzano AS Sponsored ADR; • UPM-Kymmene Oyj; and • West Fraser Timber Co. Ltd.

The TSR Peer Group Companies against which TSR is measured were selected to ensure a global comparator with a comparable product mix, which we believe is the best comparator for shareholder returns. The Committee regularly adds and removes companies that no longer meet relevant comparator criteria.

For each component of the LTIP Performance Criteria, the Committee will "interpolate" performance between ranges. For the TSR component of the 2022 PSUs, the Committee uses, as the starting price of the various securities, the average trading price of the securities, including dividend reinvestments, for the first 20 days of trading of 2022 and, as the end price, including dividend reinvestments, the average trading price of the securities for the last 20 days of trading in 2024. Any awards under the LTIP that do not vest pursuant to the applicable performance criteria are forfeited.

The Committee assesses the applicable performance criteria for PSUs based upon the audited financial statements of a completed three-year performance period.

The Committee believes that: (i) having a multi-year performance period increases executive focus on long-term performance and better aligns the interests of our executives with our Shareholders; and (ii) the components of the applicable performance criteria are important measures of our overall business performance.

The annual granting of PSUs ensures the continuity of these incentives, as the performance periods of PSUs granted in different years overlap and expired or vested awards are "replaced" each year with new grants. Each PSU is equivalent to one Share. As a result, the number of PSUs issued to executives was 200% of the target level, being the maximum amount of Shares that our executives may earn.

The Committee assesses the effectiveness of the LTIP each year and makes adjustments, if needed, to the LTIP.

Under the 2022 Plan, with respect to performance shares or PSUs, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met, and each such outstanding performance share or PSUs achieved at 100% target level shall become immediately payable upon the occurrence of a triggering event occurring within 12 months of a change of control. See "Narrative Discussion on Potential Payments upon Termination or Change of Control".

Individual Officer Performance Evaluations and Measures

In making compensation decisions, the Committee annually evaluates the performance and individual accomplishments of our Chief Executive Officer, Executive Chairman and our other NEOs. Such evaluation is a subjective analysis conducted, in part, with reference to our strategic objectives as measured by the performance measures discussed below and partly against each NEO's annual performance goals which were previously provided to and accepted by the Committee.

Compensation Risk Management

Total Compensation. At least annually, the Committee reviews total compensation levels for our NEOs, including each element of compensation and its proportion of total compensation. In determining the appropriate target total compensation for each NEO, the Committee reviews each individual separately and considers a variety of factors in establishing his or her target compensation. These factors may include the NEO's time in position, unique contribution or value to our recent performance, geographic location and market practices and whether there is a particular need to strengthen the retention aspects of the NEO's compensation. In its review of total compensation, the Committee also considers benchmarking information with respect to peer companies.

The Committee has no predetermined specific policies on the percentage of total compensation that should be "cash" versus "equity" or "short-term" versus "long-term". The Committee's practice is to consider peer company data and these relationships in the context of our compensation philosophy to determine the overall balance and reasonableness of our NEOs' total compensation packages.

Risk Considerations. We have designed our total direct compensation (base salary, annual incentive bonus, long-term equity incentive compensation and perquisites) to encourage our executives to take appropriate risks to improve our performance and enhance long-term Shareholder value. We believe that the design and objectives of our executive compensation program provide an appropriate balance of incentives for executives and to mitigate undue risks. In this regard, our executive compensation program includes, among other things, the following design features:

•
a pay-for-performance philosophy whereby variable compensation is based on a variety of performance goals, including overall corporate and individual performance goals;

•
a balanced mix of fixed versus variable compensation and cash-based versus equity-based compensation whereby a majority of NEOs' total compensation is variable or at risk;
•
a balanced mix of short-term and long-term incentives;
•
long-term performance awards for executives are principally in the form of PSUs which have performance based vesting requirements measured over a three-year period;
•
a STIP that primarily uses objective measures;
•
Committee discretion to lower annual incentive award amounts;
•
a stock ownership policy;
•
a prohibition on hedging and pledging our stock; and
•
clawback provisions for performance and variable pay.

Management and the Committee have considered and assessed our compensation objectives, philosophy, and forms of compensation for our executives to determine whether the risks arising from such policies or practices are reasonably likely to have a material adverse effect on us. Based upon such review, we have determined that our compensation practices and policies do not create risks that are reasonably likely to have a material adverse effect on us.

Internal Pay Equity. The Committee considers internal pay equity, among other factors, when making compensation decisions. However, the Committee does not use a fixed ratio or formula when comparing compensation among executive officers. Our Chief Executive Officer is compensated at a higher level than other executive officers due to his significantly higher level of responsibility and accountability. Our Executive Chairman is also compensated at a higher level than our other NEOs due to his leadership role, focus on strategy and growth opportunities and his overall experience. Both our Chief Executive Officer and Executive Chairman generally receive more of their pay in the form of long-term incentive equity compensation and at risk compensation relative to the other NEOs. As a result of our Chief Executive Officer's responsibility for our overall performance, the Committee and our independent directors believe that compensating the Chief Executive Officer at a higher level than other executives and weighting the Chief Executive Officer's total compensation more heavily towards long-term equity incentive compensation and at risk compensation is consistent with our compensation objectives, market practices and appropriately reflects his contribution.

We believe the fiscal 2022 target total direct compensation for the NEOs other than the Chief Executive Officer in relation to the compensation targeted for the Chief Executive Officer and to one another was reasonable and appropriate given each such executive's responsibilities and our financial and operating performance for the year. The differences in compensation among our NEOs relative to each other and our Chief Executive Officer are based on market differences for the particular job, job responsibilities and scope, professional experience, geographic compensation practices and adjustments for individual performance.

Appointment of New Chief Executive Officer in 2022. On May 1, 2022, Juan Carlos Bueno was appointed as our Chief Executive Officer and President. In connection with his appointment, Mr. Bueno entered into an employment agreement (as supplemented to reflect his relocation to Berlin in November 2022) with us that provides, among other things, that: (i) his base salary is €645,566 per year, subject to annual review; (ii) he will be eligible to receive additional variable compensation in an amount determined in accordance with any of our bonus, profit sharing or incentive compensation programs; (iii) to the extent eligible, he will be entitled to participate at a level commensurate with his position in our employee, benefit, welfare and retirement programs as well as equity plans, employee incentive plans and bonus plans, including participation in a pension program where his pension shall be equal to 10% of his base salary and 5% of his annual bonus less the amount paid into existing pension schemes including mandatory yearly state pension contributions; (iv) we will reimburse Mr. Bueno for all reasonable expenses associated with his relocation to our offices; and (v) effective May 1, 2022, he will receive a one-time initial award of restricted stock units (previously referred to as restricted stock rights) ("RSUs") and PSUs comprised of: (a) 50,000 RSUs (each representing a right to one common share without payment) which shall fully vest in the event that Mr. Bueno is and continues as our Chief Executive Officer on May 2, 2023; (b) 96,530 PSUs, which shall have a performance period beginning on May 1, 2022 and ending on December 31, 2023; and (c) 96,530 PSUs, which shall have a performance period beginning on May 1, 2022 and ending on December 31, 2024.

The Board believes that such one-time RSU and PSU grants were required to attract a candidate with the skillset, experience and leadership traits Mr. Bueno brings as our Chief Executive Officer as well as to allow him to enter into the same pay for performance cycle as our other NEOs. PSU grants for the CEO in 2023 have returned to previous levels. The number of PSUs that actually vest will be determined at the end of the applicable performance period based upon the level of achievement under the applicable performance criteria over the relevant performance period.

Variable Pay at Risk

Our executive compensation program provides that a majority of compensation awarded to our NEOs, especially our Executive Chairman and Chief Executive Officer, is variable, performance-based compensation and "at risk". The percentage of our executives' compensation opportunity that is variable or at risk versus fixed is based primarily upon the executive's role and, to a lesser extent, geographic location. Generally, executives with more ability to directly influence overall performance have a greater portion of pay at risk through our STIP and LTIP. Further, as a result of local market practices and customs, our North American executives generally have a greater portion of their compensation at risk, including the opportunity to earn greater rewards, than our European-based executives.

Post-Retirement Compensation. We provide retirement benefits to our NEOs (other than our Executive Chairman) through our North American and European retirement programs.

The North American program is a defined contribution type structure whereby a contribution of 12% of base salary, which includes a notional matching component of 2%, of a combined total of 100% of gross salary and 50% of cash bonus payments up to the annual maximum RRSP limit, is remitted to an investment account held in the name of the employee. To the extent that the contributions exceed limits established by tax legislation, the amount that exceeds the limit is credited to an unfunded account. Our Chief Financial Officer and Chief Human Resources Officer are the NEOs participating in the North American program. Our Chief Executive Officer participated in the North American program until his relocation to Berlin, upon which he ceased to participate in the North American program and began to participate in the European program. Our former Chief Executive Officer also participated in the North American program.

The European program is a defined contribution type structure whereby we make contributions to a German government regulated pension plan in an amount equal to 10% of a combined total of each participating German executive officer's gross salary and half of such executive's cash bonus payments. To the extent that the contributions exceed limits established by tax statute, the amount that exceeds the limit is primarily paid to a fund managed by a third party where it is held on the employee's behalf. Our Chief Executive Officer and Mr. Koppensteiner are the NEOs participating in the European program. Any amounts in excess of permissible limits are recorded as a liability owing to the executive.

Change of Control and Severance Agreements. A number of the employment agreements we have entered into with our NEOs provide for specified payments and other benefits in the event of a change of control. Such change of control provisions are described in greater detail under "Employment Agreements with our Named Executive Officers" beginning on page 72 and under "Potential Payments upon Termination or Change of Control" beginning on page 78 of this Proxy Statement. The purpose of the change of control agreements is to encourage key management personnel to remain with us and to help avoid distractions and conflicts of interest in the event of a potential or actual change of control so that the executives will focus on a fair and impartial review of any proposal on the maximization of value. We believe that we have structured agreements to be reasonable and to provide a temporary level of protection to our NEOs in the event of employment loss due to a change of control. In addition, our 2022 Plan provides that upon the termination of employment of any NEO within 12 months of a change of control, each outstanding option and stock appreciation right held by such NEO shall automatically become fully and immediately vested and exercisable, each share of restricted stock or restricted stock right shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse, and each performance share or PSU, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met, and each such outstanding performance share or PSU achieved at 100% target level shall become immediately payable. The accelerated vesting and exercisability in the event of a termination of employment occurring subsequent to a change of control is intended to allow executives to recognize the value of their contributions to us regardless of management decisions following termination.

The employment agreements of our NEOs provide for severance payments in certain circumstances. The specific amounts that a particular NEO would receive as a severance payment are described under "Potential Payments upon Termination or Change of Control" beginning on page 78 of this Proxy Statement.

Recoupment of Incentive Compensation. Our Clawback Policy allows us to seek reimbursement with respect to incentive compensation paid or awarded to executive officers where the payment of a bonus or equity award or the vesting of such award was predicated upon the achievement of financial results that were the product of fraudulent activity or that were subsequently the subject of a material negative restatement. Further, our policy also provides for forfeiture or clawbacks of awards in specified cases where we determine an executive has engaged in material misconduct, material failure to comply with our policies or personal misconduct that is detrimental to us.

Anti-Hedging and Anti-Pledging Policies. Our Hedging Transactions Policy prohibits senior executives from engaging in hedging transactions designed to offset decreases in the market value of our stock, including certain forms of hedging and monetization transactions, including zero-cost collars, prepaid variable forward sale contracts, equity swaps and exchange funds. Our Securities Law Compliance Policy prohibits executives from holding our stock in a margin account or pledging our stock as collateral for loans.

Timing of Equity Awards. Equity awards are made by the Human Resources Committee generally only on dates that the Committee meets. Committee meetings are normally scheduled well in advance and are not scheduled with an eye to announcements of material information. The Committee sometimes makes an award with an effective date in the future, which may be contingent or designed to take effect after the announcement of material information. The Committee may make an award by unanimous written consent if the proposed award has previously been reviewed by the Committee.

NEO Share Ownership Policy. In 2019, we adopted a share ownership policy for our NEOs which requires our Chief Executive Officer and Executive Chairman to hold Shares having a value equal to at least five times their base salary and our other NEOs to hold Shares with a value equal to three times their base salary. NEOs will have five years to achieve the required threshold.

In addition to Shares held outright, unvested equity grants such as restricted stock units that are only subject to a time vesting condition count towards the ownership threshold.

Summary

We believe that our executive compensation program has been appropriately designed to achieve our compensation objectives and does not create risks that are reasonably likely to have a material adverse effect on us.

Our executive compensation program is competitive, performance driven, consistent with Shareholder interests and fair and reasonable overall. We believe that our compensation levels fairly reflect our operating and financial performance and are appropriate relative to peer companies.

Some of the compensation practices we employ to achieve our objectives include:

What We Do	What We Don't Do
•
Pay for performance philosophy with a large majority of pay at risk
•
Utilize performance-based equity awards with vesting requirements determined and judged by our Human Resources Committee
•
Manage Share usage conservatively
•
Conduct annual "say-on-pay" advisory votes
•
Maintain a clawback policy that covers cash and equity and that is beyond what is required by the Sarbanes-Oxley Act of 2002
•
Assess risks to our compensation policies and practices
•
Maintain a stock ownership policy for our directors and NEOs
•
Independent Executive Compensation Consultant
•
Annually review the Human Resources Committee's charter

•
Do not have single-trigger change-in-control executive contracts
•
Do not provide significant perquisites
•
Do not provide "defined benefit" retirement plans for our executives
•
Do not provide supplemental executive retirement plans for our executives
•
Do not provide excise tax gross-ups of perquisites, other than with respect to certain housing allowances
•
Do not re-price stock options without Shareholder approval; no grants below fair market value
•
Do not pay dividends on unvested long-term equity incentives to our executives
•
Do not allow executives to engage in hedging, short sales or derivative transactions with respect to our stock

How the Committee Considered the 2022 Advisory Vote on Our Compensation Program

We provided Shareholders a "say-on-pay" advisory vote on our executive compensation in 2022. At our 2022 annual meeting of Shareholders, Shareholders expressed very substantial support for the compensation of our NEOs, with approximately 94% of the votes cast for approval of the "say-on-pay" advisory vote on executive compensation. Our Human Resources Committee and Board value the opinions of our Shareholders and consider those opinions when making compensation decisions. To the extent we receive a significant vote against the compensation of our NEOs, we will consider our Shareholders' concerns and the Committee will evaluate whether any actions are necessary to address those concerns. The Committee did not make any changes to our executive compensation program and policies as a result of the 2022 "say-on-pay" advisory vote.

COMPENSATION DECISIONS AND OUTCOMES

Fiscal 2022

In fiscal 2022, we had record financial results and achieved many of our strategic targets and objectives.

Selected Financial Highlights

In fiscal 2022, we:

•
achieved record net income of $247.0 million (or $3.74 per basic share) and record Operating EBITDA of $536.5 million;
•
increased our total revenues by approximately 26% to a record $2,280.9 million from $1,803.3 million in 2021;
•
enhanced our liquidity by establishing two new revolving credit facilities, a €300.0 million New German Facility and a C$160.0 million Canadian Revolving Facility;
•
generated an annual return on average assets of 9.7%;
•
generated a return on equity of 29.5%; and
•
paid dividends of $19.8 million.

Selected Strategic Highlights

In addition to their contributions and leadership in achieving our record financial results, the following outlines an overall assessment of our executives' contribution in fiscal 2022 to achieving our strategic objectives and targets:

Operations

The operation and maintenance of modern, low-cost, reliable and energy efficient operations is key to produce stable returns through the economic cycle. In fiscal 2022, we:

•
implemented $178.7 million (excluding any related governmental grants) of capital projects at our operations, primarily to increase production and operational efficiency, and reduce costs. Such capital expenditures for our pulp segment related primarily to upgrades to the woodrooms at our Canadian pulp mills, capacity expansion projects and initial costs to rebuild the wood chip conveying systems at our Stendal mill, while capital expenditures for our solid wood segment primarily related to production improvement projects;
•
successfully navigated and recovered from a fire which occurred in the wood chip storage area at our Stendal pulp mill. Due to our health and safety measures and high operational standards, we were able to quickly extinguish the fire and confine damage to the wood chip storage bunkers and associated conveying systems. As a result of our well-defined response plan, the Stendal mill was only down for most of July and we were able to restart operations at the Stendal mill earlier than expected and at approximately 90% of its capacity; and
•
maintained our COVID-19 exposure control plans and protocols, which helped us having no material disruptions to our operations since the pandemic was declared.

Growth and Diversification of our Core Competencies

We are focused on growth in areas where we have a clear leadership position or high degree of competence to ensure that we can add value for Shareholders. In fiscal 2022, we:

•
significantly expanded our solid wood business through the acquisition of an integrated sawmill and value-added pallet production facility referred to as the "Torgau facility" located near Torgau, Germany for $263.2 million. The Torgau facility has an annual production capacity of approximately 410 MMfbm of lumber, 17 million pallets and 15 MW of electrical generation. The Torgau facility can also produce up to 230,000 metric tonnes of biofuels, consisting of wood pellets and briquettes, used to generate electricity and thermal energy. The Torgau facility is currently of the world's largest producers of Euro-pallets, the standard European shipping pallet;

•
built up the engineering and design team and enhanced the operations at Mercer Mass Timber to position it to bid on major construction projects and fill out its order book; and
•
began construction of a lignin production and research and development plant at our Rosenthal mill.

Sustainable Operations

We manage and operate our business, including the natural resources under our care or direction, with a long-term view and focus on sustainability. We believe by doing so we will be able to deliver value to our customers, employees, shareholders, communities and other stakeholders. We strive to maintain the highest environmental, social and governance standards. We believe that by caring for the health and safety of our workers, maintaining the environmental quality of our operations and being part of and actively engaged in the communities in which we operate we enhance the value for all of our various stakeholders and our social licence to operate.

In fiscal 2022, we:

•
increased our focus on sustainability including with improved sustainability management, goal setting and recording capabilities that will be communicated with stakeholders to ensure proper acknowledgment of our sustainability accomplishments and initiatives;
•
conducted our second climate risk and opportunity assessment as part of our adoption of the Task Force on Climate-related Financial Disclosure recommendations. In doing so, we partnered with a global non-profit organization focused on sustainability to develop a series of climate change scenarios for 2030. These models were developed with extensive input from the climate community, and augmented with industry trends and climate projections. The scenarios were then analyzed and used to identify and assess the potential impacts of climate change-related risks and opportunities on us. As a result of this process, we identified three areas of our strategy that may incur risks and opportunities across the scenarios: (i) shifting market demand; (ii) wood and fiber supply; and (iii) supply chain resilience;
•
published our inaugural Sustainability Report;
•
enhanced our environmental tracking, measuring and reporting system for both water and air parameters at all of our facilities;
•
spent considerable time with our stakeholders including governments and First Nations to expand our relationships in all areas of our business; and
•
improved our third party ESG risk scores to be in the 67th percentile of the pulp and paper peers.

Develop Top Talent to Drive Sustainability and Execute our Strategy

A key component of our focus on sustainability is developing our talent through effective human capital management. In fiscal 2022, we:

•
continued our commitment to health and safety, our Senior Safety Leadership Committee met throughout the year to enhance and implement policies, strategies, expenditures, and training for our employees;
•
engaged an international executive search firm and conducted a well-defined global search for a new Chief Executive Officer candidate, and ultimately appointed Juan Carlos Bueno, who has broad commercial, operational and entrepreneurial skills and experience, to succeed David Gandossi as our Chief Executive Officer; the Board believes that Mr. Bueno is especially qualified to lead our strategic initiatives given his experience and expertise in both forest products manufacturing as well as biomaterial strategic development;
•
undertook a thorough annual review process for each of our executives using feedback from all levels to assess potential, increase accountability, encourage succession planning and identify areas for development;
•
expanded our focus on diversity, equity and inclusion, including, among other things, partnered with a global management consulting company to create a new program called "Change That Matters" and to create a custom strategy to assist us in creating an inclusive community, expanded and created new outreach programs to attract more female workers for our operations and worked to expand business relationships and opportunities with regional First Nations; and
•
conducted succession planning at all levels using specific talent objectives and skills development targets for each position and employee.

The chart below summarizes our selected key financial and operating results for 2022 compared to 2021.

	Year Ended December 31,
	2022	2021	Change (%)
	(in millions, other than where indicated)
Pulp Segment
Pulp production ('000 ADMTs)	1,878.6	1,863.9	1
Average pulp sales realizations ($/ADMT)(1)
NBSK	$876	$779	12
NBHK	$869	$615	41
Pulp sales ('000 ADMTs)	1,917.8	1,812.7	6
Energy production ('000 MWh)(2)	2,028.1	1,826.5	11
Energy sales ('000 MWh) (2)	751.7	702.0	7
Pulp segment revenues	$1,866.1	$1,483.1	26
Pulp segment operating income	$340.7	$251.7	35

Wood Products Segment
Lumber production (MMfbm)	442.2	447.9	(1)
Lumber sales (MMfbm)	409.9	419.7	(2)
Energy production and sales ('000 MWh)	109.6	74.6	47
Wood products segment revenues	$408.5	$313.5	30
Wood products segment operating income	$70.6	$106.1	(33)

Statement of Operations Data:
Total revenues	$2,280.9	$1,803.3	26
Costs and expenses	$1,888.5	$1,456.7	30
Total operating income	$392.4	$346.6	13

Operating EBITDA	$536.5	$478.8	12
Net income	$247.0	$171.0	44

	December 31,
	2022	2021	Change (%)
Balance Sheet and Other Data:	(in millions, other than ratio)
Cash and cash equivalents	$354.0	$345.6	2
Net debt	$992.5	$891.9	11
Total equity	$838.8	$694.0	21
Net debt to equity ratio	1.2 to 1	1.3 to 1	(8)
Return on Average Assets	9.7%	7.6%	28
Return on Equity	29.5%	24.6%	20
Total Recordable Incident Rate	2.23	3.82	(42)

	Year Ended December 31,
	2022	2021	Change (%)
Share Price and Dividend Data
Price per Share as of fiscal year end(3)	$11.64	$11.99	(3)
Price per Share – High for year	$17.29	$18.14	(5)
Dividends declared per Share	$0.3000	$0.2600	15

(1)
Sales realizations after customer discounts, rebates and other selling concessions. Incorporates the effect of pulp price variations occurring between the order and shipment dates.
(2)
Excludes energy production and sales relating to our 50% joint venture interest in the Cariboo mill, which is accounted for as an equity investment.
(3)
Represents the closing market price of our Shares on the NASDAQ Global Select Market on December 30, 2022 and December 31, 2021, respectively.

Fiscal 2022 Shareholder Returns

In addition to the financial and operating performance, the Committee also assesses share price performance and total shareholder returns.

The graph below compares the share performance of Mercer over the past five years to the S&P Small Cap 600 Index, the TSR Peer Group Companies, and the Standard Industrial Classification Code Index or "SIC" (SIC Code 2611 – pulp mills), referred to as the "SIC Code Index", each starting with an investment of $100 at the end of 2017.

Comparison of Cumulative Total Return

Assumes $100 Invested December 31, 2017

Assumes Dividends Reinvested

Fiscal Year Ending December 31, 2022

	2017	2018	2019	2020	2021	2022
Mercer International Inc.	$100.00	$75.64	$92.80	$80.95	$96.68	$96.08
S&P SmallCap 600 Index	$100.00	$91.52	$112.37	$125.05	$158.59	$133.06
TSR Peer Group(1)	$100.00	$81.84	$101.01	$116.25	$123.16	$111.28
SIC Code Index	$100.00	$63.57	$54.17	$57.59	$61.81	$74.87

(1)
The TSR Peer Group is comprised of Borregaard ASA, Canfor Pulp Products Inc., ENCE Energia y Cellulosa SA, Rayonier Advanced Materials Inc., Resolute Forest Products Inc., Rottneros AB, Stora Enso Oyj, Suzano AS Sponsored ADR, UPM-Kymmene Oyj, and West Fraser Timber Co. Ltd. and was disclosed in our Annual Report on Form 10-K. The Committee regularly adds and removes companies that no longer meet relevant comparator criteria and as such, removed Domtar Corporation as it was no longer publicly trading and added Rayonier Advanced Materials Inc. and Suzano AS Sponsored ADR.

Fiscal 2022 Compensation

Fiscal 2022 Variable or At Risk Compensation. The vast majority of compensation value we deliver to our NEOs and other executives is in the form of compensation that is variable or "at risk" based on our performance. The "at risk" elements of our fiscal 2022 program are our STIP and LTIP.

The graph below shows the balance of the elements that comprised total direct target compensation for our Executive Chairman, Chief Executive Officer and our other NEOs, as a group, for 2022, including the percentage of variable compensation. The percentage of variable compensation listed below each chart is calculated by dividing (i) the value of variable target compensation by (ii) the amount of total direct target compensation, which includes variable compensation plus fiscal 2022 base salary.

Fiscal 2022 Total Direct Target Compensation Paid

(1)
Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022. In connection with Mr. Bueno's appointment, he was granted: (i) 50,000 RSUs; (ii) 96,530 PSUs that have a performance period ending on December 31, 2023; and (iii) 96,530 PSUs that have a performance period ending on December 31, 2024. Such one-time RSU and PSU grants were made to attract Mr. Bueno as well as allow Mr. Bueno to enter into the same pay for performance cycle as our other NEOs. PSU grants for the CEO in 2023 have returned to previous levels.
(2)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022. Mr. Gandossi's target fiscal compensation was 62% at risk: 38% base salary, 38% STIP and 24% LTIP.

Below is a further breakdown of Chief Executive Officer, Executive Chairman and Other NEO compensation by component paid or awarded in 2022.

Salary
STIP
LTIP
CEO(1)
----CASH-BASED----
------SHARES-BASED------
450 (11%)
586 (15%)
2,987 (74%)
4,022
FIXED
------VARIABLE------
Executive Chairman
------CASH-BASED------
------SHARES-BASED------
545 (27%)
699 (34%)
802 (39%)
2,046
------FIXED------
------VARIABLE------
All Other NEOs
------CASH-BASED------
------SHARES-BASED------
1,168 (37%)
1,087 (35%)
893 (28%)
3,148
------FIXED------
------VARIABLE------
Former CEO
------CASH-BASED------
----SHARES-BASED---
458 (35%)
583 (44%)
284 (21%)
1,326
------FIXED------
------VARIABLE------

(1)
Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022. In connection with Mr. Bueno's appointment, he was granted: (i) 50,000 RSUs; (ii) 96,530 PSUs that have a performance period ending on December 31, 2023; and (iii) 96,530 PSUs that have a performance period ending on December 31, 2024. Such one-time RSU and PSU grants were made to attract Mr. Bueno as well as allow Mr. Bueno to enter into the same pay for performance cycle as our other NEOs. PSU grants for the CEO in 2023 have returned to previous levels.

Fiscal 2022 Compensation Decisions. In accordance with our emphasis on pay for performance, fiscal 2022 compensation awarded to our NEOs reflected our strong financial performance and operating results and their contribution to the execution of our strategy and achieving stipulated performance measures in relation thereto.

In making decisions on performance-based compensation for fiscal 2022, the Committee considered that despite the operational challenges due to the COVID-19 pandemic, we achieved record net income of $247.0 million and record Operating EBITDA of $536.5 million in fiscal 2022 and effectively managed our balance sheet and liquidity, including by lowering our interest expense costs as a result of the Refinancing. The Committee also considered our growth and expansion including expanding our product offerings with the acquisition of a cross-laminated timber facility and the completion of significant capital projects which, among other things, increased our pulp and lumber production capacity. The Committee also considered our NEOs' effective management of our crisis management plan and COVID-19 exposure control plans, which helped ensure no material disruptions to our operations since the pandemic was declared and in connection with the fire at our Stendal mill. The Committee also further considered our executives' achievement in implementing our strategic initiatives and targets and personal objectives and the requirement to retain and motivate executives which the Committee recognizes as essential the advancement of our strategy and generating shareholder returns.

The Committee also considered management's performance in dealing with the impacts of the pandemic in assessing all of the senior executives' individual achievements that made up the individual component of performance assessments.

Having considered all factors that it deemed relevant, the Committee decided that the results of the compensation program appropriately aligned executive pay with our and shareholders' performance and it was not necessary to make any discretionary adjustments to the performance metrics of the compensation program. Based on the foregoing review of our performance and our NEOs' individual performance, the Committee awarded the following compensation for fiscal 2022 for each of the components of total compensation.

Base Salaries. The Committee generally reviews and adjusts base salaries annually at its February meeting with any adjustments generally commencing at the start of the following month. The Committee also makes periodic adjustments, as required, in connection with promotions, changes in position or competitive changes in market pay levels.

In February 2023, the Committee adjusted our NEOs' 2022 salaries for a cost of living adjustment of 4%, as follows:

Name	2023 Base Salary	2022 Base Salary(1)	(%) Increase
Jimmy S.H. Lee	$569,409	$547,509	4.0
Juan Carlos Bueno	$707,246	$680,044	4.0
David K. Ure	$411,537	$395,708	4.0
Adolf Koppensteiner	$453,621	$436,174	4.0
Guy Arguin	$359,945	$346,101	4.0

(1)
Reflects base salary in effect at December 31, 2022.

Short-Term Annual Cash Bonuses. In making its compensation decisions regarding annual bonuses for our NEOs in respect of their fiscal 2022 performance, the Committee reviewed and considered the performance measures of our STIP and our NEOs' individual performances.

For fiscal 2022, the payout of targets for each of the STIP target components for each of our NEOs were as follows:

Name	Bonus Target as a Percentage of 2022 Base Salary	Payout of Target for EBITDA Achieved	Payout of Target for Safety Target Achieved	Payout of Target for Productivity Achieved(1)	Payout of Target for Costs Achieved(2)	Individual Component	Total STIP Achievement (% of Bonus Target Achieved)(3)
						Payout of Target
Jimmy S.H. Lee	100%	198%	152%	28%	56%	110%	128%
Juan Carlos Bueno(4)	100%	198%	152%	28%	56%	110%	128%
David K. Ure	75%	198%	152%	28%	56%	115%	129%
Adolf Koppensteiner	75%	198%	152%	28%	56%	100%	126%
Guy Arguin	65%	198%	152%	28%	56%	125%	131%
David M. Gandossi(4)	100%	200%	118%	15%	75%	120%	126%

(1)
The Payout of Target for Productivity Achieved is calculated based on a weighted average of mill achievement pay-outs which are based on pulp production. The weighting by mill is based on each mill's wood consumption.
(2)
The Payout of Target for Costs Achieved is calculated based on a weighted average of mill achievement pay-outs based on cash production cost/tonne for each of the Stendal, Rosenthal, Celgar and Peace River mills, EBITDA/m3 for the Friesau mill and the satisfaction of certain performance conditions and operational milestones for the Mercer Mass Timber mill. The weighting by mill is based on each mill's wood consumption.
(3)
Total STIP Achievement for 2022 is determined based on the following weightings for each component as follows: 40% as to STIP Target EBITDA; 10% as to Safety; 20% as to Productivity; 10% as to Costs; and 20% as to the Individual Component.
(4)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. His STIP achievement was based on performance metrics for the period from January 1, 2022 to July 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022.

Chief Executive Officer and Executive Chairman Performances. In addition to the overall NEO assessment reviewed above, the Committee evaluated Messrs. Bueno's, Lee's and Gandossi's individual achievement based on their 2022 performance objectives and leadership roles and guidance in, among other things:

Mr. Bueno

•
improving mill operations and efficiencies which in 2022 generated record Operating EBITDA and net income;
•
leading a review process and implementing a strategic plan to push forward our strategic goals and initiatives;
•
overseeing the response to the fire at our Stendal pulp mill, ensuring the safety of our employees at the pulp mill and the quick restart of our operations at the Stendal mill at 90% capacity;
•
leading and implementing a disciplined approach to identify, analyze and execute capital projects, including leading the completion of significant capital projects in fiscal 2022 which included projects that will increase the pulp capacity at the Stendal mill by 80,000 ADMTs, the completion of the Friesau expansion and the commencement of woodroom construction projects at the Peace River and Celgar mills;
•
leading and responding to the COVID-19 pandemic to assure the safety and health of our employees and other stakeholders while ensuring the continued efficient operation of our facilities;
•
leading our health and safety performance, driving a safety culture throughout our operations and leading by example on health and safety;

•
leading our focus on long-term sustainability while meeting ESG standards and initiating a communication program with affected stakeholders including Shareholders, customers, suppliers, local communities, employees, governmental and regulatory authorities and other stakeholders;
•
leading our focus on diversity and inclusion and employee engagement; and
•
overseeing the strength of our balance sheet and liquidity while maintaining discipline on achieving specific targets for capital expenditures and operating costs.

Mr. Lee

•
fostering an entrepreneurial culture which embraces continuous improvement and sustainability;
•
leading our steering committee focusing on the implications of climate change and governmental and other responses relating thereto to consider both risks and opportunities;
•
continuing to drive our focus on our strategic priorities including new strategic initiatives, capital expenditures and balance sheet strength;
•
expanding our business operations by leading and effecting our acquisition of a cross-laminated timber facility;
•
contributing in Board communication including with regard to corporate strategy;
•
leading our strategic initiatives and oversight with respect to our extractives business, plantation harvesting and potential expansion into ancillary or related business opportunities; and
•
providing critical guidance and support to our NEOs and other executives.

Mr. Gandossi

•
leading and implementing a disciplined approach to identify, analyze and execute capital projects, including leading the completion of significant capital projects in fiscal 2022 which included projects that will increase the pulp capacity at the Stendal mill by 80,000 ADMTs, the completion of the Friesau expansion and the commencement of woodroom construction projects at the Peace River and Celgar mills;
•
leading and responding to the COVID-19 pandemic to assure the safety and health of our employees and other stakeholders while ensuring the continued efficient operation of our facilities;
•
leading our health and safety performance, driving a safety culture throughout our operations and leading by example on health and safety;
•
leading our focus on long-term sustainability while meeting ESG standards and initiating a communication program with affected stakeholders including Shareholders, customers, suppliers, local communities, employees, governmental and regulatory authorities and other stakeholders;
•
leading our focus on diversity and inclusion and employee engagement;
•
overseeing the strength of our balance sheet and liquidity while maintaining discipline on achieving specific targets for capital expenditures and operating costs, and
•
facilitating a smooth transfer of responsibility to a new Chief Executive Officer.

Based upon the foregoing performance measures of the STIP and the individual performance review of our NEOs, the Committee awarded short-term annual cash bonuses for fiscal 2022, as set forth in the following table:

Name	Cash Bonus(1)(2)	Percentage of 2022 Base Salary(3)
Jimmy S.H. Lee	$698,989	128%
Juan Carlos Bueno	$585,822	130%
David K. Ure	$381,841	97%
Adolf Koppensteiner	$411,071	94%
Guy Arguin	$293,939	87%
David M. Gandossi(4)	$583,185	127%

(1)
Awarded in February 2023 in respect of fiscal 2022.
(2)
For awards declared in February 2022 in respect of fiscal 2021, see the Summary Compensation Table on page 71 of this Proxy Statement.
(3)
Base salary is calculated on a pro-rated salary for the 2022 fiscal year as a result of salary increases effective May 1, 2022 for Mr. Bueno, March 1, 2022 for Messrs. Lee and Ure, January 1, 2022 for Mr. Koppensteiner and January 10, 2022 for Mr. Arguin.
(4)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022.

For fiscal 2022, the bonuses paid to our NEOs reflect the Committee's assessment of their achievement of the components of our STIP and their individual performance as discussed above.

Fiscal 2022 PSU Grant

For fiscal 2022, the Committee issued an aggregate 1,281,466 PSUs (the "2022 PSUs") to our executives, including an aggregate of 524,940 2022 PSUs to our NEOs which are eligible to vest over a three-year performance period ending on December 31, 2024. These awards are eligible to vest after December 31, 2024, based upon the LTIP Performance Criteria.

The following table sets forth the target level and number of 2022 PSUs awarded to our NEOs for fiscal 2022:

Name	Target Level for 2022 PSUs(1)(2)(3)	Target Level as a Percentage of 2022 Base Salary(1)	Maximum 2022 PSUs(1)(2)(3)	Maximum 2022 PSUs as a Percentage of 2022 Base Salary(1)
Jimmy S.H. Lee	68,892	150	137,784	300
Juan Carlos Bueno	96,530	200	193,060	400
David K. Ure	31,425	100	62,850	200
Adolf Koppensteiner	27,442	75	54,884	150
Guy Arguin	13,743	50	27,486	100

(1)
Each 2022 PSU awarded on February 15, 2022 was valued at $12.85, which was the closing market price of the Shares on the date of the award.
(2)
Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022 and awarded 2022 PSUs on May 1, 2022 which were valued at $15.46, being the closing market price of the Shares on the first trading day following his appointment. Mr. Bueno was also awarded 96,530 target 2021 PSUs which are not reflected in the table above.
(3)
These awards are eligible to vest after December 31, 2024, based upon the LTIP Performance Criteria.

Vesting of Fiscal 2020 PSUs

The three-year performance period for an initial 1,085,404 PSUs awarded by the Committee for fiscal 2020 (the "2020 PSUs") to our executives, including our NEOs, ended on December 31, 2022.

The performance criteria for the 2020 PSUs was comprised of ROAA and Relative TSR, which are weighted equally. In 2020, the ROAA and TSR were weighted in accordance with the tables set forth above under "Long-Term Incentive Program – (1) ROAA" and "Long-Term Incentive Program – (2) Relative TSR" on page 55.

In February 2023, the Board, based on the recommendation of the Committee, approved the vesting and awarding of 253,446 Shares to our executives (including our NEOs) pursuant to the then outstanding 2020 PSUs. The vesting represents the Committee's assessment of achievement against the two components of the LTIP Performance Criteria for our executives (including our NEOs) generally, as follows:

Component	Target Achieved	Payout of Target
Absolute Return on Average Assets	5.6%	93.4%
Total Shareholder Return	30th percentile	0%

The following table sets forth the number of 2020 PSUs vested for each of our NEOs based on the three-year performance period ended December 31, 2022 and the achievement to target on a weighted basis as a percentage of the potential share award within a range of 0% to 200% for each of our NEOs with respect to the 2020 PSUs:

Name	Target Level for 2020 PSUs	Total Number of Vested 2020 PSUs	Achievement to Target on Weighted Basis
Jimmy S.H. Lee	73,986	34,551	46.7%
David K. Ure	25,310	11,820	46.7%
Adolf Koppensteiner	19,374	9,048	46.7%
David M. Gandossi(1)	104,988	49,029	46.7%
Juan Carlos Bueno(1)	N/A	N/A	N/A
Guy Arguin(2)	N/A	N/A	N/A

(1)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022.
(2)
Mr. Arguin was appointed as Chief Human Resources Officer in January 10, 2022.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information regarding the fiscal 2022, 2021 and 2020 compensation awarded to, earned by, or paid to our NEOs. It is important to note that the Summary Compensation Table and the Grants of Plan-Based Awards Table appearing on page 75 only reflect plan-based awards actually issued in fiscal 2022.

Name and Principal Position	Year(1)	Salary(2) ($)	Bonus ($)	Stock Awards(3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Jimmy S. H. Lee(6) Executive Chairman	2022 2021 2020	544,849 595,474 564,929	698,989 790,911 510,406	885,262 916,455 813,846	- ‑ ‑	- ‑ ‑	- ‑ ‑	79,006 88,726 85,577	2,208,106 2,391,566 1,974,758
Juan Carlos Bueno(7)(8) Chief Executive Officer	2022	449,827	585,822	3,757,708(9)	-	-	54,780	97,205	4,945,342(9)
David M. Gandossi(7)(10) Former Chief Executive Officer	2022 2021 2020	458,231 696,355 639,448	583,185 924,169 577,733	314,028 1,375,183 1,299,232	- ‑ ‑	- ‑ ‑	131,592 120,085 100,624	31,502 36,866 30,364	1,518,538 3,152,658 2,647,401
David K. Ure(10) Chief Financial Officer	2022 2021 2020	393,786 398,204 365,399	381,841 353,875 221,189	403,811 294,719 278,410	- ‑ ‑	- ‑ ‑	51,450 43,396 37,081	37,296 36,068 31,609	1,268,184 1,126,262 933,688
Adolf Koppensteiner(8)(11) Chief Operating Officer, Pulp Products	2022 2021 2020	436,174 475,571 445,601	411,071 315,048 200,479	352,630 243,365 213,114	- ‑ ‑	- ‑ ‑	(895) 6,507 4,393	81,712 77,413 74,012	1,280,692 1,117,904 937,599
Guy Arguin(10)(12)(13) Chief Human Resources Officer	2022	338,336	293,939	176,598	-	-	18,357	205,285	1,032,515

(1)
Year to year changes reflect both increases in compensation and foreign exchange fluctuations. Based upon the exchange rate as at December 30, 2022, the dollar had strengthened by approximately 11% in value against the euro and increased by approximately 4% against the Canadian dollar since December 31, 2021.
(2)
The amount reported in this column for each NEO reflects the dollar amount of base salary paid, including salary increases. Annual salary increases are effective January 1 for Mr. Bueno and Mr. Koppensteiner and March 1 for Mr. Lee, Mr. Ure and Mr. Arguin.
(3)
Stock awards awarded to NEOs other than Mr. Bueno consist primarily of PSUs issued under the 2022 Plan. The amounts shown do not reflect whether the recipient has actually realized or will realize a financial benefit from such awards. The amounts shown represent the aggregate grant date fair values during the indicated fiscal year of the awards granted to our NEOs in 2022 and prior fiscal years as determined in accordance with ASC 718 and based on the assumptions and methodologies set forth in the Notes to the Consolidated Financial Statements in our Annual Reports on Form 10-K for the years ended December 31, 2022, 2021 and 2020, respectively. On February 15, 2022, we granted 2022 PSUs to all our NEOs. The grant date fair values are reported based upon the Share price of $12.85, which was the closing market price on the date of grant, and the probable outcome of the LTIP Performance Criteria for such awards as of the date of grant in accordance with SEC rules. The values of the 2022 PSUs granted in February 2022, assuming maximum vesting of 200% (and not target of 100%) of the performance awards, would have been: (i) Mr. Lee - $1,770,524; (ii) Mr. Gandossi - $628,057; (iii) Mr. Ure - $807,623; (iv) Mr. Koppensteiner - $705,259; and (v) Mr. Arguin - $353,195. Details on the awards can be found in the Grants of Plan-Based Awards Table on page 75 of this Proxy Statement.
(4)
The amounts set forth in this column reflect the annual change in the value, including interest, of their respective unfunded accounts, which accounts record those retirement plan contributions in excess of the applicable statutory limit.
(5)
Included in "All Other Compensation" for the fiscal years ended December 31, 2022, 2021 and 2020 are benefits and perquisites which consist of the following:

Name	Year	Auto ($)	Retirement Plan Contributions ($)	Other ($)
Jimmy S. H. Lee	2022 2021 2020	- ‑ ‑	- ‑ ‑	79,006 (living allowance) 88,726 (living allowance) 85,577 (living allowance)
Juan Carlos Bueno	2022	16,035	1,323	79,848 (living allowance)
David M. Gandossi	2022 2021 2020	7,690 10,885 8,100	22,466 22,211 20,306	1,346 (life insurance) 3,770 (life insurance and special medical) 1,958 (life insurance and special medical)
David K. Ure	2022 2021 2020	12,543 11,763 9,439	22,466 22,211 20,306	2,287 (life insurance and special medical) 2,094 (life insurance and special medical) 1,864 (life insurance and special medical)
Adolf Koppensteiner	2022 2021 2020	12,468 13,912 13,083	58,499 51,434 49,290	10,745 (housing allowance) 12,067 (housing allowance) 11,639 (housing allowance)
Guy Arguin	2022	1,495	22,466	181,324 (housing allowance, life insurance and special medical)

(6)
The terms of Mr. Lee's employment agreement, entitle him to housing and other perquisites not to exceed in aggregate €75,000 annually and other compensation as determined by the Committee, which amount is reflected in the column "All Other Compensation".
(7)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director of effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022.
(8)
In 2022, we contributed $1,323 to Mr. Bueno's retirement plan and $58,499 to Mr. Koppensteiner's retirement plan under our European retirement program, which amount is reflected in the column "All Other Compensation".
(9)
In connection with Mr. Bueno's appointment, he was granted: (i) 50,000 RSUs; (ii) 96,530 2021 PSUs; and (iii) 96,530 2022 PSUs, with a grant date fair value of $15.46 per Share, which was the closing price on May 2, 2022, the first trading day following Mr. Bueno's appointment. Such one-time RSU and PSU grants were made to attract Mr. Bueno as well as allow Mr. Bueno to enter into the same pay for performance cycle as our other NEOs. PSU grants for the CEO in 2023 have returned to previous levels. Stock awards awarded to Mr. Bueno consist of PSUs issued under the 2022 Plan. The amounts shown do not reflect whether the recipient has actually realized or will realize a financial benefit from such awards. The amounts shown represent the aggregate grant date fair value of the awards granted in fiscal 2022 as determined in accordance with ASC 718 and based on the assumptions and methodologies set forth in the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022. On May 1, 2022, we granted 96,530 2021 PSUs, 96,530 2022 PSUs and 50,000 RSUs to Mr. Bueno. The grant date fair value is reported based upon the Share price of $15.46, which was the closing market price on the date of grant, and the probable outcome of the LTIP Performance Criteria for such awards as of the date of grant in accordance with SEC rules. The values of the stock awards granted to Mr. Bueno in May 2022, assuming maximum vesting of 200% (and not target of 100%) of the performance awards, would have been $6,742,415.
(10)
In 2022, we contributed $22,466 to each of Mr. Gandossi's, Mr. Ure's and Mr. Arguin's retirement plans under our North American retirement program which amounts are included in "All Other Compensation".
(11)
The terms of Mr. Koppensteiner's employment agreement entitle him to a housing allowance of €10,200 annually.
(12)
Mr. Arguin was appointed as Chief Human Resources Officer in January 10, 2022.
(13)
The terms of Mr. Arguin's employment agreement entitle him to a housing allowance of C$232,258.

Narrative Disclosure to Summary Compensation Table

Employment Agreements with our Named Executive Officers

We have entered into employment agreements with each of our NEOs. The following summary of certain material terms of such agreements is not complete and is qualified by reference to the full text of each agreement on file with the SEC.

Executive Chairman. Mr. Lee is a party to a second amended and restated employment agreement with us dated September 29, 2015, which provides for an initial annual base salary of €463,500 (which amount is reviewed by the Board annually), participation in our bonus program and long-term incentive plan as well as certain other benefits and perquisites, including a housing and living allowance not to exceed in the aggregate €75,000 per annum. The agreement continues in effect until Mr. Lee's employment with us is terminated. Mr. Lee may terminate his employment with us at any time for good reason within 180 days after the occurrence of any good reason event and we may terminate his employment with cause. Mr. Lee's agreement contains a provision giving us the ability to deduct and clawback any compensation paid to Mr. Lee thereunder that is subject to recovery under law, government regulation or a stock exchange listing requirement.

Chief Executive Officer. Mr. Bueno is a party to an employment agreement with us dated March 11, 2022, as amended, which provides for an annual base salary of €645,566 (which amount is reviewed by the Board annually), participation in our bonus program, incentive plans and our retirement program as well as certain other benefits and perquisites. The agreement provided for a one-time initial award of RSUs and PSUs comprised of the following: 50,000 RSUs which fully vest if all vesting conditions are satisfied on May 2, 2023, 96,530 PSUs, which have a performance period that starts on May 1, 2022 and ends on December 31, 2023, and 96,530 PSUs, which have a performance period which starts on May 1, 2022 and ends on December 31, 2024. The agreement, as amended, continues indefinitely until the end of the month in which Mr. Bueno completes legal retirement age or his employment with us is otherwise terminated. We or Mr. Bueno may terminate his employment immediately for "just cause". Mr. Bueno or we may otherwise terminate his employment by providing three (3) months or six (6) months' notice, respectively.

Former Chief Executive Officer. Mr. Gandossi was a party to an amended and restated employment agreement with us dated September 29, 2015, which provides for an initial annual base salary of C$590,000 (which amount is reviewed by the Board annually), participation in our bonus program, long-term incentive plan and North American retirement program as well as certain other benefits and perquisites. The agreement provided for the continued employment of Mr. Gandossi for a period of 36 months, with an automatic 12-month renewal if we do not provide written notice of its intention not to renew the agreement at least 12 months before the original term expires. Thereafter, the agreement provided for successive 12-month renewals unless we provide written notice of its intention not to renew 360 days in advance of the expiry of the then term thereof. The agreement provided that Mr. Gandossi may terminate his employment with us at any time for good reason within 180 days after the occurrence of any good reason event and we may terminate his employment with cause. Mr. Gandossi's agreement contains a provision giving us the ability to deduct and clawback any compensation paid to Mr. Gandossi thereunder that is subject to recovery under law, government regulation or a stock exchange listing requirement. Mr. Gandossi's employment agreement with us was amended on March 11, 2022 in connection with his retirement and the transition of a new Chief Executive Officer. Pursuant thereto he retired as our President and Chief Executive Officer, on May 1, 2022. In addition, in connection with his retirement, he did not standing for re-election as a director at the 2022 annual meeting of Shareholders. Mr. Gandossi continued as an advisor until August 31, 2022 and assisted the new Chief Executive Officer and us in connection with the transition. He continued to receive his regular salary and benefits until such date and his PSU grants were pro-rated to August 31, 2022 with vesting subject to the achievement of the applicable performance criteria for such grants.

Chief Financial Officer. Mr. Ure is a party to an employment agreement with us dated August 12, 2013, as amended July 17, 2015, which provides for an initial annual base salary of C$350,000 (which amount is reviewed by the Board annually), participation in our bonus program, long-term incentive plan and North American retirement program as well as certain other benefits and perquisites. The agreement provides for the continued employment of Mr. Ure for a period of 24 months, with an automatic 12-month renewal if we do not provide written notice of its intention not to renew the agreement at least 12 months before the original term expires. Thereafter, the agreement provides for successive 12-month renewals unless we provide written notice of its intention not to renew 360 days in advance of the expiry of the then term thereof. Mr. Ure may terminate his employment with us at any time for good reason within 90 days after the occurrence of any good reason event and we may terminate his employment with cause. Mr. Ure's agreement contains a provision giving us the ability to deduct and clawback any compensation paid to Mr. Ure thereunder that is subject to recovery under law, government regulation or a stock exchange listing requirement. Mr. Ure's employment agreement with us was amended on February 27, 2023 in connection with his retirement and the transition of a new Chief Financial Officer. Pursuant thereto he will retire as our Chief Financial Officer, Senior Vice President and Secretary, on May 1, 2023. Mr. Ure will continue as an advisor until August 31, 2023 and assist the new Chief Financial Officer and us in connection with the transition. He will continue to receive his regular salary and benefits until such date and his PSU grants will be pro-rated to August 31, 2023 with vesting subject to the achievement of the applicable performance criteria for such grants.

Chief Operating Officer, Pulp Products. Mr. Koppensteiner is a party to an employment agreement dated January 1, 2016, as amended effective January 1, 2018, which provides for an initial annual base salary of €370,000 (which amount is reviewed by the Board or the Committee annually), an annual bonus depending on the economic result as determined by our Board or the Committee and certain benefits and perquisites including participation in our European retirement program. The agreement may be terminated by us and by Mr. Koppensteiner by either party giving 12 months' notice and, in any event, will terminate at the time Mr. Koppensteiner reaches the age of 65.

Chief Human Resources Officer. Mr. Arguin is a party to an employment agreement dated January 27, 2022, which provides for an initial annual base salary of C$450,000 (which amount is reviewed by the Board or the committee annually), participation in our bonus program, incentive plans and North American retirement program as well as certain other benefits and perquisites. The agreement continues in effect until the end of the month in which Mr. Arguin turns 65 or unless his employment with us is otherwise terminated. Mr. Arguin may terminate his employment with us at any time for good reason within 90 days after the occurrence of any good reason event and we may terminate his employment with cause. Mr. Arguin's agreement contains a provision giving us the ability to deduct and clawback any compensation paid to Mr. Arguin thereunder that is subject to recovery under law, government regulation or a stock exchange listing requirement.

Grants of Plan-Based Awards Table

The following table sets forth information regarding awards granted during 2022 under our 2022 Plan to our NEOs:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ per Share)	Grant Date Fair Value of Stock and Option Awards(2) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jimmy S.H. Lee	February 15, 2022	-	-	-	34,446	68,892	137,784	-	-	-	1,770,524
Juan Carlos Bueno(3)(4)	May 1, 2022	-	-	-	96,530	193,060	386,120	50,000(4)	-	-	6,742,415
David M. Gandossi(3)	February 15, 2022	-	-	-	12,219	24,438	48,876	-	-	-	628,057
David Ure	February 15, 2022	-	-	-	15,713	31,425	62,850	-	-	-	807,623
Adolf Koppensteiner	February 15, 2022	-	-	-	13,721	27,442	54,884	-	-	-	705,259
Guy Arguin	February 15, 2022	-	-	-	6,872	13,743	27,486	-	-	-	353,195

(1)
The "Threshold" amount reported represents vesting of a minimum percentage of the performance award if the minimum acceptable objective is achieved (as determined by the Committee). If threshold performance is not satisfied, an NEO's rights with respect to the award are forfeited. The "Target" amount reported represents the number of Shares issuable if performance objectives are achieved (as determined by the Committee) and the "Maximum" amount reported represents vesting of 200% of the performance award if the maximum objective is achieved (as determined by the Committee).
(2)
Stock awards awarded to NEOs other than Mr. Bueno in 2022 consist of the 2022 PSUs granted to all our NEOs on February 15, 2022. Pursuant to ASC 718, grant date fair values of the 2022 PSUs granted in February 2022 are based on the Share price of $12.85, which was the closing market price on the date of grant, and the probable outcome of the LTIP Performance Criteria for such awards as at the date of grant in accordance with SEC rules.
(3)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022.
(4)
Mr. Bueno was appointed our President and Chief Executive Officer effective May 1, 2022. He was granted 50,000 restricted stock units which vest on May 2, 2023, 96,530 target 2021 PSUs and 96,530 target 2022 PSUs, all with a grant date value of $15.46 per share, being the closing share price on the first trading date following his appointment. Such one-time RSU and PSU grants were made to attract Mr. Bueno as well as allow Mr. Bueno to enter into the same pay for performance cycle as our other NEOs. PSU grants for the CEO in 2023 have returned to previous levels.

Narrative Disclosure to Grants of Plan-Based Awards Table

All equity awards shown in the table were granted under our 2022 Plan. Annual incentive plan awards reflect the potential threshold, target and maximum incentive awards payable to our NEOs based upon the achievement of the LTIP Performance Criteria. Amounts shown are calculated as a percentage of base salary. Target bonus amounts assume the achievement of the LTIP Performance Criteria, at the target amounts. Maximum bonus amounts assume the achievement of the LTIP Performance Criteria, at the maximum amount of 200%. The actual equity bonus payments received by NEOs are set out in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

In fiscal 2022, we issued an aggregate of 1,281,466 2022 PSUs to our senior managers and executives, including an aggregate of 524,940 2022 PSUs to our NEOs.

Each PSU represents one Share. As a result, the number of 2022 PSUs issued to NEOs was 200% of the "target" level of PSUs, being the maximum number of Shares that our NEOs may earn pursuant to the LTIP.

The number of 2022 PSUs that actually vest and the Shares actually earned will be based on the achievement of the LTIP Performance Criteria established by the Committee over a three-year performance period that commenced on January 1, 2022, and ends on December 31, 2024 (the "2022 PSU Performance Period"). Evaluations of each of the LTIP Performance Criteria for the 2022 PSUs will be assessed by the Committee following receipt of our audited financial statements for the last completed fiscal year of the 2022 PSU Performance Period.

In February 2023, our Board, based upon the Committee's assessment of the achievement of the LTIP Performance Criteria, approved the vesting and awarding of 253,446 Shares to our executives (including our NEOs) pursuant to the 2020 PSUs. The 253,446 Shares represent 46.7% of the potential Share award range previously set at between 0% and 200%. See "Vesting of Fiscal 2020 PSUs" on page 69 hereof.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding outstanding equity awards for our NEOs at December 31, 2022:

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Jimmy S. H. Lee	‑	‑	‑	‑	‑	‑	‑	170,240	1,981,594
Juan Carlos Bueno(3)	‑	‑	‑	‑	‑	‑	‑	243,060	2,829,218
David M. Gandossi(3)	‑	‑	‑	‑	‑	‑	‑	129,151	1,503,318
David K. Ure	‑	‑	‑	‑	‑	‑	‑	64,726	753,411
Adolf Koppensteiner	‑	‑	‑	‑	‑	‑	‑	54,228	631,214
Guy Arguin	‑	‑	‑	‑	‑	‑	‑	13,743	159,969

(1)
Based on the closing Share price of $11.64 per Share on the NASDAQ Global Select Market as at December 30, 2022.
(2)
Reflects the number of PSUs that may be earned upon achievement of target performance of the 2022 PSUs awarded to our NEOs in 2022, the 2021 PSUs awarded to our NEOs in 2021 and the 2020 PSUs awarded to our NEOs in 2020, based on the Human Resource Committee's assessment of the achievement of the LTIP Performance Criteria respecting the 2020 PSUs in February 2023. As at December 31, 2022, the vesting of such awards was contingent upon the achievement of the LTIP Performance Criteria (at the end of a three-year performance period measured from January 1, 2022 and ending on December 31, 2024, in the case of the 2022 PSUs, from January 1, 2021 and ending on December 31, 2023, in the case of the 2021 PSUs, and from January 1, 2020 and ending on December 31, 2022, in the case of the 2020 PSUs. The 2022 PSUs are eligible to vest in 2025, the 2021 PSUs are eligible to vest in 2024 and the 2020 PSUs vested in February 2023.
(3)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022.

Option Exercises and Stock Vested

The following table discloses the amounts received by our NEOs upon exercise of options or similar instruments or the vesting of stock or similar instruments during 2022.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jimmy S.H. Lee	‑	‑	‑	‑
Juan Carlos Bueno(1)	‑	‑	‑	‑
David M. Gandossi(1)	‑	‑	‑	‑
David K. Ure	‑	‑	‑	‑
Adolf Koppensteiner	‑	‑	‑	‑
Guy Arguin	‑	‑	‑	‑

(1)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022.

Non-Qualified Deferred Compensation

We do not maintain a retirement program for our Executive Chairman. We maintain two separate retirement programs for our other North American and European executive officers.

Under the terms of our North American program, we make a contribution to a registered retirement savings plan ("RRSP") account with a financial institution in the name of the executive officer in an amount equal to 12%, which includes a notional matching component of 2%, of a combined total of 100% of gross salary and 50% of cash bonus payments up to the annual maximum RRSP limit (C$29,210 in 2022). Amounts in excess of the annual maximum RRSP limit, are credited to an unfunded account and earn interest based on a notional growth rate of 4.33%. While the value of the unfunded account grows on a tax-free basis while retained in the Company, the executive officer will be subject to full taxation on the balance at the time the funds are withdrawn (upon retirement or termination of employment).

Our Chief Financial Officer and Chief Human Resources Officer participate in our North American program. In 2022, we contributed $22,466 and $22,466, respectively, on each of their behalves under the terms of the program.

Similarly, under the terms of our European program, we make contributions to a German government regulated pension plan in an amount equal to 10% of a combined total of 100% of each participating German executive officer's gross salary and 50% of such executive's cash bonus payments. In addition, to the extent that such statutory pension is limited by an annual cap (€7,533 in 2022), contributions in excess of this amount are remitted to a third party fund and held in an account in the executive officer's name. While the value of such account grows on a tax-free basis while retained with the third party fund, the executive officer will be subject to full taxation of the balance at the time the funds are withdrawn (upon retirement or termination of employment).

The NEO participating in our European program is Messrs. Bueno and Koppensteiner, on whose behalf, in 2022, we contributed $1,323 and $58,499, respectively, under the terms of the program.

Non-Qualified Deferred Compensation Table

The following table sets forth information regarding contributions, earnings and account balances described above for our NEOs under our retirement programs.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings in Last Fiscal Year(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Jimmy S.H. Lee	‑	‑	‑	‑	‑
Juan Carlos Bueno(3)	-	53,838	942	-	54,780
David M. Gandossi(3)	‑	106,212	25,380	(979,853)	- (4)
David K. Ure	‑	41,840	9,610	‑	247,744 (4)
Adolf Koppensteiner	‑	0	(895)	‑	26,651
Guy Arguin	‑	18,134	223	‑	18,537

(1)
Amounts in this column reflect our contributions to each of our NEOs' respective retirement plan which is in excess of the amount permitted by applicable tax statute. We also account for these amounts in the Summary Compensation Table on page 71 of this Proxy Statement, under the "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column.
(2)
The amount in this column reflects interest accrued based on a notional growth rate of 4.33%. We account for Messrs. Gandossi, Ure and Arguin's amounts in the Summary Compensation Table on page 71 under the "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column.
(3)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022.
(4)
Of this balance, $880,215 and $203,688 were previously reported as compensation to Mr. Gandossi and Mr. Ure, respectively, in the Non-Qualified Deferred Compensation Table in the prior year's proxy statement. The information in this footnote is provided to clarify the extent to which amounts payable as deferred compensation represent compensation reported in our prior proxy statements rather than additional currently earned compensation.

Potential Payments upon Termination or Change of Control

Termination

We have agreed to provide certain benefits to our NEOs in the event of the termination of their employment with us. The following table shows the estimated severance benefits that would have been payable to our NEOs if their employment was terminated without cause on December 31, 2022.

Name	Cash Severance Benefit ($)	Insurance Continuation ($)	Stock Option and Restricted Stock Units Acceleration(1) ($)	Performance Share Unit Awards Acceleration(1) ($)	Total ($)
Jimmy S. H. Lee	3,755,315	‑	‑	2,440,617	6,195,932
Juan Carlos Bueno(2)	2,531,729	-	582,000	1,123,609	4,237,338
David K. Ure	777,550	‑	‑	910,434	1,687,984
Adolf Koppensteiner	853,763	‑	‑	751,409	1,605,171
Guy Arguin	632,275	‑	‑	159,969	792,243
David M. Gandossi(2)(3)	N/A	N/A	N/A	N/A	N/A

(1)
Based on the closing market price of $11.64 per Share on the NASDAQ Global Select Market on December 30, 2022.
(2)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022.
(3)
In connection with his retirement in 2022, Mr. Gandossi's employment agreement was amended to terminate and eliminate such benefits.

Change of Control

We have agreed to provide certain benefits to our NEOs if their employment is terminated within a specified time after a "change of control" of the Company. The following table shows the estimated change of control benefits that would have been payable to our NEOs, other than Mr. Gandossi. if a change of control had occurred on December 31, 2022. Mr. Gandossi retired effective May 1, 2022, the date on which his employment agreement terminated. As such, he was not entitled to any payments upon a change of control.

Name	Cash Severance Benefit ($)	Insurance Continuation ($)	Stock Option and Restricted Stock Units Acceleration(1)(2) ($)	Performance Award Acceleration(1)(2) ($)	Total ($)
Jimmy S. H. Lee	3,755,315	‑	‑	2,440,617	6,195,932
Juan Carlos Bueno	2,531,729	‑	582,000	1,123,609	4,237,338
David K. Ure	1,166,324	‑	‑	910,434	2,076,758
Adolf Koppensteiner	744,719	‑	‑	751,409	1,496,128
Guy Arguin	948,412	‑	‑	159,969	1,108,381

(1)
For the purposes of the 2022 Plan, these amounts assume a change of control and triggering event have occurred and the vesting of all awards under the plan has been accelerated.
(2)
Based on the closing market price of $11.64 per Share on the NASDAQ Global Select Market on December 30, 2022.

Narrative Discussion on Potential Payments upon Termination or Change of Control

2022 Plan

Under the 2022 Plan, if a triggering event occurs within 12 months following a change of control, then, except as otherwise expressly provided in an award agreement, effective immediately prior to such triggering event, (i) each outstanding option and stock appreciation right shall automatically become fully and immediately vested and exercisable, (ii) each share of restricted stock or restricted stock unit shall become fully and immediately vested and all forfeiture and transfer restrictions thereon will lapse, and (iii) with respect to performance shares or PSUs, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met, and each such outstanding performance share or PSUs achieved at 100% target level shall become immediately payable.

The 2022 Plan has detailed definitions of "change in control" and "triggering event". Generally speaking, under the 2022 Plan, a change in control occurs if: (i) we sell or otherwise dispose of all or substantially all of our assets; (ii) someone acquires 50% or more of our Shares; or (iii) we complete a merger, consolidation or reorganization, following which 50% or more of the voting shares of the continuing or surviving entity and the parent company of such entity are held by persons who were not Shareholders prior to such merger, consolidation or reorganization. Any one of the following events would constitute a triggering event under our 2022 Plan: (i) the termination of the relevant employee without cause; (ii) the occurrence of constructive termination; or (iii) in connection with a change in control, any outstanding awards are not assumed, replaced, converted or otherwise continued by us or a successor entity thereof. Due to the number of factors that affect the nature and amount of any benefits provided upon the happening of such events, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the achievement of performance thresholds and our stock price.

Contractual Obligations

Jimmy Lee

Termination without cause or voluntary termination for good reason. The terms of his employment agreement provide that, if Mr. Lee is terminated without cause or voluntarily terminates his employment for good reason, he will be entitled to a severance payment equal to three times the sum of: (i) his then annual salary; and (ii) the higher of (a) his current annual bonus and (b) the highest variable pay and incentive bonus received during the three years last ending prior to his termination. This amount is payable in substantially equal installments over a twelve-month period, unless (i) a change of control occurs following such termination, in which case the unpaid portion of such severance amount is payable in full in a lump sum cash payment immediately following such change of control, or (ii) such termination occurs in contemplation of, at the time of, or within three years after a change of control, in which case this amount is payable in a lump sum cash payment immediately following such termination. In addition, all Mr. Lee's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable. Mr. Lee will also be entitled to any accrued benefits.

Mr. Lee's employment agreement defines a "change of control" as the occurrence of any of certain specified events including: (i) the receipt by us of a Schedule 13D or other statement filed under Section 13(d) of the Exchange Act indicating that any person, directly or indirectly, (a) has become the beneficial owner of more than 50% of the outstanding Shares or (b) has sole and/or shared voting or dispositive power over more than 50% of the outstanding Shares; (ii) a change in the composition of the Board occurring within a two-year period prior to such change, as a result of which fewer than a majority of the Board members are incumbent Board members; (iii) the solicitation of a dissident proxy, the purpose of which is to change the composition of the Board with the result or potential result that fewer than a majority of the Board will be incumbent members; (iv) the consummation of a merger, amalgamation or consolidation of the Company with or into another entity if more than 50% of the combined voting power of the continuing entity's securities outstanding immediately after such event are owned by persons who were not Shareholders prior to such event; (v) the sale of all or substantially all of our assets; or (vi) the approval by our Shareholders of a plan of complete liquidation or dissolution.

Termination for cause or voluntary termination without good reason. The terms of his employment agreement provide that, if Mr. Lee is terminated for cause or voluntarily terminates his employment without good reason, he is not entitled to any additional payments or benefits, other than accrued benefits (including, but not limited to, any then vested stock options and other equity grants) and a prorated bonus, which is payable immediately upon such termination.

Death or termination for disability. The terms of his employment agreement provide that, in the event of Mr. Lee's death or if Mr. Lee is terminated in connection with a disability, he is not entitled to any additional payments or benefits, other than accrued benefits, any amounts payable under our incentive plan then in effect, and a prorated bonus, which is payable at the same time as our other senior executives are paid under any cash bonus or long-term incentive plan. In addition, all of Mr. Lee's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable.

Juan Carlos Bueno

Termination without cause or voluntary termination for good reason. The terms of his employment agreement provide that, if Mr. Bueno is terminated without cause or voluntarily terminates his employment for good reason, he will be entitled to a severance payment equal to two times the sum of: (i) his then annual salary; and (ii) the average of his annual bonus over the three (3) calendar years ending prior to such termination (or if he has not been employed for three (3) calendar years, averaged over the number of calendar years completed prior to termination). This amount is payable in substantially equal installments over a twelve-month period, unless a change of control occurs following such termination, in which case the unpaid portion of such severance amount is payable in full in a lump sum cash payment immediately following such change of control.

The terms of his employment agreement further provide that, if Mr. Bueno is terminated without cause or voluntarily terminates his employment for good reason in contemplation of, at the time of, or within twelve months after a change of control, instead of the amounts and payment terms described above, he will be entitled to a lump sum severance payment equal to two times the sum of: (i) his then annual salary; and (ii) the average of his annual bonus over the three (3) calendar years ending prior to such termination (or if he has not been employed for three (3) calendar years, averaged over the number of calendar years completed prior to termination).

In addition, if Mr. Bueno is terminated without cause or voluntarily terminates his employment for good reason, all Mr. Bueno's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable. Mr. Bueno will also be entitled to any accrued benefits, any unpaid amounts payable under the 2022 Plan with respect to the fiscal year ending on or preceding the date of termination, and, if he elects to relocate back to Colombia, all reasonable expenses with such relocation commensurate with the relocation expenses provided for in respect of his relocation from Colombia.

Mr. Bueno's employment agreement defines a "change of control" as the occurrence of any of certain specified events including: (i) the receipt by us of a Schedule 13D or other statement filed under Section 13(d) of the Exchange Act indicating that any person, directly or indirectly, (a) has become the beneficial owner of more than 50% of the outstanding Shares or (b) has sole and/or shared voting or dispositive power over more than 50% of the outstanding Shares; (ii) a change in the composition of the Board occurring within a two-year period prior to such change as a result of which fewer than a majority of the Board members are incumbent Board members; (iii) the consummation of a merger, amalgamation or consolidation of the Company with or into another entity if more than 50% of the combined voting power of the continuing entity's securities outstanding immediately after such event are owned by persons who were not Shareholders prior to such event; (iv) the sale of all or substantially all of our assets; (v) the commencement by or against us of a bankruptcy proceeding; or (vi) the approval by our Shareholders of a plan of complete liquidation or dissolution. Notwithstanding, a "change of control" in respect of items (1) to (4) above will not be deemed to occur unless such transaction constitutes a change in ownership of the Company or a change in effective control of the Company.

Termination for cause or voluntary termination without good reason. The terms of his employment agreement provide that, if Mr. Bueno is terminated for cause or voluntarily terminates his employment without good reason, he is not entitled to any additional payments or benefits, other than accrued benefits (including, but not limited to, any then vested stock options and other equity grants) and a prorated bonus, which is payable immediately upon such termination.

Death or termination for disability. The terms of his employment agreement provide that, in the event of Mr. Bueno's death or if Mr. Bueno is terminated in connection with a disability, he is not entitled to any additional payments or benefits, other than any unpaid base salary and outstanding and accrued vacation pay through the date of termination, any unpaid bonuses accrued with respect to the fiscal year ending on or preceding the date of termination, reimbursement for any expenses incurred through to the date of termination, accrued benefits, and any amounts payable under our incentive plan then in effect, and a prorated bonus, which is payable at the same time as our other senior executives are paid under any cash bonus or long-term incentive plan. In addition, all Mr. Bueno's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable.

David Ure

Termination without cause or voluntary termination for good reason. The terms of his employment agreement provide that, if Mr. Ure is terminated without cause or voluntarily terminates his employment for good reason, he will be entitled to a severance payment equal to one times the sum of: (i) his then annual salary; and (ii) the higher of (a) his current annual bonus and (b) the highest variable pay and average incentive bonus received during the two years last ending prior to his termination. This amount is payable in substantially equal installments over a twelve-month period, unless a change of control occurs following such termination, in which case the unpaid portion of such severance amount is payable in full in a lump sum cash payment immediately following such change of control.

The terms of his employment agreement further provide that, if Mr. Ure is terminated without cause or voluntarily terminates his employment for good reason in contemplation of, at the time of, or within twelve months after a change of control, instead of the amounts and payment terms described above, he will be entitled to a lump sum severance payment equal to one and a half times the sum of: (i) his then annual salary; and (ii) the higher of (a) his current annual bonus and (b) the highest variable pay and average incentive bonus received during the two years last ending prior to his termination.

In addition, if Mr. Ure is terminated without cause or voluntarily terminates his employment for good reason, all Mr. Ure's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable. Mr. Ure will also be entitled to any accrued benefits.

Mr. Ure's employment agreement defines a "change of control" as the occurrence of any of certain specified events including: (i) the receipt by us of a Schedule 13D or other statement filed under Section 13(d) of the Exchange Act indicating that any person, directly or indirectly, (a) has become the beneficial owner of more than 50% of the outstanding Shares or (b) has sole and/or shared voting or dispositive power over more than 50% of the outstanding Shares; (ii) a change in the composition of the Board occurring within a two-year period prior to such change as a result of which fewer than a majority of the Board members are incumbent Board members; (iii) the consummation of a merger, amalgamation or consolidation of the Company with or into another entity if more than 50% of the combined voting power of the continuing entity's securities outstanding immediately after such event are owned by persons who were not Shareholders prior to such event; (iv) the sale of all or substantially all of our assets; (v) the commencement by or against us of a bankruptcy proceeding; or (vi) the approval by our Shareholders of a plan of complete liquidation or dissolution. Notwithstanding, a "change of control" in respect of items (1) to (4) above will not be deemed to occur unless such transaction constitutes a change in ownership of the Company or a change in effective control of the Company.

Termination for cause or voluntary termination without good reason. The terms of his employment agreement provide that, if Mr. Ure is terminated for cause or voluntarily terminates his employment without good reason, he is not entitled to any additional payments or benefits, other than accrued benefits (including, but not limited to, any then vested stock options and other equity grants) and a prorated bonus, which is payable immediately upon such termination.

Death or termination for disability. The terms of his employment agreement provide that, in the event of Mr. Ure's death or if Mr. Ure is terminated in connection with a disability, he is not entitled to any additional payments or benefits, other than accrued benefits, any amounts payable under our incentive plan then in effect, and a prorated bonus, which is payable at the same time as our other senior executives are paid under any cash bonus or long-term incentive plan. In addition, all Mr. Ure's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable.

Adolf Koppensteiner

The terms of Mr. Koppensteiner's employment agreement provide for a 12 month notice period in case of termination by either party. The agreement does not contain a change of control provision.

Guy Arguin

Termination without cause or voluntary termination for good reason. The terms of his employment agreement provide that, if Mr. Arguin is terminated without cause or voluntarily terminates his employment for good reason, he will be entitled to a severance payment equal to one times the sum of: (i) his then annual salary; and (ii) the higher of (a) his current annual bonus and (b) the highest variable pay and average incentive bonus received during the two years last ending prior to his termination. This amount is payable in substantially equal installments over a twelve-month period, unless a change of control occurs following such termination, in which case the unpaid portion of such severance amount is payable in full in a lump sum cash payment immediately following such change of control.

The terms of his employment agreement further provide that, if Mr. Arguin is terminated without cause or voluntarily terminates his employment for good reason in contemplation of, at the time of, or within twelve months after a change of control, instead of the amounts and payment terms described above, he will be entitled to a lump sum severance payment equal to one and a half times the sum of: (i) his then annual salary; and (ii) the higher of (a) his current annual bonus and (b) the highest variable pay and average incentive bonus received during the two years last ending prior to his termination.

In addition, if Mr. Arguin is terminated without cause or voluntarily terminates his employment for good reason, all Mr. Arguin's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable. Mr. Arguin will also be entitled to any accrued benefits.

Mr. Arguin's employment agreement defines a "change of control" as the occurrence of any of certain specified events including: (i) the receipt by us of a Schedule 13D or other statement filed under Section 13(d) of the Exchange Act indicating that any person, directly or indirectly, (a) has become the beneficial owner of more than 50% of the outstanding Shares or (b) has sole and/or shared voting or dispositive power over more than 50% of the outstanding Shares; (ii) a change in the composition of the Board occurring within a two-year period prior to such change as a result of which fewer than a majority of the Board members are incumbent Board members; (iii) the consummation of a merger, amalgamation or consolidation of the Company with or into another entity if more than 50% of the combined voting power of the continuing entity's securities outstanding immediately after such event are owned by persons who were not Shareholders prior to such event; (iv) the sale of all or substantially all of our assets; (v) the commencement by or against us of a bankruptcy proceeding; or (vi) the approval by our Shareholders of a plan of complete liquidation or dissolution. Notwithstanding, a "change of control" in respect of items (1) to (4) above will not be deemed to occur unless such transaction constitutes a change in ownership of the Company or a change in effective control of the Company.

Termination for cause or voluntary termination without good reason. The terms of his employment agreement provide that, if Mr. Arguin is terminated for cause or voluntarily terminates his employment without good reason, he is not entitled to any additional payments or benefits, other than accrued benefits (including, but not limited to, any then vested stock options and other equity grants) and a prorated bonus, which is payable immediately upon such termination.

Death or termination for disability. The terms of his employment agreement provide that, in the event of Mr. Arguin's death or if Mr. Arguin is terminated in connection with a disability, he is not entitled to any additional payments or benefits, other than any unpaid base salary and outstanding and accrued vacation pay through the date of termination, any unpaid bonus and other bonuses accrued with respect to the fiscal year ending on or preceding the date of termination, reimbursement for any unreimbursed expenses incurred through to the date of termination, accrued benefits, any amounts payable under our incentive plan then in effect, and a prorated bonus, which is payable at the same time as our other senior executives are paid under any cash bonus or long-term incentive plan. In addition, all Mr. Arguin's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable.

Pay Versus Performance

We are required by SEC rules to disclose the following information regarding compensation paid to our NEOs. The amounts set forth below under the headings "Compensation Actually Paid to CEO" and "Average Compensation Actually Paid for NEOs" have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Footnote (9) below sets forth the adjustments from the Total Compensation for each NEO reported in the Summary Compensation Table above.

The following table sets forth additional compensation information of our CEO and our non-CEO NEOs along with total shareholder return, net income, and Operating EBITDA performance results for fiscal years 2020, 2021 and 2022:

Year	Summary Compensation Table Total for CEO ($)		Compensation Actually Paid to CEO ($)		Average Summary Compensation Table Total for Non-CEO NEOs(2) ($)	Average Compensation Actually Paid to Non-CEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($)	Operating EBITDA (in 000s) (8) ($)
	Juan Carlos Bueno(1)	David Gandossi (1)	Juan Carlos Bueno(1)	David Gandossi (1)			Total Shareholder Return(7) ($)	Peer Group Total Shareholder Return(7) ($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)
2022	4,945,342	1,518,538	3,016,641	805,552	1,447,598	1,172,474	103.55	129.84	247,039	536,521
2021	-	3,152,658	-	2,192,172	1,372,425	1,062,311	104.19	132.54	170,988	478,782
2020	-	2,647,401	-	1,837,807	1,147,195	788,328	87.24	122.03	(17,235)	192,650

(1)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022. In connection with Mr. Bueno's appointment, he was provided with a one-time moving cost allowance and was granted: (i) 50,000 RSUs; (ii) 96,530 PSUs that have a performance period ending on December 31, 2023; and (iii) 96,530 PSUs that have a performance period ending on December 31, 2024. Such one-time RSU and PSU grants were made to attract Mr. Bueno as well as allow Mr. Bueno to enter into the same pay for performance cycle as our other NEOs. PSU grants for the CEO in 2023 have returned to previous levels.
(2)
The CEOs and NEOs in the above compensation columns reflect the following:

Year	CEO	NEOs
2022	David Gandossi (to May 1, 2022) Juan Carlos Bueno (from May 1, 2022)	Jimmy S.H. Lee, David Ure, Adolf Koppensteiner, Guy Arguin
2021	David Gandossi	Jimmy S.H. Lee, David Ure, Adolf Koppensteiner, Wolfram Ridder
2020	David Gandossi	Jimmy S.H. Lee, David Ure, Adolf Koppensteiner, Wolfram Ridder

(3)
Fair value or change in fair value, as applicable, of equity awards in the "Compensation Actually Paid" columns was determined by reference to (1) for PSU awards (excluding TSR awards), closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price multiplied by the probability of achievement as of each such date, (2) for TSR-based PSU awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s) or, in the case of vesting date, the actual vesting price and probability of achievement, and in all cases based on volatility, dividend rates and risk free rates determined as of the revaluation date.
(4)
2022 "Compensation Actually Paid" to the CEO and the average "Compensation Actually Paid" to the NEOs reflect the adjustments set forth in the table below in Note (9) from Total Compensation reported in the Summary Compensation Table.
(5)
2021 "Compensation Actually Paid" to the CEO and the average "Compensation Actually Paid" to the NEOs reflect the adjustments set forth in the table below in Note (9) from Total Compensation reported in the Summary Compensation Table.
(6)
2020 "Compensation Actually Paid" to the CEO and the average "Compensation Actually Paid" to the NEOs reflect the adjustments set forth in the table below in Note (9) from Total Compensation reported in the Summary Compensation Table.
(7)
For the relevant fiscal year, represents the cumulative total shareholder return (TSR) of Mercer International Inc. and the TSR Peer Group as set forth under the Fiscal 2022 Shareholder Returns section of this proxy. Each year reflects what the cumulative value of $100 would be, including the reinvestment of dividends, adjusted for stock splits and spinoffs, if such amount were invested by the market close on the last trading day before the beginning of the Company’s third preceding fiscal year.
(8)
EBITDA was selected as our Company Selected Measure for evaluating Pay versus Performance because it is a key metric in our PSU Plans as well as being a performance metric in our Annual Incentive Plans.
(9)
"Compensation Actually Paid" to the CEO and the average "Compensation Actually Paid" to the NEOs reflect the following adjustment from Total Compensation reported in the Summary Compensation Table:

	2022			2021		2020
	CEO (Gandossi) ($)	CEO (Bueno) ($)	Average of NEOs ($)	CEO ($)	Average of NEOs ($)	CEO ($)	Average of NEOs ($)
Total Reported in 2022 Summary Compensation Table (SCT)	1,518,538	4,945,342	1,447,598	3,152,658	1,372,425	2,647,401	1,147,195
Less, total fair value of stock and option awards reported in SCT	314,028	3,757,708	454,575	1,375,183	415,925	1,299,232	372,768
Plus, fair value (at end of fiscal year) of awards granted in 2022 fiscal year that are unvested and outstanding	159,817	1,829,007	231,345	702,431	212,451	990,495	284,187
Plus, change in fair (at end of fiscal year) value of prior year awards that are outstanding and unvested	(35,048)	-	(16,682)	(208,265)	(59,754)	(213,615)	(126,039)
Plus, fair value (at vesting date) of awards granted and vested in 2022 fiscal year	-	-	-	-	-	-	-
Plus, change in fair value (at vesting date) of prior year awards that vested in 2022 fiscal year	(53,439)	-	(15,101)	15,537	9,167	(46,132)	(23,167)
Less, fair value (at end of prior fiscal year) of prior year awards that failed to vest in 2022 fiscal year (i.e. forfeited)	470,288	-	20,111	95,006	56,053	241,110	121,079
Less, change in actuarial present value of all defined benefit and actuarial pension plans	-	-	-	-	-	-	-
Plus, pension value attributable to current year's service and any change in pension value attributable to plan amendments made in the current year	-	-	-	-	-	-	-
Compensation Actually Paid ($)	805,552	3,016,641	1,172,474	2,192,172	1,062,311	1,837,807	788,328

Relationship between Pay and Performance

Below are graphs showing the relationship of "compensation actually paid" to our Chief Executive Officer and other NEOs in fiscal 2020, 2021 and 2022 to (1) our TSR and the TSR of the TSR Peer Group, (2) our Net Income; and (3) our Operating EBITDA.

Compensation actually paid, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance estimates but does not reflect actual amounts paid out for those awards. Compensation actually paid fluctuates due to stock price changes and varying levels of projected and actual achievement of performance goals.

For a discussion of how our Human Resources Committee designs and assesses the performance and modifications of our named executive officers' pay, see "Compensation Discussion and Analysis" in this proxy statement and in the proxy statements for 2021 and 2022.

CompensationactuallypaidvsTSR

CompensationactuallypaidvsNet Income

Compensation actually paid vs TSR Compensation actually paid ($000) 500 1,000 1,500 2,000 2,500 3,000 3,500 TSR value of $100 investment in 2019 140 120 100 80 60 40 20 0 2020 2021 2022 CEO NEOs MERC TSR Peer TSR

Compensation actually paid vs Net Income Compensation actually paid ($000) 500 1,000 1,500 2,000 2,500 3,000 3,500 300 250 200 150 100 50 - 50 Net Income ($ millions) CEO NEOs Net Income

Compensation actually paid vs Operating EBITDA Compensation actually paid ($000) 500 1,000 1,500 2,000 2,500 3,000 3,500 2020 2021 2022 600 500 400 300 200 100 Operationg EBITDA ($ millions) CEO NEOs Operating EBITDA

Tabular List

Listed below are the financial and non-financial performance measures which we believe to be our most important measures to link compensation actually paid to our NEOs to Company performance, for fiscal 2022.

Measure	Explanation
Net Income	Net income in accordance with GAAP.
Operating EBITDA	A non-GAAP financial measure comprised of Net Income before Income tax provision, Interest expense, Other income and Depreciation and amortization.
Total Recordable Incident Rate (TRIR)	Total recordable incident rate; the rate of recordable workplace injuries per 200,000 working hours.
Return on Average Assets (ROAA)	Return on average assets; the ratio of Net income in accordance with GAAP to the average Total Assets of the Company in the year.
Revenues	Revenues for the year in accordance with GAAP.
Other

Other non-financial measures including advancement of strategic priorities related to acquisitions, capital expenditures, productivity, carbon emissions reduction, environmental performance, employee and community engagement, and equity and diversity initiatives.

Chief Executive Officer Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Bueno, our President and Chief Executive Officer:

For 2022, our last completed fiscal year:

•
the annual total compensation of the employee identified at median of our Company (other than Mr. Bueno), was $61,991;
•
the annual total compensation of Mr. Bueno for purposes of determining the pay ratio was $5,525,129; and
•
the ratio of the annual total compensation of Mr. Bueno, to the median of the annual total compensation of all employees was estimated to be 89 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below.

In connection with Mr. Bueno's appointment as our Chief Executive Officer and President effective May 1, 2022, Mr. Bueno was also granted a one-time initial award of RSUs and PSUs comprised of: (a) 50,000 RSUs which shall fully vest in the event that Mr. Bueno is and continues as our Chief Executive Officer on May 2, 2023; (b) 96,530 PSUs, which shall have a performance period beginning on May 1, 2022 and ending on December 31, 2023; and (c) 96,530 PSUs, which shall have a performance period beginning on May 1, 2022 and ending on December 31, 2024. The number of PSUs that actually vest will be determined at the end of the applicable performance period based upon the level of achievement under the applicable performance criteria over the relevant performance period. In calculating Mr. Bueno's annual total compensation for the purpose of determining the pay ratio, his compensation, other than the aforementioned award grants, was annualized for fiscal 2022.

The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median employee, we determined that, as of December 31, 2022, our employee population consisted of approximately 2,600 individuals globally. To identify the "median employee" from our employee population, we collected actual base salary, bonus paid, any overtime paid, pension and other benefits paid during the year ended December 31, 2022. In making this determination, we annualized the compensation of all newly hired permanent employees during this period.

INFORMATION REGARDING EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

Since specific grants under the 2022 Plan are discretionary, they may vary from year to year and participant to participant and are not yet determinable. The following table provides certain information as at December 31, 2022 with respect to our equity compensation plans.

Plan Category	Number of Shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of Shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by Shareholders(1)	—(2)(3)	$—	2,762,934(3)
Equity compensation plans not approved by Shareholders	—	—	—

(1)
The 2022 Plan.
(2)
Excludes a maximum of 3,484,154 outstanding PSUs, 1,085,404 of which were eligible for vesting as at December 31, 2022. (In February 2023, based upon an assessment of the achievement of the LTIP Performance Criteria, 253,448 Shares were awarded and vested in respect thereof and the balance of underlying Shares therefor is again available under the 2022 Plan.) Of the remaining 2,398,750 PSUs, 1,117,284 are eligible to vest at December 31, 2023 and 1,281,466 are eligible to vest at December 31, 2024. The actual number of Shares issued in respect of unvested PSUs will vary from 0% to 200% of PSUs granted, based upon achievement of performance objectives established for such awards.
(3)
Excludes a maximum of 16,048 outstanding deferred stock units that were granted to Ms. Welty and Ms. Laberge as a result of their election to receive same in lieu of their restricted stock or annual cash retainer, as applicable. 5,678 DSUs (5,777 DSUs when accounting for dividends) granted to each of Ms. Welty and Ms. Laberge in lieu of their restricted stock vest on June 7, 2023, and 4,416 DSUs (4,494 DSUs when accounting for dividends) granted to Ms. Laberge in lieu of her annual cash retainer has vested. Such deferred stock units may be settled in cash, or at our election, Shares, upon the applicable director ceasing to be a director, unless deferred in accordance with its terms. Excludes 50,000 RSUs granted to Mr. Bueno in fiscal 2022 in connection with his appointment as Chief Executive Officer and President.
(4)
Represents the number of Shares remaining available for issuance under the 2022 Plan as of December 31, 2022. As at the date hereof, the amount available is 2,111,572 Shares.

PROPOSAL–2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

We believe that the compensation policies for our NEOs are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of our Shareholders. This advisory Shareholder vote, commonly referred to as a "say-on-pay vote" gives you as a Shareholder the opportunity to approve or not approve the compensation of our NEOs that is disclosed in this Proxy Statement. This advisory Shareholder vote occurs every year and will next occur at our annual meeting of Shareholders to be held in 2024 (the "2024 Annual Meeting"). The non-binding resolution approving our executive compensation was approved by approximately 94% of the Shareholders present or represented by proxy at our 2022 annual meeting of Shareholders. This vote is not intended to address any specific item of executive compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we ask that you indicate your support for our executive compensation policies and practices as described in our Compensation Discussion and Analysis, accompanying tables and related narrative contained in this Proxy Statement by voting "FOR" the following resolution:

RESOLVED that the Company's Shareholders approve, on an advisory basis, the compensation of the Company's executives named in the Summary Compensation Table, as disclosed in the Company's 2023 Proxy Statement pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, compensation tables, narrative disclosure and other related tables and disclosure.

Since this say-on-pay vote is advisory, it will not be binding on the Board or the Human Resources Committee. However, the Board and our Human Resources Committee value the opinions of our Shareholders and will review the voting results and take them into consideration when making future decisions regarding executive compensation. The affirmative vote of the holders of a majority of the Shares represented at the Meeting in person or by proxy entitled to vote on the proposal will be required for approval.

OUR BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL–3 – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification of Independent Registered Public Accounting Firm

The Board requests that Shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm as a matter of good corporate practice.

We initially appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm effective May 10, 2007 and received Shareholder ratification of such appointment at our annual meeting held in June 2007. The appointment of PricewaterhouseCoopers LLP was approved by the Audit Committee and by the Board.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their participation at the Meeting.

The selection of PricewaterhouseCoopers LLP must be ratified by a majority of the votes cast at the Meeting, in person or by Proxy, in favor of such ratification.

OUR BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

In the event PricewaterhouseCoopers LLP are not ratified as our registered public accounting firm at the Meeting, the Audit Committee will consider whether to retain PricewaterhouseCoopers LLP or select another firm. The Audit Committee may select another firm as our registered public accounting firm without the approval of Shareholders, even if Shareholders ratify the selection of PricewaterhouseCoopers LLP at the Meeting.

Fees of Independent Registered Public Accounting Firm

The following table sets forth the fees for services provided by PricewaterhouseCoopers LLP in 2022 and 2021:

	Year Ended December 31,
	2022	2021
Audit Fees(1)	$1,440,100	$1,356,635
Audit-Related Fees(2)	$227,804	$317,466
Tax Fees(3)	$321,008	$417,289
All Other Fees	$38,256	$5,273
	$2,027,168	$2,096,663

(1)
Represents fees for services rendered for the integrated audit of our annual financial statements, including fees relating to an internal control review conducted pursuant to the Sarbanes-Oxley Act of 2002.
(2)
Represents fees for due diligence transaction services and services such as quarterly reviews rendered for assurance and services reasonably related to the performance of the audit or review of our financial statements but not reported under "Audit Fees", including fees for due diligence related to financings and consultations concerning financial accounting and reporting standards.
(3)
Represents fees for services rendered for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services

Our Audit Committee is responsible for appointing, setting compensation for and overseeing the work of PricewaterhouseCoopers LLP. The committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by PricewaterhouseCoopers LLP. The Audit Committee from time to time will provide a general pre-approval of specific types of services and provide specific guidance as to the specific services which may be eligible for pre-approval and will obtain appropriate cost estimations for each type of service. The Audit Committee also specifically pre-approves all other permitted services. For all pre-approval of services, the Audit Committee considers whether such services are consistent with the rules of the SEC on registered public accounting firm independence. Under the policy, the Audit Committee must pre-approve services prior to the commencement of the specified service. The Audit Committee sometimes delegates to its chair the authority to address any requests for pre-approval of services between Audit Committee meetings and the chair then reports any pre-approved decisions to the Audit Committee at its next scheduled meeting. In 2021 and 2022, all services provided by our independent registered public accounting firm, PricewaterhouseCoopers LLP, had been pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee monitors and oversees our financial reporting process on behalf of our Board. Management has primary responsibility for our financial statements and the financial reporting process, including our system of internal controls. Pursuant to its charter, the Audit Committee is responsible for oversight of, among other things:

•
the review of our quarterly and annual financial statements;
•
the review and assessment of the effectiveness of our internal controls over financial reporting and consideration with management and our independent registered public accounting firm on whether any changes to such internal controls are appropriate;
•
the performance of our independent registered public accountants and of our internal audit function;
•
the review of any inquiries related to accounting or financial reporting matters required by the SEC or other agencies;
•
the review and approval of all related party transactions and potential conflict of interest situations;
•
overseeing the relationship with our independent registered public accounting firm, including reviewing auditor independence, the scope of their work and the pre-approval of audit and non-audit services; and
•
aiding in overseeing our risk management policies and strategies, including the review of any cybersecurity and data security risks and mitigation strategies.

The Audit Committee met four times during fiscal 2022. The Audit Committee holds its meetings with a view to ensure that it devotes appropriate attention and time to all of the matters it oversees. The Audit Committee is committed to maintaining an open line of communication among the Board, management and our independent registered public accounting firm, and will regularly arrange to meet with each of them to, among other things, review our quarterly and financial results, our annual audit results, the effectiveness of our internal controls, risk exposures and management and related party transactions.

The Audit Committee has met and held discussions with management and our independent registered public accounting firm, PricewaterhouseCoopers LLP, regarding the fair and complete presentation of our results and the assessment of our internal control over financial reporting. The Audit Committee has discussed significant accounting policies we applied in our financial statements, as well as alternative treatments. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP the registered public accounting firm's independence from us and our management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1. The Audit Committee also has considered whether PricewaterhouseCoopers LLP's provision of non-audit services to us is compatible with the registered public accounting firm's independence. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from us and our management. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP's communications with the Audit Committee concerning independence, and has discussed its independence with PricewaterhouseCoopers LLP.

The Audit Committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for their respective audits. The Audit Committee met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Form 10-K for filing with the SEC.

The Audit Committee has selected and appointed, and the Board has ratified, PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Submitted by the members of the Audit Committee.

Alan Wallace, Chair

William D. McCartney

Alice Laberge

Janine North

The report of the Audit Committee does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates the report by reference therein.

PROPOSAL–4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Pursuant to Section 14A of the Exchange Act, we are asking Shareholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 4 above should occur every year, every two years or every three years. We have had annual votes starting with our 2011 Annual Meeting of Shareholders.

While our executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides us with more direct and immediate feedback on our compensation disclosures. However, Shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year's advisory vote on executive compensation by the time of the following year's annual meeting of Shareholders. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our Shareholders on corporate governance matters and our executive compensation philosophy, policies and practices.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the Board's recommendation. Although non-binding, the Board and the Human Resources Committee will carefully review the voting results. Notwithstanding the Board's recommendation and the outcome of the Shareholder vote, the board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with Shareholders and the adoptions of material changes to compensation programs.

The affirmative vote of the holders of a majority of the Shares represented at the Meeting in person or by proxy entitled to vote on the proposal will be required for approval.

OUR BOARD RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSTION EVERY YEAR.

COMMONLY ASKED QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?
A:

This Proxy Statement describes the proposals upon which you, as a Shareholder, will vote at the Meeting. It also gives you information on the proposals, as well as other information so that you can make an informed decision.

Q:	Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?
A:

Rules adopted by the SEC allow companies to choose the method for delivering proxy materials to Shareholders. We have elected to mail a notice regarding the availability of proxy materials on the Internet rather than sending a full set of these materials in the mail to our Shareholders (other than those who had previously requested electronic or paper delivery). This notice will be mailed to our Shareholders beginning on or around April 21, 2023, and our proxy materials will be posted on both our corporate website (www.mercerint.com) and the website referenced in the notice (www.proxyvote.com) on the same day. Utilizing this method of delivery expedites receipt of proxy materials by our Shareholders and lowers the cost of the Meeting. If you are a Shareholder and would like to receive a paper or email copy of the proxy materials, you should follow the instructions in the notice for requesting copies.

Q:	What is the Proxy?
A:

If you requested to receive printed proxy materials, these materials include an accompanying Proxy. The Proxy enables you to appoint Jimmy S.H. Lee, Juan Carlos Bueno and David Ure as your representatives at the Meeting. By completing and returning the Proxy, you are authorizing Mr. Lee, Mr. Bueno and Mr. Ure to vote your Shares at the Meeting as you have instructed them on the Proxy. This way your Shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete and return your Proxy before the date of the Meeting just in case your plans change.

Q:	Who can vote at the Meeting?
A:

Registered Shareholders who own our Shares on the Record Date may attend and vote at the Meeting. Each Share is entitled to one vote. There were 66,420,639 Shares outstanding on the Record Date. If you own your Shares through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your Shares should be voted. Your broker or nominee will generally provide you with the appropriate forms at the time you receive this Proxy Statement. If you own your Shares through a brokerage account or nominee, you cannot vote in person at the Meeting, (including through the virtual meeting), unless you receive a Proxy from the broker or the nominee.

Q:	What am I voting on?
A:

We are asking you to vote: (i) for the election of our directors for the ensuing year; (ii) for the approval, on a non-binding advisory basis, of the compensation disclosed in this Proxy Statement of our executive officers who are named herein in the Summary Compensation Table; (iii) for the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2023; and (iv) on a non-binding advisory basis, for future advisory votes on executive compensation to be held every year.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS (I) to (III) AND A VOTE FOR "EVERY YEAR" FOR PROPOSAL (IV).

Q:	How do I vote?
A:	Registered Shareholders may vote on the Internet, by mail, in person at the Meeting or by phone.

Voting on the Internet. Go to www.investorvote.com/merc (registered Shareholders) or www.proxyvote.com (beneficial holders) or scan the QR code provided in your Proxy with your smartphone.

Follow the instructions to obtain your records and submit an electronic ballot. You should have your Proxy in hand when you access the website.

Voting by Mail. Complete, date, sign and mail the Proxy in the enclosed postage pre-paid envelope (if you received a paper copy of the proxy materials by mail). If you mark your voting instructions on the Proxy, your Shares will be voted as you instruct. Please see the Proxy for voting instructions.

Voting in Person.  If you are a registered Shareholder and attend the Meeting, you may vote in person as instructed at the Meeting. However, if you hold your Shares in street name and you wish to attend and vote your Shares at the Meeting, you will first need to obtain a legal proxy from your broker, bank or other intermediary that is the holder of record of your Shares and bring it with you to the Meeting. Otherwise, you will not be permitted to vote in person at the Meeting.

Virtual Meeting. If you are a registered Shareholder, you may also attend and vote at the Meeting via the Internet. In order to do so, please follow the instructions in the accompanying Proxy and Meeting materials. If you hold your Shares through a broker or other nominee and wish to attend the Meeting you will need to obtain a legal proxy from such broker or other nominee and send it, along with your name and email address to our registrar transfer agent by email at legalproxy@computershare.com or mail at Proxy Services, c/o Computershare, Inc. (Legal Proxy), P.O. Box 505008, Louisville, KY 40233. Such requests must be labelled "Legal Proxy" and must be received by Computershare no later than 5:00 p.m. (Eastern Time) on May 26, 2023.

Voting by Telephone. Call 1-800-652-VOTE (8683) from any touch-tone telephone and follow the instructions. You should have your Proxy in hand when you call.

If you own your Shares through a brokerage account or in other nominee form, you should follow the instructions you receive from the record holder to see which voting methods are available.

Q:	What does it mean if I receive more than one Proxy?
A:	It means that you hold Shares in multiple accounts. Please complete and return all Proxies to ensure that all your Shares are voted in accordance with your instructions.

Q:	What if I change my mind after returning my Proxy?
A:	If you are a registered Shareholder, you may revoke your Proxy and change your vote at any time before it is voted at the Meeting. You may do this by:

•
sending a signed notice of revocation of proxy to our registrar and transfer agent at the address set out above stating that the Proxy is revoked;
•
submitting another Proxy with a later date over the Internet, by telephone or to our registrar and transfer agent at the address set out above; or
•
voting at the Meeting.

Your Proxy will not be revoked if you attend the Meeting but do not vote.

If you own your Shares through a broker or other nominee and wish to change your vote, you must send those instructions to your broker or nominee.

Q:	Will my Shares be voted if I do not sign and return my Proxy?
A:

If your Shares are registered in your name, they will not be voted unless you submit your Proxy or vote in person at the Meeting. If your Shares are held in street name, your broker/dealer or other nominee will not have the authority to vote your Shares unless you provide instructions. If you do not instruct such broker/dealer or other nominee as to how to vote your Shares, NASDAQ rules allow such nominee to vote your Shares only on routine matters. Proposal 3, the ratification of the selection of our independent registered public accounting firm for fiscal 2023, is the only matter for consideration at the Meeting that NASDAQ rules deem to be routine. For all other proposals, you must submit voting instructions to the nominee that holds your Shares if you want your vote to count.

Q:	Who will count the votes?
A:

Agents of the Company will tabulate the Proxies. Additionally, votes cast by Shareholders voting in person at the Meeting are tabulated by a person who is appointed by our management before the Meeting.

Q:	How many Shares must be present to hold the Meeting?
A:	To hold the Meeting and conduct business, at least one-third of the outstanding Shares entitled to vote at the Meeting must be present at the Meeting. This is called a quorum.

Votes are counted as present at the Meeting if a Shareholder either:

•
is present and votes in person at the Meeting; or
•
has properly submitted a Proxy.

Abstentions and broker non-votes (i.e., Shares held by a broker/dealer or other nominee that are not voted because the broker/dealer or other nominee does not have the authority to vote on a particular matter) will be counted for the purposes of determining the presence of a quorum.

Q:	How many votes are required to elect directors?
A:

The affirmative vote of a majority of the Shares voted at the Meeting is required to elect our directors. However, our Governance Guidelines provide that in uncontested directors' elections any nominee for director who receives more votes "Against" than "For" for his or her election will have his or her term as a director terminate on the earlier to occur of: (i) 90 days after the election results are certified; (ii) the date such director resigns; or (iii) the date the Board fills the position.

Q:	How many votes are required to adopt the other proposals?
A:

The ratification of the appointment of PricewaterhouseCoopers LLP, the non-binding approval of the compensation of our executive officers named herein and the non-binding approval of the frequency of future advisory votes on executive compensation will require the affirmative vote of a majority of the Shares represented at the Meeting and entitled to vote thereon.

Q:	What is the effect of "abstaining"?
A:

You can abstain from voting for any nominee in the election of directors. Abstentions will be excluded entirely from the vote and will have no effect on the outcome (other than potentially triggering the majority voting requirements set forth in our Governance Guidelines and as described above). On other proposals, you can also "Abstain". If you abstain, your Shares will be counted as present at the Meeting for purposes of that proposal and your abstention will have no effect on the outcome of the proposal.

Q:	How are votes counted?
A:

You may vote "For" or "Against" or "Abstain" on the proposals to elect directors, to ratify the selection of our independent registered public accounting firm and to approve the compensation of our executive officers named herein. You may vote "1 Year", "2 Years", "3 Years" or "Abstain" on the advisory vote respecting the frequency of future advisory votes on executive compensation. If you abstain from voting for any nominee in the election of directors, it will have no effect on the outcome, if you abstain from voting on a proposal, it will have no effect on the outcome of the proposal.

If you sign and return your Proxy without voting instructions, your Shares will be voted in accordance with the Board's recommendations for the proposals described in this Proxy Statement.

Q:	Could other matters be discussed at the Meeting?
A:

We do not know of any other matters to be brought before the Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Meeting for consideration, the persons named in the Proxy will have the discretion to vote on those matters on your behalf.

Q:	Where and when will I be able to find the voting results?
A:	You can find the official results of voting at the Meeting in a current report on Form 8-K filed with the SEC within four business days of the Meeting.

Even if you plan to attend our annual meeting in person or through the virtual meeting, please cast your vote as soon as possible by:

using the Internet at • www.investorvote.com/merc • www.proxyvote.com (for registered Shareholders) (for beneficial Shareholders)	calling toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada
scanning the QR code provided in your proxy with your smartphone	mailing your signed proxy or voting instruction form

FUTURE SHAREHOLDER PROPOSALS

Any proposal which a Shareholder wishes to include in the proxy statement and proxy relating to the 2024 Annual Meeting must be received by us on or before December 20, 2023. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 under the Exchange Act and all other applicable requirements.

Shareholders wishing to bring any other item before the 2024 Annual Meeting, other than in accordance with the process of Rule 14a-8 under the Exchange Act, must submit written notice of such proposal to us no earlier than January 30, 2024 and no later than March 1, 2024. If we receive notice of a Shareholder proposal after March 2, 2024, such notice will be considered untimely and our management will have discretionary authority to vote proxies received with respect to such proposal.

In addition, to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than Mercer nominees for our next annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 29, 2024.

Please direct any proposal or notice of intention to present a proposal to the care of the Secretary, Mercer International Inc., Suite 1120, 700 West Pender Street, Vancouver, B.C., Canada V6C 1G8.

INTERNET VOTING

The Company is incorporated under Washington law, which specifically permits electronically transmitted proxies, provided that the transmission must either set forth or be submitted with information from which it can reasonably be determined that the transmission was authorized by the Shareholder. The electronic voting procedure provided for the Meeting are designed to authenticate each Shareholder by use of a control number to allow Shareholders to vote their Shares and to confirm that their instructions have been properly recorded.

OTHER MATTERS

The directors know of no matters other than those set out in this Proxy Statement to be brought before the Meeting. If other matters properly come before the Meeting, it is the intention of the proxy holders to vote the Proxies received for the Meeting in accordance with their judgment.

This Proxy Statement and our 2022 Annual Report are available at www.mercerint.com. Copies of our 2022 Form 10-K, may be obtained from Mercer International Inc. Attention: Shareholder Information, Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8 (Tel: (604) 684-1099). This Proxy Statement and our 2022 Form 10-K are also available on the SEC's website at www.sec.gov and on our website at www.mercerint.com.

Web links and QR codes throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

By Order of the BOARD OF directors

/s/ Jimmy S.H. Lee
Jimmy S.H. Lee
Executive Chairman

Date: April 18, 2023

MERCER VOTE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/merc or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/merc Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 and 3, and 1 YEAR for Proposal 4 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain+ 01- Jimmy S.H. Lee 04 - James Shepherd 07 - Rainer Rettig 02- Juan Carlos Bueno 05 - Alan C. Wallace 08 - Alice Laberge 03 - William D. McCartney 06 - Linda J. Welty 09 - Janine North 10 - Torbjörn Lööf 11 – Thomas Kevin Corrick 2. Approval of the advisory (non-binding) resolution to approve executive compensation.1 Year 4. Frequency of future advisory votes on executive compensation. For Against Abstain 2 Years 3 Years Abstain 3. Ratification of the selection of Price water house Coopers LLP as independent registered public accounting firm for fiscal year 2023. 5. In his or her discretion, the proxyholder is authorized to vote upon such other business as may properly come before the meeting. For Against Abstain B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name appears on your share certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 03SW6D 1 U P X +

The 2023 Annual Meeting of Shareholders of Mercer International Inc. will be held on Wednesday, May 31, 2023 at 10:00 am (Vancouver Time) virtually via the Internet at www.meetnow.global/MA9L422 or in person at 700 West Pender Street, Suite 1120, Vancouver, British Columbia, V6C 1G8, Canada. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. You can view the material, the 2022 Annual Report on Form 10-K, and the Proxy Statement at: www.mercerint.com Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/merc IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — MERCER INTERNATIONAL INC.+ The undersigned hereby appoints Jimmy S.H. Lee, or failing him Juan Carlos Bueno, or failing him, David Ure, as proxy, with the power of substitution, to represent and vote as designated below all the shares of common stock of Mercer International Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 31, 2023, or at any adjournment, postponement or rescheduling thereof. This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the director nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3 and 1 YEAR for Proposal 4. If any other business is presented at the Meeting, this proxy will be voted by the proxies on such matters as determined by the proxies, in their discretion.(Items to be voted appear on reverse side)C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. +